Filed with the Securities and Exchange Commission on June 16, 2021

1933 Act Registration File No. [ ]

1940 Act File No. 811-23705

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933  [ X ]

[ ] Pre-Effective Amendment No.

[ ] Post-Effective Amendment No.

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940   [ X ]

[  ] Amendment No.

(Check appropriate box or boxes.)

Atlas U.S. Tactical Income Fund

(Exact Name of Registrant as Specified in Charter)

Buchanan Office Center

Road 165 #40, Suite 201
Guaynabo, Puerto Rico 00968

(Address of Principal Executive Offices, including Zip Code)

Registrant’s Telephone Number, including Area Code: +1 787-781-1301

Kevin R. Bettsteller, Esq.
DLA Piper LLP (US)

2000 Avenue of the Stars

Suite 400 North Tower

Los Angeles, CA 90067

(Name and. Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)

[] immediately upon filing pursuant to paragraph (b)

[ ] on (date) pursuant to paragraph (b)

[ ]   60 days after filing pursuant to paragraph (a)(l)

[   ]   on (date) pursuant to paragraph (a)(l)

[ ]   75 days after filing pursuant to paragraph (a)(2)

[   ]   on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box: [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Pursuant to the provisions of Rule 24f-2 under the Investment Company Act of 1940, the Registrant declares that an indefinite number of its shares of common stock are being registered under the Securities Act of 1933 by this registration statement.

The Registrant hereby amends this Registration Statement under the Securities Act of 1933 on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that the Registration Statement shall thereafter become effective in accordance with the provisions of Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to Section 8(a), may determine.

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ATLAS U.S. TACTICAL INCOME FUND, INC.

Prospectus

	Class A	Class C
	Ticker/Cusip	Ticker/Cusip
Atlas U.S. Tactical Income Fund, Inc,	049446 107 ATLAX	049446 206 ATLCX

Prospectus Date: June 16, 2021

This Prospectus provides important information about the Atlas U.S. Tactical Income Fund, Inc. (the “Fund”) that you should know before investing. Please read it carefully and keep it for future reference.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1(855) 969-8440 to let the Fund know you wish to continue receiving paper copies of your shareholder reports.

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Subject to Completion, dated June 16, 2021

Table of Contents

Investment Objectives	2
Fees and Expenses of the Fund	2
Portfolio Turnover	1
Principal Investment Strategies of the Fund	1
Principal Risks of Investing in the Fund	2
Performance	3
Management	3
Investment Adviser	3
Portfolio Managers	3
Purchase and Sale of Fund Shares	4
Tax Information	4
Financial Intermediary Compensation	4
Investments	5
Investment Objectives and Strategy	5
Risk Factors	6
Portfolio Holdings	10
Management of the Fund	10
Investment Adviser	10
Portfolio Manager	11
Legal Proceedings	12
Restrictions on Transfer	12
Shareholders’ Guide	12
Pricing of Fund Shares	13
Purchase	13
Qualifying for a Reduction or Waiver of Class A Shares Sales Charge	15
Right of Accumulation	15
Letter of Intent	15
Aggregating Account	15
Contingent Deferred Sales Charge	15
CDSC Waivers	15
Redemption of Fund Shares	16
Redeeming Shares	16
Redemption Fee	16
Dividends and Distributions	16
Tax Consequences	16
Puerto Rico Taxation	18
United States Taxation	20
Distribution Arrangements	22
Additional Information	22
Performance	22
Financial Highlights	23
Privacy Policy	25

ATLAS U.S. TACTICAL INCOME FUND, INC.

Class A Shares Ticker/Cusip: 049446 107/ATLAX
Class C Shares Ticker/Cusip: 049446 206/ATLCX

Investment Objectives

The Fund seeks to maximize total return, consistent with preservation of capital.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below. Each share class has different expenses but represents an investment in the same Fund. For Class A Shares, you may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial professional and in the “Purchase” section on page 15 of this Prospectus and in the Statement of Additional Information (“SAI”).

SHAREHOLDER FEES (fees paid directly from your investment)
	Class A	Class C
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	3.50%+	None
Maximum deferred sales charge (load) (as a percentage of the amount redeemed)	None(1)	None
Redemption Fee (as a percentage of amount redeemed, on shares held for 60 days or less)	1.00%	1.00%
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C
Management Fees(2)	0.98%	0.98%
Distribution and Service (12b-1) Fees	0.25%	1.00%
Interest Expense	0.87%	0.88%
Other Expenses	0.38%	0.38%
Acquired Fund Fees and Expenses(3)	0.02%	0.02%
Total Annual Fund Operating Expenses	2.50%	3.26%

(1) A contingent deferred sales charge of 1.00% will be assessed on redemptions of Class A Shares made within one year after purchase through the Distributor or other dealers where no initial sales charge was paid at time of purchase as part of an investment of $2,500,000 or more (whether in a single transaction or in several transactions pursuant to such shareholder’s Right of Accumulation or a Letter of Intent).

(2) Restated to reflect current fees. Investment advisory (management) fees, which are indirectly paid entirely by you, will be charged as a percentage of the Fund’s average daily gross assets, which include all assets purchased by the Fund with proceeds of leverage (but not including borrowings for temporary, emergency or defensive purposes). The Management Fee is calculated and payable monthly in arrears at the annual rate of 0.65% of the Fund’s average daily gross assets during such period. The management fee shown in the table above is higher than the contractual rate because the management fee in the table is required to be calculated as a percentage of average net assets, rather than gross assets. In addition, the Management Fee shown in the table above reflects the maximum rate that may be applied based on limitations on leverage under the Investment Company Act of 1940, as amended. This rate may not be indicative of the management fee in future years because the Fund may take a lower amount of leverage at different periods of time. Because the Management Fee is based on the Fund’s average daily gross assets, the Fund’s use of leverage will increase the Management Fee paid to the Adviser.

(3) Acquired Fund Fees and Expenses represent the indirect costs of investing in other investment companies, including exchange traded funds. The ratio of expenses to average net assets in the Fund’s financial highlights includes only the direct operating expenses of the Fund and may not correlate to the Total Annual Fund Operating Expenses in this table.

+       Shares purchased through the Fund’s Transfer Agent, Ultimus Fund Solutions, LLC, will not be subject to sales charge.

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Example:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund and for Class A shares, with an initial sales load of 3.50%. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. A contingent deferred sales charge of up to 1.00% may be imposed on certain redemptions of Class A Shares bought through the Distributor or a Selected Dealer, without an initial sales charge and then redeemed within 12 months of purchase. The contingent deferred sales charge is not reflected in the example below. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

With redemption at the end of the period:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$694	$1,101	$1,634	$3,087
Class C Shares	$329	$1,004	$1,702	$3,558

Without redemption at the end of the period:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$594	$1,101	$1,634	$3,087
Class C Shares	$329	$1,004	$1,702	$3,558

The examples should not be considered a representation of past or future expenses and actual expenses may be greater or lesser than those shown above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 45% of the average value of its portfolio.

Principal Investment Strategies of the Fund

The Fund pursues its investment strategy by constructing a portfolio of securities as described below. The Fund relies on the professional judgment of the Investment Adviser to make decisions about the Fund’s portfolio investments. The basic investment philosophy of the Investment Adviser is to seek to invest in attractively valued securities that, in its opinion, represent good, long-term investment opportunities. Securities may be sold when the Investment Adviser believes that they no longer represent relatively attractive investment opportunities.

•	The Fund invests primarily in fixed-income securities, including U.S. government, mortgage-backed, and corporate debt securities, and municipal obligations. Under no circumstances will the Fund have the flexibility to invest in direct or indirect obligations of the Commonwealth of Puerto Rico or any of its instrumentalities.
•	The Fund normally will invest at least 80% of its assets in a diversified portfolio of U.S. fixed-income instruments of varying maturities.
•	The Fund will generally invest up to 20% of its total assets in large capitalization stocks including through the use of passive investments, such as exchange traded funds (“ETFs”).
•	The Fund may invest up to 10% of its assets in below investment-grade fixed income securities (or unrated fixed income securities deemed by the Investment Adviser to be of comparable credit quality). Investment-grade refers to fixed income securities that are rated “AAA,” “AA,” “A” or “BBB” by Standard & Poor’s, Inc. (“S&P”), a Division of The McGraw Hill Companies ), “Aaa,” “Aa,” “A” or “Baa” by Moody’s Investors Service, Inc., “AAA,” “AA,” “A” or “BBB” by Fitch Ratings, (“Fitch”) without regard to any gradations within such categories, or within the four highest investment grade categories (without regard to any gradations within such categories) by any other nationally recognized statistical rating organization, or, if not rated, are considered by the Investment Adviser to be of comparable credit quality. Below investment-grade fixed income securities are also known as “junk bonds,” which are speculative and subject to greater credit risk, price volatility and risk of loss than investment-grade securities.
•	The Fund may invest up to 20% of its total assets in fixed income securities or large capitalization stocks (mainly ETFs) of foreign issuers in dollar denominations.
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•	The Fund is authorized to engage in borrowing and other forms of leverage to increase amounts available for investment. Reverse repurchase agreements may be considered to be a type of borrowing.

Principal Risks of Investing in the Fund

You may lose money by investing in the Fund. The following is a summary discussion of the principal risks of investing in the Fund. There can be no guarantee that the Fund will meet its investment objective or that the performance of the Fund will be positive for any period of time. The Fund is subject to the following principal risks, more fully described in “Risk Factors” in this Prospectus.

•	Market Risk. The prices of, and the income generated by, the bonds, common stocks and other securities held by the Fund may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; currency exchange rate, interest rate and commodity price fluctuations; market disruptions caused by local or regional events such as war, acts of terrorism, the spread of infectious illness (including epidemics and pandemics) or other public health issues, recessions or other events or adverse investor sentiment. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide due to increasingly interconnected global economies and financial markets.

•	Credit Risk. The issuer of bonds or other debt securities may be unable or unwilling, or may be perceived as unable or unwilling, to make timely interest or principal payments or otherwise honor its obligations.

•	Interest Rate Risk. During periods of rising interest rates, the Fund’s yield (and the market value of its securities) will tend to be lower than prevailing market rates; in periods of falling interest rates, the Fund’s yield (and the market value of its securities) will tend to be higher. Securities with longer maturities tend to be more sensitive to changes in interest rates, causing them to be more volatile than securities with shorter maturities. Securities with shorter maturities tend to provide lower returns and be less volatile than securities with longer maturities. If interest rates rise, the Fund’s yield may not increase proportionately, and the maturities of fixed income securities that have the ability to be prepaid or called by the issuer may be extended. The risks associated with changing interest rates may have unpredictable effects on the markets and the Fund’s investments. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the Fund. A low or declining interest rate environment poses additional risks to the Fund’s performance, including the risk that proceeds from prepaid or maturing instruments may have to be reinvested at a lower interest rate. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Fund.

•	Extension Risk. During periods of rising interest rates, a debtor may pay back a bond or other fixed income security slower than expected or required, and the value of such security may fall.

•	Mortgage-Related and Other Asset-Backed Securities Risk. Mortgage-related securities, such as mortgage-backed securities, and other asset-backed securities, include debt obligations that represent interests in pools of mortgages or other income-bearing assets, such as consumer loans or receivables. Such securities often involve risks that are different from or more acute than the risks associated with investing in other types of debt securities. Mortgage-backed and other asset-backed securities are subject to changes in the payment patterns of borrowers of the underlying debt. When interest rates fall, borrowers are more likely to refinance or prepay their debt before its stated maturity. This may result in the Fund having to reinvest the proceeds in lower yielding securities, effectively reducing the Fund’s income. Conversely, if interest rates rise and borrowers repay their debt more slowly than expected, the time in which the mortgage-backed and other asset-backed securities are paid off could be extended, reducing the Fund’s cash available for reinvestment in higher yielding securities.

•	Prepayment (or Call) Risk. Because many issuers of fixed-income securities have an option to prepay their fixed income securities, the exercise of such option may result in a decreased rate of return and a decline in value of those securities and accordingly, a decline in the Fund’s net asset value (“NAV”). Issuers may be more likely to prepay their securities if interest rates fall. If this happens, the Fund will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates, and will be forced to reinvest prepayment proceeds at a time when yield on securities available in the market are lower than the yield on prepaid securities. The Fund may also lose any premium it paid to purchase the securities.

•	High-Yield Risk. The Fund’s high-yield fixed income securities, sometimes known as “junk bonds” will be subject to greater credit risk, price volatility and risk of loss than investment grade securities, which can adversely affect the Fund’s return and
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NAV. High-yield securities are considered highly speculative and are subject to the increased risk of an issuer’s inability to make principal and interest payments.

•	U.S. Government Securities Risk. Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates. Securities issued by government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government are neither issued nor guaranteed by the U.S. government.

•	LIBOR Risk. Many financial instruments may be tied to the London Interbank Offered Rate, or “LIBOR,” to determine payment obligations, financing terms, hedging strategies, or investment value. LIBOR is the offered rate for short term Eurodollar deposits between major international banks. On July 27, 2017, the head of the UK Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. Regulators and industry working groups have suggested alternative reference rates, but global consensus is lacking and the process for amending existing contracts or instruments to transition away from LIBOR remains unclear. There also remains uncertainty and risk regarding the willingness and ability of issuers to include enhanced provisions in new and existing contracts or instruments. As such, the transition away from LIBOR may lead to increased volatility and illiquidity in markets that are tied to LIBOR, reduced values of LIBOR- related investments, and reduced effectiveness of hedging strategies, adversely affecting the Fund’s performance or NAV. In addition, the alternative reference rate may be an ineffective substitute resulting in prolonged adverse market conditions for the Fund.

•	Investment Company Risk. Investment company risk includes the risks of investing in investment companies, including ETFs, through your investment in the Fund. Investors will incur a proportionate share of the expenses of the investment company in which the Fund invests (including operating expenses and management fees) in addition to the fees and expenses regularly borne by the Fund. In addition, the Fund will be affected by the investment policies, practices, and performance of such investments in direct proportion to the amount of assets the Fund invests in such investment company. Certain ETFs or closed-end funds traded on exchanges may be thinly traded and experience large spreads between the “ask” price quoted by a seller and the “bid” price offered by a buyer.

•	Leverage Risk. While the use of leverage provides the opportunity for increased net income, it can create special risks, including higher volatility of the net asset value, market value and dividend rate of the shares of the Fund. The use of leverage also magnifies losses and subjects shareholders to higher levels of expenses.

•	Management Risk. The Investment Adviser actively manages the Fund’s investments. Consequently, the Fund is subject to the risk that the methods and analyses employed by the Investment Adviser in this process may not produce the desired results. This could cause the Fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

An investment in the Fund is not a bank deposit or obligation, is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency and may lose value. The SAI provides additional information on risks associated with investing in the Fund.

Performance

Performance information has not been presented as the Fund’s registration statement filed with the Securities and Exchange Commission (the “SEC”) is not yet effective. After the Fund has been in operation for a full calendar year following the effective date of its registration statement, total return information will be presented.

Management

Investment Adviser

Atlas Asset Management LLC is the investment adviser of the Fund (the “Adviser” or the “Investment Adviser”).

Portfolio Managers

•	Paul Hopgood, President of the Adviser, has been a Portfolio Manager of the Fund since its inception and joined the Adviser in September 2014.
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•	Jaime Pandal, Vice President of the Adviser, has been a Portfolio Manager of the Fund since its inception and joined the Adviser in September 2014.
•	Mario Rodriguez, Assistant Vice President of the Adviser, has been a Portfolio Manager since May 2021.

The SAI provides additional information about the portfolio managers’ method of compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of the Fund’s shares.

Purchase and Sale of Fund Shares

This section provides information to assist you in buying, exchanging, and redeeming shares of each class of the Fund. You may buy, exchange or redeem shares on any business day at a price based on the net asset value (“NAV”) that is calculated after you place your order, plus any applicable sales load in the case of Class A shares. A contingent deferred sales charge may apply at the time you sell certain Class A shares or Class C Shares. Please read the entire Prospectus carefully before buying shares of the Fund.

The Fund offers to the public two classes of shares of common stock: Class A and Class C, each with different charges and expenses (the “Shares”). You should discuss purchase options with your financial consultant to determine which class of Shares represents the best investment option for your particular situation. More information is available on the SAI.

The minimum initial investment for Class A and Class C Shares is $2,500. The minimum subsequent investment for Class A and Class C Shares is $100. The Fund reserves the right to waive or modify the initial and subsequent investment requirements at any time.

Class A common stock (the “Class A Shares”) and Class C common stock (the “Class C Shares”), together with the Class A Shares and Class C Shares, the “Shares” or the “Common Stock”) may be purchased through Oriental Financial Services Corp., a securities broker-dealer registered in Puerto Rico acting as placement agent for the Fund (the “Distributor”), other securities dealers that have entered into dealer agreements with the Fund and through the Fund’s Transfer Agent, Ultimus Fund Solutions, LLC.

Subscriptions for Shares must be made through a brokerage account maintained with the Distributor, any securities dealers that have entered into dealer agreements with the Fund (the “Selected Dealers”), or through the Fund’s Transfer Agent, Ultimus Fund Solutions, LLC. You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open for trading by written request or by telephone at (855) 969-8440.

Tax Information

The Fund intends to make distributions that may be taxed at a preferential tax to be withheld at source rather than the regular tax on ordinary income. Puerto Rico residents and entities may be exempt from Puerto Rico regular income tax and alternative minimum tax on certain eligible distributions. A portion of the Fund’s distribution may be subject to regular Puerto Rico tax rates.

•	Dividends received by Puerto Rico Individuals and Puerto Rico Entities that qualify as Exempt Dividends (each as defined herein) will be exempt from Puerto Rico regular income tax and alternative minimum tax. See “Tax Consequences” beginning on page 19.
•	Taxable Dividends (as defined herein) received by Puerto Rico Individuals, estates and trusts will be subject to a 15% preferential tax to be withheld at source rather than to the regular tax on ordinary income. See “Tax Consequences” beginning on page 19.
•	Investments in the Fund by individuals who acquired their U.S. citizenship by reason of their birth or residence in Puerto Rico and who are domiciled in Puerto Rico at the time of death are not subject to Puerto Rico or U.S. estate taxes.
•	Gain on the sale or redemption of Fund shares held for more than one year is subject to special tax rates for Puerto Rico Individuals and Puerto Rico Entities.

Financial Intermediary Compensation

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Investments

Investment Objectives and Strategy

The Fund seeks to provide long-term positive returns and to preserve capital through various market environments by managing portfolio duration, credit risk, and volatility. The Fund has the flexibility to invest across a variety of fixed-income asset classes and is not managed to be compared to any specific index. The Fund has latitude to pursue opportunities across the fixed-income spectrum to create a diversified portfolio of varying maturities, including moving between sectors or across credit risk, and may have positive or negative duration. The Fund normally will maintain an average portfolio duration of negative 3 years to plus 6 years. The Fund’s investment objectives are not fundamental and may be changed without shareholder approval.

The Fund pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets in fixed income assets in the United States. This investment policy is not fundamental, and the Fund will notify shareholders at least 60 days in advance of any change in this investment policy. The type of bonds in which the Fund may invest include a variety of fixed-income instruments such as, but not limited to, government notes and bonds, corporate bonds, commercial and residential mortgage-backed securities, asset-backed securities, and derivatives such as swap agreements, futures contracts, and options that provide exposure and mitigate risks associated to various fixed-income instruments.

The Fund will generally invest up to 20% of its total assets in shares of stock of large capitalization companies including through the use of passive investments, such as ETFs.

The Fund may invest up to 10% of its assets in fixed-income securities that, at the time of purchase, are rated below “investment grade.” Investment grade refers to fixed income securities that are rated “AAA,” “AA,” “A” or “BBB” by S&P, “Aaa,” “Aa,” “A” or “Baa” by Moody’s, “AAA,” “AA,” “A” or “BBB” by Fitch, without regard to any gradations within such categories, or within the four highest investment grade categories (without regard to any gradations within such categories) by any other nationally recognized statistical rating organization, or, if not rated, are considered by the Investment Adviser to be of comparable credit quality. Investments in below investment-grade securities are expected to be made mainly through the use of passive investment vehicles, such as ETFs. Below investment-grade fixed income securities are also known as “junk bonds,” which are speculative and subject to greater credit risk, price volatility and risk of loss than investment-grade securities.

The Fund’s average portfolio duration may range from negative 3 years to plus 6 years. The Fund may also invest up to 20% of its total assets in fixed income securities or large capitalization stocks (including ETFs) of foreign issuers in dollar denominations.

The Fund has the intent to use derivatives mainly for the purpose of mitigating interest rate risk and not as part of its leverage program (except for repurchase agreements used as part of its leverage program). Derivatives are instruments that have a value derived from, or directly linked to, an underlying asset, such as equity securities, fixed-income securities, interest rates, or market indices. In particular, the Fund may purchase interest rate futures and options. The Fund will use derivatives for various investment purposes, such as, but not limited to, to manage or hedge portfolio risk, interest rate risk, and to earn income or meet liquidity needs. However, the Fund will not use these transactions as a speculative investment. The Fund’s exposure to derivatives will vary. The Fund’s use of derivatives is not a principal investment strategy of the Fund.

The fund may increase amounts available for investment through the use of leverage. The Fund also may utilize leverage to pay for redemptions of its Shares or to pay certain expenses of the Fund. The Fund contemplates using leverage in order to seek to enhance its potential to provide a high level of income and total return.

The Fund may borrow money from banks. Leverage may represent in the aggregate up to 33 1/3% of the Fund’s total assets (including the amount borrowed) immediately after such leverage. The proceeds from such leverage will be invested in accordance with the Fund’s investment objective. In addition, the Fund may also borrow for temporary or emergency purposes in an amount up to 5% of its total assets. Issuance and ongoing expenses of such leverage will be borne by the Fund and will reduce the net asset value of the Shares.

The Fund is classified as diversified under the Investment Company Act of 1940, as amended (the “1940 Act”), and may invest its assets in more issuers than “non-diversified” mutual funds.

For a more complete description of which securities the Fund can invest in and securities ratings, see the SAI.

The Fund has a non-fundamental policy not to invest in direct or indirect obligations of the Commonwealth of Puerto Rico or any of its instrumentalities and any security, regardless of jurisdiction, that may be deemed illiquid by the Investment Adviser.

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Risk Factors

The following is a summary discussion of the principal risks of investing in the Fund. There can be no guarantee that the Fund will meet its investment objective or that the performance of the Fund will be positive for any period of time. You can lose money by investing in the Fund. The Fund may use various investment techniques, some of which involve greater amounts of risk than others. To reduce risk, the Fund is subject to certain limitations and restrictions on its investments, which are described in more detail in the SAI.

Investment and Market Risk. The Fund’s investments may be adversely affected by the performance of U.S. and foreign investment securities markets, which, in turn, may be influenced by a number of factors, including (i) the level of interest rates, (ii) the rate of inflation, (iii) political decisions, (iv) fiscal policy, and (v) current events in general. Although the Fund may be less volatile than funds that invest most of their assets in common stocks, because the Fund invests in investment securities, the Fund’s NAV may fluctuate due to market conditions, and as a result you may experience a decline in the value of your investment in the Fund and you may lose money.

As shown with the novel coronavirus disease that has recently emerged (COVID-19), market events (including public health crises and concerns) can have a profound economic and business effect that results in cancellations and disruptions to supply chains and customer activity, disruption and displacement of one or more sectors or industries, closing of borders and imposition of travel restrictions and quarantines, general public concern and uncertainty and, in extreme cases, exchange trading halts due to rapidly falling prices. Further, the impact of COVID-19 has caused significant volatility and declines in global financial markets, including the U.S. financial markets. The duration and lasting impact of the COVID-19 outbreak is unclear and may not be fully known for some time.

Market events such as these and other types of market events may cause significant declines in the values and liquidity of many securities and other instruments, and significant disruptions to global business activity and financial markets. Turbulence in financial markets, and reduced liquidity in equity, credit and fixed income markets may negatively affect many issuers both domestically and around the world, and can result in trading halts, any of which could have an adverse impact on the Fund. During periods of market volatility, security prices (including securities held by the Fund) could change drastically and rapidly and therefore adversely affect the Fund.

An investment in the Shares offered by the Fund is designed primarily, and is suitable only, for long-term investors, and is not suitable for all investors. Further, an investment in the Fund is not equivalent to an investment in the underlying securities of the Fund and investors in the Shares should not view the Fund as a vehicle for trading purposes.

Fixed-Income Securities Risks. The Fund invests in a variety of fixed-income securities, which are subject to certain risks, as described below.

•	Interest Rate Risk. Generally, a fixed-income security will increase in value when prevailing interest rates fall and decrease in value when prevailing interest rates rise. Longer-term securities are generally more sensitive to interest rate changes than shorter-term securities, but they generally offer higher yields to compensate investors for the associated risks. In addition, the Fund is subject to the risk that interest rates may exhibit increased volatility, which could cause the Fund’s net asset value to fluctuate more. If rising interest rates cause the Fund to lose enough value, the Fund could also face increased shareholder redemptions, which could force the Fund to liquidate investments at disadvantageous times or prices, therefore adversely affecting the Fund. How specific fixed-income securities may react to changes in interest rates will depend on the specific characteristics of each security. High-yield bond prices and floating rate debt security prices are generally less directly responsive to interest rate changes than investment grade issues or comparable fixed rate securities and may not always follow this pattern. The Fund may manage interest rate risk by varying the average-weighted effective maturity of the portfolio to reflect an analysis of interest rate trends and other factors. The Fund’s average-weighted effective maturity will tend to be shorter when the portfolio manager expects interest rates to rise and longer when the portfolio manager expects interest rates to fall. The Fund intends to use primarily futures to manage interest rate risk but may also use swaps and options.
•	Credit Risk. Credit risk is the risk that the credit strength of an issuer of a fixed-income security will weaken and/or that the issuer will be unable to make timely principal and interest payments and that the security may go into default.
•	Prepayment Risk. Prepayment risk is the risk that during periods of falling interest rates, certain fixed-income securities with higher interest rates, such as mortgage- and asset-backed securities, may be prepaid by their issuers thereby reducing the amount of interest payments.
•	Valuation Risk. Valuation risk is the risk that one or more of the fixed-income securities in which the Fund invests are priced differently than the value realized upon such security’s sale. In times of market instability, valuation may be more difficult.
•	Liquidity Risk. Liquidity risk is the risk that fixed-income securities may be difficult or impossible to sell at the time that the Investment Adviser would like or at the price the Investment Adviser believes the security is currently worth.
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Mortgage-Backed Securities Risk. Mortgage-backed securities are classified generally as either commercial mortgage-backed securities or residential mortgage-backed securities, each of which is subject to certain specific risks. Mortgage-backed securities tend to be more sensitive to changes in interest rates than other types of debt securities. Investments in mortgage- backed securities are subject to both extension risk, where borrowers extend the duration of their mortgages in times of rising interest rates, and prepayment risk, where borrowers pay off their mortgages sooner than expected in times of declining interest rates. These risks may reduce the Fund’s returns. In addition, investments in mortgage-backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, and liquidity risk than various other types of fixed-income securities.

Exchange-Traded Funds Risk. The Fund may invest in ETFs, which are typically open-end investment companies that are traded on a national securities exchange. ETFs typically incur fees, such as investment advisory fees and other operating expenses that are separate from those of the Fund, which will be indirectly paid by the Fund. As a result, the cost of investing in the Fund may be higher than the cost of investing directly in ETFs and may be higher than other mutual funds that invest directly in stocks and bonds. An investment in the Fund is subject to the risks associated with investments in the underlying ETFs in which it invests. The Fund will indirectly pay a proportional portion of the asset-based fees of the underlying ETFs in which it invests.

There is a risk that the Investment Adviser’s evaluation and assumptions regarding a broad asset class or the ETFs in which the Fund invests may be incorrect based on actual market conditions. In addition, at times the segment of the market represented by an underlying ETF may be out of favor and under perform other segments. There can be no assurance that the underlying ETFs will achieve their investment objectives, and the performance of the underlying ETFs may be lower than the asset class that they were selected to represent. The underlying ETFs may change their investment objectives or policies without the approval of the fund. If that were to occur, the Fund might be forced to withdraw its investment from the underlying ETFs at a time that is unfavorable to the Fund.

An investment in an ETF is not equivalent to an investment in the assets held by the ETF. The market price of ETF units on the securities exchange on which they are traded may be lower than or higher than their NAV. An active trading market for ETF units may not develop or be maintained. Trading of ETF units may be halted if the listing exchange’s officials deem such action appropriate. ETFs may not fulfill their objective of tracking the performance of an index or specific security or benchmark which they seek to track. A significant percentage of certain ETFs may be comprised of issuers in a single industry or sector of the economy, which may present more risks than if such funds were broadly diversified.

Leverage Risk. The use of leverage by the Fund creates an opportunity for increased net income, but at the same time, creates special risks. Because, under normal market conditions, obligations with longer-term or medium-term maturities produce higher yields than short-term obligations, the Investment Adviser believes that the spread inherent in the difference between the short-term rates paid by the Fund in the course of leveraging and the longer-term rates received by the Fund from securities purchased with the proceeds of such leverage will provide holders of Shares with a potentially higher yield. Investors should note, however, that leverage creates certain risks for holder of Shares, including higher volatility in the net asset value and market value of the Shares as well as in the dividend rate paid by the Fund on the Shares. Since any decline in the value of the Fund’s investment will be borne entirely by the holders of Shares, the effect of leverage in the declining market would result in a greater decrease in net asset value per Share than if the Fund were not leveraged, which will result in a lower redemption price of the Shares. The effect of leverage may cause a shareholder to lose all or a portion of its investment in the Fund.

Holders of Shares will receive substantially all net income of the Fund remaining after payment of interest or dividends associated with leverage and will generally be entitled to a pro-rata share of net realized capital gains.

Because the Management Fee is based on the value of the Fund’s gross assets, the incurrence of debt or the use of leverage will increase the Management Fee due to the Adviser. As such, the Adviser may have an incentive to use leverage to make additional investments.

Lower-Rated and Below Investment Grade Securities. The Fund intends to invest at least 80% of its assets in fixed-income securities that, at the time of purchase, are rated “investment grade,” that is, rated “AAA,” “AA,” “A” or “BBB” by S&P, “Aaa,” “Aa,” “A” or “Baa” by Moody’s, “AAA,” “AA,” “A” or “BBB” by Fitch, without regard to any gradations within such categories, or within the four highest investment grade categories (without regard to any gradations within such categories) by any other nationally recognized statistical rating organization, or, if not rated, are considered by the Investment Adviser to be of comparable credit quality or are approved by the Commissioner. Obligations rated in the lowest investment grade category (BBB by S&P, Baa by Moody’s or BBB by Fitch, without regard to any gradations within such categories) are generally regarded as having adequate capacity to pay interest and repay principal but may have some speculative characteristics. Obligations rated below investment grade (i.e., below BBB− by S&P, Baa3 by Moody’s or BBB− by Fitch), in which the Fund may invest up to 10% of its assets, may have speculative characteristics, including the possibility of default or bankruptcy of the issuers of such securities, market price volatility based upon interest rate sensitivity, questionable creditworthiness and relative illiquidity of the secondary trading market. Because lower-rated bonds have been found to be more sensitive to adverse economic changes or individual corporate developments and less sensitive to interest rate changes than higher-rated investments, an economic downturn could disrupt the market for lower-rated bonds and adversely affect the value of

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outstanding bonds and the ability of issuers to repay principal and interest. In addition, in a declining interest rate market, issuers of lower-rated bonds may exercise redemption or call provisions, which may force the Fund, to the extent it owns such securities, to replace those securities with lower yielding securities. This could result in a decreased return. Subsequent to its purchase by the Fund, an issuer of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. In addition, it is possible that S&P, Moody’s, Fitch, and other ratings agencies might not change in a timely manner their ratings of a particular issue to reflect subsequent events. The Investment Adviser is under no obligation to sell portfolio securities that are downgraded below investment grade after these securities are purchased by the Fund. If a portfolio security is downgraded, the Investment Adviser will consider factors such as price, credit, risk, market conditions, the financial condition of the issuer and prevailing and anticipated interest rates in determining whether to sell or hold the security as a portfolio investment.

Large Cap Stock Risk. Large-capitalization stocks as a group could fall out of favor with the market, causing the Fund to underperform investments that focus solely on small- or medium-capitalization stocks.

Cybersecurity Risk. With the increased use of the Internet and because information technology (“IT”) systems and digital data underlie most of the Fund’s operations, the Fund and the Investment Adviser, custodian, transfer agent, distributor and other service providers and the financial intermediaries of each (collectively “Service Providers”) are exposed to the risk that their operations and data may be compromised as a result of internal and external cyber-failures, breaches or attacks (“Cyber Risk”). This could occur as a result of malicious or criminal cyberattacks. Cyber-attacks include actions taken to: (i) steal or corrupt data maintained online or digitally, (ii) gain unauthorized access to or release confidential information, (iii) shut down a Fund or Service Provider website through denial-of-service attacks, or (iv) otherwise disrupt normal business operations. However, events arising from human error, faulty or inadequately implemented policies and procedures or other systems failures unrelated to any external cyber-threat may have effects similar to those caused by deliberate cyber-attacks.

Successful cyber-attacks or other cyber-failures or events affecting the Fund, or its Service Providers may adversely impact the Fund or its shareholders. For instance, such attacks, failures or other events may interfere with the processing of shareholder transactions, impact the Fund’s ability to calculate its NAV, cause the release of private shareholder information or confidential Fund information, impede trading, or cause reputational damage. Such attacks, failures or other events could also subject the Fund or its Service Providers to regulatory fines, penalties or financial losses, reimbursement, or other compensation costs, and/or additional compliance costs. Insurance protection and contractual indemnification provisions may be insufficient to cover these losses. The Fund or its Service Providers may also incur significant costs to manage and control Cyber Risk. While the Fund and its Service Providers have established IT and data security programs and have in place business continuity plans and other systems designed to prevent losses and mitigate Cyber Risk, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified or that cyber-attacks may be highly sophisticated.

Cyber Risk is also present for issuers of securities or other instruments in which the Fund invests, which could result in material adverse consequences for such issuers and may cause the Fund’s investment in such issuers to lose value.

Derivatives Risk. Derivatives, futures, and options can be highly volatile and involve similar risks to those as the underlying referenced securities, such as risks related to interest rates, market, credit, valuation, and liquidity, among others. There are also additional risks. Gains or losses from a derivative investment can be substantially greater than the derivative’s original cost and can therefore involve leverage. Leverage may cause the Fund to be more volatile than if it had not used leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not produce the anticipated result. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives may be difficult to value, can be less liquid than other types of investments and entail the risk that the counterparty will default on its payment obligations. If the counterparty to a derivative transaction defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. To the extent the Fund enters into short derivative positions, the Fund may be exposed to risks similar to those associated with short sales, including the risk that the Fund’s losses are theoretically unlimited. If there is a default by the other party to such a transaction, the Fund normally will have contractual remedies pursuant to the agreements related to the transaction. Swap agreements also bear the risk that the Fund will not be able to meet its obligation to the counterparty. The Fund’s investments in interest rate futures in particular entail the risk that the Fund’s Investment Adviser’s prediction of the direction of interest rates is wrong, and the Fund could incur a loss. If the Fund invests a significant portion of its assets in derivatives, its investment performance could be dependent on securities not directly owned by the Fund.

The Fund is subject to equity price risk in the normal course of pursuing its investment objective and may purchase options to help hedge against risk. The Fund may purchase put and call options. Put options are purchased to hedge against a decline in the value of securities held in the Fund’s portfolio. If such a decline occurs, the put options will permit the Fund to sell the securities underlying such options at the exercise price, or to close out the options at a profit. The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises or

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declines sufficiently, the option may expire worthless to the Fund. In addition, in the event that the price of the security in connection with which an option was purchased moves in a direction favorable to the Fund, the benefits realized by the Fund as a result of such favorable movement will be reduced by the amount of the premium paid for the option and related transaction costs. Purchased options are non- income producing securities.

Credit Quality Risk. Through the Fund’s investments in fixed-income securities, the Fund is subject to the risks associated with the credit quality of the issuers of those fixed-income securities. Credit quality measures the likelihood that the issuer or borrower will meet its obligations on a bond. One of the fundamental risks is credit risk, which is the risk that an issuer will be unable to make principal and interest payments when due, or default on its obligations. Higher credit risk may negatively impact the Fund’s returns and yield. U.S. Government securities are generally considered to be the safest type of investment in terms of credit risk. Municipal obligations generally rank between U.S. Government securities and corporate debt securities in terms of credit safety. Corporate debt securities, particularly those rated below investment grade, present the highest credit risk.

Many fixed-income securities receive credit ratings from services such as S&P, Fitch, and Moody’s. These services assign ratings to securities by assessing the likelihood of issuer default. The lower a bond issue is rated by an agency, the more credit risk it is considered to represent. Lower rated instruments and securities generally pay interest at a higher rate to compensate for the associated greater risk. Interest rates can fluctuate in response to economic or market conditions, which can result in a fluctuation in the price of a security and impact your return and yield. The SAI includes a description of bond rating categories.

LIBOR Risk. Many financial instruments may be tied to the London Interbank Offered Rate, or “LIBOR,” to determine payment obligations, financing terms, hedging strategies, or investment value. LIBOR is the offered rate for short term Eurodollar deposits between major international banks. On July 27, 2017, the head of the UK Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. Regulators and industry working groups have suggested alternative reference rates, but global consensus is lacking and the process for amending existing contracts or instruments to transition away from LIBOR remains unclear. There also remains uncertainty and risk regarding the willingness and ability of issuers to include enhanced provisions in new and existing contracts or instruments. As such, the transition away from LIBOR may lead to increased volatility and illiquidity in markets that are tied to LIBOR, reduced values of LIBOR-related investments, and reduced effectiveness of hedging strategies, adversely affecting the Fund’s performance or NAV. In addition, the alternative reference rate may be an ineffective substitute resulting in prolonged adverse market conditions for the Fund.

Foreign Exposure Risk. The Fund may have exposure to foreign markets as a result of its investments in foreign securities which can be more volatile than the U.S. markets. As a result, its returns and net asset value may be affected to a large degree by fluctuations in political or economic conditions in a particular country. In some foreign markets, there may not be protection against failure by other parties to complete transactions. To the extent the Fund invests in foreign debt securities, such investments are sensitive to changes in interest rates. Additionally, investments in securities of foreign governments involve the risk that a foreign government may not be willing or able to pay interest or repay principal when due.

Restrictions on the Transfer of Class A Shares and Class C Shares and Loss of Tax Benefits. The Shares may only be transferred by operation of law, and only to Puerto Rico Residents. In addition, shareholders of the Fund (“Shareholders”) who cease to be Puerto Rico Investors (as defined in “Tax Consequences” below) may no longer have available the tax benefits that make the Fund an attractive investment.

Risks of Repurchase and Reverse Repurchase Agreements. The Fund may engage in repurchase agreements, which are transactions in which the Fund sells a security to a counterparty and agrees to buy it back at a specified time and price in a specified currency. Repurchase agreements involve the risk that the buyer of the securities sold by the Fund might be unable to deliver the securities when the Fund seeks to repurchase them and may be unable to replace the securities or only at a higher cost. If the buyer of securities under a repurchase agreement files for bankruptcy or becomes insolvent, the buyer may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the repurchase agreement may be severely restricted during that extension period.

The Fund may also engage in reverse repurchase agreements, which are transactions in which the Fund purchases a security from a counterparty and agrees to sell it back at a specified time and price in a specified currency. If a reverse repurchase agreement counterparty defaults, the Fund may suffer time delays and incur costs or possible losses in connection with the disposition of the securities underlying the reverse repurchase agreement. In the event of a default, instead of the contractual fixed rate of return, the rate of return to the Fund will depend on intervening fluctuations of the market values of the underlying securities and the accrued interest thereon. In such an event, the Fund would have rights against the counterparty for breach of contract with respect to any losses resulting from those market fluctuations.

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While there is authority generally supporting the treatment of repurchase agreements as collateralized loans for Puerto Rico income tax purposes, that authority does not address the tax treatment of repurchase agreements that the Fund typically enters into, which contain provisions that grant the purchaser the right to sell, transfer, pledge or hypothecate the securities. The Puerto Rico Treasury Department (“PRTD”) could take the position that this type of arrangement should be viewed as a transfer of ownership of the underlying security and that Puerto Rico courts could agree with that view. In such event, the tax-exempt interest of the securities will not constitute tax exempt income of the Fund, and the portion of the Tax Exempt Dividends distributed by the Fund from such interest could be treated either as Taxable Dividends or Capital Gain Dividends subject to Puerto Rico income tax. See “Tax Consequences”—“Taxation of Puerto Rico Investors” on page 20 of this Prospectus.

Equity Risk. The Fund’s use of equity securities, such as exchange-traded stocks, creates additional risk as those securities typically have greater price volatility than fixed-income securities and may decline in response to general market conditions.

Management Risk. The Fund is an actively managed investment portfolio and is therefore subject to the risk that the investment strategies employed for the Fund may fail to produce the intended results. Although the Fund seeks to provide long-term positive returns, market conditions or implementation of the Fund’s investment process may result in losses, and the Fund may not meet its investment objective. As such, there can be no assurance of positive “absolute” returns.

Portfolio Turnover Risk. Increased portfolio turnover may result in higher costs, which may have a negative effect on the Fund’s performance. In addition, higher portfolio turnover may result in the acceleration of capital gains and the recognition of greater levels of short-term capital gains, which are taxed at ordinary federal income tax rates when distributed to shareholders.

Infectious Disease Risk. An outbreak of COVID-19, a highly contagious illness, commenced in 2019 and spread globally. This outbreak has resulted in travel restrictions, including limitations on border crossings, health screenings at points of entry, quarantines, business closures and operating restrictions, supply chain interruptions, layoffs, disruption of and stress in healthcare delivery, and defaults, resulting in reduced consumer demand for goods and services, disruptions to financial markets and other significant economic impacts, as well as general concern and uncertainty. Market disruptions can adversely impact the Fund and its investments. Further, some local financial markets have been or may be subject to closures, which can be unannounced and of indeterminate length. If a market in which the Fund’s investments trades implements a trading suspension, the Fund’s ability to buy or sell securities in that market will be adversely impacted. The outbreak has adversely affected the economies of many nations and the entire global economy and may impact individual issuers and capital markets in unpredictable ways. Historically, governmental, and quasi-governmental authorities and regulators have responded to major economic disruptions with a variety of fiscal and monetary policy changes, including stimulus measures such as direct capital infusions into companies, monetary policy changes, and interest rate adjustments. Capital re-direction to manage consequences of the outbreak may adversely affect governmental, quasi-governmental and corporate balance sheets. Any unexpected change in these policies, or their ineffectiveness, is likely to increase market volatility, which could adversely affect the Fund’s investments. Other infectious illness outbreaks that may arise in the future could have similar or other unforeseen effects. Public health crises caused by the outbreak may exacerbate other pre-existing political, social, and economic risks in certain countries or globally. The duration of the outbreak and its effects cannot be determined with certainty.

An investment in the Fund is not a bank deposit or obligation, is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency and may lose value.

Portfolio Holdings

Portfolio holdings information for the Fund is available on the Fund’s website at www.atlasam.com. A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s SAI.

Management of the Fund

The Board has the overall responsibility for the management of the Fund.

Investment Adviser

Atlas Asset Management, LLC, a Puerto Rico limited liability company registered as an investment adviser with the SEC and Office of the Commissioner of Financial Institutions of Puerto Rico (the “Commissioner”), is the Adviser of the Fund. The Adviser’s address is Buchanan Office Center, Suite 201, Road 165 #40, Guaynabo, Puerto Rico 00968 and its telephone number is (787) 781-1301. As of September 30th, 2020, the Adviser had approximately $56,421,624 in assets under management.

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The Adviser provides the Fund with investment advisory and management services, subject to the control and oversight of the Board of Directors and the officers of the Fund. As the investment adviser, the Adviser is responsible for choosing the Fund’s investments and handling its business affairs. The Adviser offers money management and investment services to institutional clients in Puerto Rico.

As compensation for advisory services to the Fund, the Adviser is entitled to a monthly fee at an annual rate of 0.65% of the total assets under management of the Fund, which refers to the average daily net assets of the Fund plus the proceeds from borrowings from banks or through repurchase agreements for leverage (but not including borrowings for temporary, emergency or defensive purposes). This fee will be reduced depending on the total assets of the Fund to a rate of 0.60% of the total assets under management of the Fund over $100 million and 0.55% of the total assets under management of the Fund over $300 million. “Average daily net assets” means the average daily value of the total assets of the Fund, including the aggregate outstanding amount of any debt securities of the Fund, minus the sum of accrued liabilities of the Fund minus any accrued and unpaid interest on outstanding borrowings. For purposes of this calculation, total assets are determined at the end of each month on the basis of the average total assets of the Fund for each Business Day during the month. The fee is paid monthly.

For the fiscal year ended September 30, 2020, the aggregate fee paid to the Adviser was 1.19% of average net assets, however in future periods such amounts may be lower due to limitations on the Fund’s ability to leverage its portfolio under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund was not registered under the 1940 Act prior to May 24, 2021 and was subject to different limitations. A discussion regarding the basis for the Board approving the investment advisory agreement of the Fund will be available in the Fund’s annual report to shareholders, for the period ending on September 30, 2021.

Unless earlier terminated, the investment advisory agreement will continue in effect for a period of two years from the date of execution and will remain in effect from year to year thereafter, if approved annually by a majority of the Independent Directors. The investment advisory agreement is not assignable and may be terminated without penalty (i) on 60 days’ written notice at the option of either party thereto or by the vote of a majority of the outstanding Shares of the Fund or (ii) at any time by a unanimous vote of the Independent Directors.

The Adviser has contractually agreed to reduce the Fund’s fees and/or to make payments to limit Fund expenses until at least January 1, 2023 so that the total annual operating expenses (exclusive of any front-end or contingent deferred loads; brokerage fees and commissions; acquired fund fees and expenses; borrowing costs, such as interest and dividend expenses on securities sold short; taxes; and extraordinary expenses, such as litigation expenses) of the Fund do not exceed 1.15% of gross assets for Class A Shares and 1.90% of gross assets for Class C Shares. These fee waivers and expense reimbursements are subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits as well as any expense limitation that was in effect at the time the reimbursement was made.

Administrator

Ultimus Fund Solutions, LLC acts as administrator to the Fund (“Administrator”). Pursuant to an Administration Agreement with the Fund, the Administrator, subject to the overall supervision of the Board of Directors, provides facilities and personnel to the Fund in the performance of certain services including the determination of the Fund’s net asset value and net income. As compensation for its administration services to the Fund, the Administrator will receive an administration fee (which is indirectly paid entirely by the Fund’s shareholders) of the greater of an annual minimum fee or an asset based fee, which scales downward based upon net assets for fund administration, fund accounting and transfer agency services, payable monthly.

Portfolio Manager

Paul Hopgood, President of the Adviser, has been a Portfolio Manager of the Fund since its inception and joined the Adviser in September 2014.  Prior to joining Atlas, Mr. Hopgood was the Chief Investment Officer and Portfolio Manager at Santander Asset Management from 2003 thru 2014.  At Santander, Mr. Hopgood was responsible for the oversight and management of 17 investment companies and the institutional fixed income mandates.  Mr. Hopgood was responsible for the trading a range of products, from corporate, mortgage backed, municipal and equity securities to derivates, such as futures, options, interest rate and structured swaps.  Prior to joining Santander, Mr. Hopgood was a portfolio analyst at Popular Asset Management and the Bank Trust engaged in the analysis of fixed income securities, from 2001 to 2003 and 1999 and 2001, respectively.  Mr. Hopgood holds a Bachelor of Business Administration with a concentration in Finance from the University of Puerto Rico. Mr. Hopgood is a CFA Charterholder (2006) and a CAIA Charterholder (2015).

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Jaime Pandal, Vice President of the Adviser, has been a Portfolio Manager of the Fund since its inception and joined the Adviser in September 2014.  Prior to joining Atlas, Mr. Pandal was a Senior Portfolio Analyst at Santander Asset Management from 2012 to 2014 where he assisted in the management of 17 investment companies and institutional fixed income mandates.  Mr. Pandal traded a variety of fixed income products such as treasuries, agencies, mortgage backed, municipals, corporates, along with equities and derivatives including futures, options, and interest rate swaps.  Prior to joining Santander, Mr. Pandal was an Associate Director at UBS Financial Services from 2008 to 2012.  While at UBS, Mr. Pandal managed assets of high net worth and ultra-high net worth individuals and performed in depth analysis of fixed income securities, equities, and derivatives.  Mr. Pandal holds a Bachelor of Science in Business Administration with a concentration in Accounting and Finance from Georgetown University and a Juris Doctor from the University of Puerto Rico.  Mr. Pandal is also a CFA Charterholder (2012).

Mario Rodriguez, Assistant Vice President of the Adviser, has been a Portfolio Manager of the Fund since May 2021. Prior to joining Atlas, Mr. Rodriguez was an Assistant Vice President and Trader of high yield and sovereign debt from 2019 to 2021. Prior to joining Citigroup, Mr. Rodriguez was an Associate Financial Consultant at Charles Schwab from 2017 to 2019. Mr. Rodriguez holds a Bachelor of Business Administration with a concentration in Accounting from Polytechnic University and a Master’s degree in Business Administration from the Inter American University.  Mr. Rodriguez passed level 2 of the CFA Charterholder and is a Certified Public Accountant.

The SAI provides additional information about the portfolio managers’ method of compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of the Fund’s shares.

Legal Proceedings

The Fund is not a party to any legal proceeding as of the date hereof.

Restrictions on Transfer

The Shares are generally not transferable except in special circumstances by operation of law and may not be generally disposed of, except through redemption as set forth herein. The Distributor and the Transfer Agent (as defined below) have implemented various procedures to verify periodically any Shareholder’s residence on behalf of the Fund, and based on information provided by any such Shareholder, have an obligation to inform the Fund of such Shareholder who ceases to be a resident of Puerto Rico and to provide the Fund with such additional information as required for compliance with the regulations issued by the U.S. Department of the Treasury and the IRS on January 17, 2013 (the “FATCA Regulations”).

Shareholders’ Guide

The Fund offers two classes of shares in order to meet the needs of various types of investors.

Class A Shares and Class C Shares are offered through the Distributor and Selected Dealers and directly from the Fund. Class A Shares pay up to 0.25% of net assets to the Distributor and Selected Dealers for the provision of distribution services and/or shareholder services on behalf of their clients. Class C Shares pay up to 1.00% of net assets for payment to the Distributor and Selected Dealers for the provision of distribution and/or shareholder services.

The Fund offers its Class A Shares through the Distributor or a Selected Dealer at a price equal to the NAV per Share next determined after a purchase order is received, plus a maximum initial sales charge of 3.50%. The initial sales charge will be reduced gradually for purchases of $50,000 or more, and will be eliminated for purchases of $2,500,000 or more, in a single transaction or in several transactions pursuant to such shareholder’s Right of Accumulation or a Letter of Intent. A contingent deferred sales charge of 1.00% will be assessed on redemptions of Class A Shares made within one year after purchase where no initial sales charge was paid at time of purchase as part of an investment of $2,500,000 or more (whether in a single transaction or in several transactions pursuant to such shareholder’s Right of Accumulation or a Letter of Intent); otherwise, Class A Shares will not be subject to a contingent deferred sales charge upon redemption. See “Contingent Deferred Sales Charge,” “Right of Accumulation” and “Letter of Intent.”

Class C Shares are offered at a price equal to the NAV per Share next determined after a purchase order is received, without a sales charge. However, Class C Shares are subject to a higher distribution and service fee than the Class A Shares. Class C Shares are not subject to a contingent deferred sales charge upon redemption. See “Contingent Deferred Sales Charge.”

To permit the Fund to invest the net proceeds from the sale of its Shares in an orderly manner, the Fund may, from time to time, suspend the sale of its Shares. A suspension of issuances of Shares could result in the acceleration of certain of the Fund’s debt obligations. Payment of such obligations could decrease the assets of the Fund.

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You should consult with the Distributor or Selected Dealer for additional information on whether the Shares are an appropriate investment choice. You should carefully consider which class of shares to purchase. Certain classes have higher expenses than other classes, which may lower the return on your investment. For instructions on how to purchase or redeem Shares, contact your financial intermediary.

Pricing of Fund Shares

The per share NAV for each class is computed by dividing the total value of all assets (including interest accrued but not yet received) less all liabilities (including borrowings and accrued interest thereon and other accrued expenses), by the total number of outstanding Shares of the class. The Fund’s NAV is calculated as of the close of the regular trading session of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. New York time) each day that the NYSE is open (“business day”). Shares will not be priced on the days on which the NYSE is closed for trading. However, the NAV may be calculated earlier if trading on the NYSE is restricted, or as permitted by the SEC. Foreign securities held by the Fund may be traded on days and at times when the NYSE is closed and the NAV is therefore not calculated. Accordingly, the value of the Fund’s holdings may change on days that are not business days in the United States and on which you will not be able to purchase or redeem the Fund’s Shares.

The price you pay for purchases of Shares is the public offering price, which is the NAV next determined after your request is received in good order by the Fund or its agents, plus, for Class A Shares, any applicable initial sales charge. The price you pay to sell Shares to the Fund is also the NAV, although for Class A Shares and Class C Shares, a contingent deferred sales charge may be taken out of the proceeds. Your financial intermediary may charge you a separate or additional fee for processing purchases and redemptions of Shares. In order to receive a day’s price, your order must be received in good order by the Fund or its agents by the close of the regular trading session of the NYSE.

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Board of Directors. To the extent available, equity securities are generally valued on the basis of market quotations. Most fixed-income securities are typically valued using an evaluated price supplied by a pricing service that is intended to reflect market value. The evaluated price is an evaluation that may consider factors such as security prices, yields, maturities, and ratings. Certain short-term instruments maturing within 60 days or less are valued at amortized cost, which approximates market value. If a market quotation or evaluated price for a security is not readily available or is deemed unreliable, or if an event that is expected to affect the value of the security occurs after the close of the principal exchange or market on which the security is traded, and before the close of the NYSE, a fair value of the security will be determined in good faith under the policies and procedures. Such events include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a non-significant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a non-valued security.

Purchase

All purchases, redemptions, or other account activity must be processed through your financial intermediary. Your financial intermediary is responsible for promptly transmitting purchase, redemption, and other requests to the Fund under the arrangements made between your financial intermediary and its customers. The Fund is not responsible for the failure of any financial intermediary to carry out its obligations to its customers.

Choosing a Share Class

Class A Shares and Class C Shares are offered by this Prospectus. The Fund offers the referenced classes of Shares in order to meet the needs of various types of investors.

Each class represents an interest in the same portfolio of investments, but has different charges and expenses, allowing you to choose the class that best meets your needs. When choosing a Share class, you should consider:

•	how much you plan to invest;
•	how long you expect to own the shares;
•	the expenses paid by each class; and
•	for Class A Shares and Class C Shares, whether you qualify for any reduction or waiver of any sales charges.

You should also consult your financial intermediary about which class is most suitable for you. In addition, you should consider the factors below with respect to each class of Shares:

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CLASS A SHARES
Initial sales charge on purchases	Up to 3.50%

•         applicable to purchases made through the Distributor or a dealer

•         reduction of initial sales charge for purchases of $50,000 or more

•         initial sales charge waived for purchases of $2,500,000 or more

• Contingent deferred sales charge (CDSC)	None except on certain redemptions of Shares purchased without an initial sales charge(1)
Redemption Fee	None(2)
Management Fee(3)	0.65%
Administration and Transfer Agency fees	0.08%
Minimum initial investment	$2,500
Maximum purchase	None
Minimum aggregate account balance	None
12b-1 fee	0.25% annual distribution/service fee

CLASS C SHARES
Initial sales charge on purchases	None
Contingent deferred sales charge (CDSC)	None
Redemption Fee	None(2)
Management Fee(3)	0.65%
Administration and Transfer Agency fees	0.08%
Minimum initial investment	$2,500
Maximum purchase	None
Minimum aggregate account balance	None
12b-1 fee	1.00% annual distribution/service fee

(1)       A contingent deferred sales charge of 1.00% will be assessed on redemptions of Class A Shares made within one year after purchase where no initial sales charge was paid at time of purchase as part of an investment of $2,500,000 or more (whether in a single transaction or in several transactions pursuant to such shareholder’s Right of Accumulation or a Letter of Intent).

(2)       Redemption fees of 1.00% are applicable only in cases of redemptions of Class A Shares and Class C Shares within 60 days of purchase and are based on the net asset value of such shares at the time of the redemption.

(3)       Management fees will be reduced if the average daily total assets of the Fund exceed $100 million.

Initial Sales Charge

An initial sales charge may apply to your purchase of Class A Shares of the Fund if made through the Distributor or a Selected Dealer, based on the amount invested, as set forth in the table below. The sales charge is allocated to your Distributor or Selected Dealer. Sales charges, as expressed as a percentage offering price (which includes the sales charge) and as a percentage of your net investment, are shown in the table. The dollar amount of your initial sales charge is calculated as the difference between the offering price and the net asset value of those Shares. Since the offering price is calculated to two decimal places using standard rounding criteria, the number of Shares purchased and the dollar amount of your sales charge as a percentage of the offering price and of your net investment may be higher or lower than the amounts set forth in the table depending on whether there was a downward or upward rounding.

Amount of Purchase at Offering Price	Class A Shares Sales Charge as a Percentage of Offering Price(1)(2)(3)	Class A Shares Sales Charge as a Percentage of Net Amount Invested(2)(3)	Dealer’s Reallowance as a Percentage of Offering Price(2)(3)
Under $50,000	3.50%	3.63%	3.25%
$50,000 but under $100,000	3.25%	3.36%	3.00%
$100,000 but under $250,000	3.00%	3.09%	2.75%
$250,000 but under $500,000	2.50%	2.56%	2.25%
$500,000 but under $1,000,000	2.00%	2.04%	1.75%
$1,000,000 but under $2,500,000	1.00%	1.01%	1.00%
Over $2,500,000	None	None	None
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(1)       Offering Price includes the initial sales charge.

(2)       A contingent deferred sales charge of 1.00% may apply to Class A Shares purchased without an initial sales charge if redeemed within 12 months of purchase.

(3)       Shares purchased through the Fund’s Transfer Agent, Ultimus Fund Solutions, will not be subject to sales charge.

Qualifying for a Reduction or Waiver of Class A Shares Sales Charge

Right of Accumulation

You may purchase Class A Shares of the Fund at a reduced sales charge determined by aggregating the dollar amount of the new purchase (measured by the offering price) and the total prior day’s net asset value (net amount invested) of all Class A Shares of the Fund held by you, or held in accounts, as set forth below identified under “Aggregating Accounts,” and applying the sales charge applicable to such aggregate amount. In order for your purchases and holdings to be aggregated for purposes of qualifying for such discount, they must have been made through one financial intermediary and you must provide sufficient information to your financial intermediary at the time of purchase to permit verification that the purchase qualifies for the reduced sales charge. The right of accumulation is subject to modification or discontinuance at any time with respect to all shares purchased thereafter.

Letter of Intent

You may obtain a reduced sales charge on Class A Shares by signing a Letter of Intent indicating your intention to purchase $50,000 or more of Class A Shares (including Class A Shares in other series of the Fund) over a 13-month period. The term of the Letter of Intent will commence upon the date you sign the Letter of Intent. You must refer to such Letter when placing orders. With regard to a Letter of Intent, the amount of investment for purposes of applying the sales load schedule includes (i) the historical cost (what you actually paid for the shares at the time of purchase, including any sales charges) of all Class A Shares acquired during the term of the Letter of Intent, minus (ii) the value of any redemptions of Class A Shares made during the term of the Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. A portion of shares purchased may be held in escrow to pay for any sales charge that may be applicable. If the goal is not achieved within the period, you must pay the difference between the sales charges applicable to the purchases made and the charges previously paid, or an appropriate number of escrowed shares will be redeemed. Please contact your financial intermediary to obtain a Letter of Intent application.

Aggregating Account

To take advantage of lower Class A Shares sales charges on large purchases or through the exercise of a Letter of Intent or right of accumulation, investments made by you, your spouse, and your children under age 18 may be aggregated if made for your own account(s) and/or certain other accounts such as:

•	trust accounts established by the above individuals (or the accounts of the primary beneficiary of the trust if the person who established the trust is deceased);
•	solely controlled business accounts; and
•	single participant retirement plans.

To receive a reduced sales charge under rights of accumulation or a Letter of Intent, you must notify your financial intermediary of any eligible accounts that you, your spouse, and your children under age 18 have at the time of your purchase.

You may access information regarding sales loads, breakpoint discounts, and purchases of the Fund’s shares, free of charge, and in a clear and prominent format through your financial intermediary.

Contingent Deferred Sales Charge

A 1.00% CDSC may be deducted with respect to Class A Shares purchased through the Distributor or a Selected Dealer without an initial sales charge if redeemed within 12 months of purchase unless any of the CDSC waivers listed apply. The CDSC will be based on the lower of the original purchase price or the value of the redemption of the Class A Shares, as applicable.

CDSC Waivers

There are certain cases in which you may be exempt from a CDSC charged to Class A Shares. Among others, these include:

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•	Upon the death or disability of an account owner.
•	The redemption of Class A Shares acquired through reinvestment of Fund dividends or distributions.
•	If the Fund chooses to liquidate or involuntarily redeem shares in your account.

To keep the CDSC as low as possible, Class A Shares not subject to any CDSC will be redeemed first, followed by shares held longest.

Redemption of Fund Shares

Redeeming Shares

Redemptions, like purchases, may generally be effected through the Distributor or a Selected Dealer, or through the Transfer Agent in the case of direct ownership, and a processing or service fee may be charged in connection with the redemption of Shares.

Shares of the Fund may be redeemed on any business day on which the Fund’s NAV is calculated. Redemptions are duly processed at the NAV next calculated after your redemption order is received in good order by the Fund or its agents.

Redemption proceeds, less any applicable CDSC or redemption fee for Class A Shares or Class C Shares, will normally be sent the business day following receipt of the redemption order.

The Fund reserves the right to postpone payment of redemption proceeds whenever: (i) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed (except for holidays and weekends); or (ii) the SEC permits such suspension and so orders.

The Fund reserves the right to redeem all Class A Shares and Class C Shares, after one year following the commencement of the Fund’s operations if the net assets of such class of common stock are less than $15 million. For a detailed description of this right, refer to the “Principal Investment Risks—Optional Redemption” section of the SAI.

Redemption Fee

Redemption fees of 1.00% are applicable only in cases of redemptions of Class A Shares and Class C Shares within 60 days of purchase and are based on the net asset value of such shares at the time of the redemption.

Dividends and Distributions

The Fund intends to declare and distribute monthly dividends of substantially all of its net investment income. All dividends declared and distributed by the Fund will be reinvested automatically in additional Shares of the Fund unless a shareholder elects to receive cash.

All dividends on the Class A and Class C Shares of the Fund are reinvested automatically in full and fractional shares of Class A and Class C common stock, respectively, at the net asset value per Share next determined after the declaration of such dividend or distribution (the “Automatic Dividend Reinvestment Plan”). Shareholders whose shares are held in the name of a broker or nominee should contact such broker or nominee to confirm that they may participate in the Fund’s Automatic Dividend Reinvestment Plan.

A shareholder may elect, during the period commencing on the first business day following the payment of dividends on each calendar month and ending on the last business day of each calendar month, to have dividends and capital gain distributions paid in cash, rather than reinvested pursuant to the Fund’s Automatic Dividend Reinvestment Plan. Shareholders can make this election through a broker or by written notice to the Fund. If shareholders elect to receive cash distributions, cash payments will be mailed or deposited directly to the shareholder’s bank account on or about the payment date.

Class A and Class C Shares acquired through the Fund’s Automatic Dividend Reinvestment Plan are not subject to an initial sales charge or to any redemption fees or contingent deferred sales charges upon redemption.

Distributions of Taxable Dividends, whether automatically reinvested or paid in cash, will be paid to shareholders net of the applicable withholding tax. The automatic reinvestment of dividends and distributions will not relieve participants of any Puerto Rico income tax that may be payable (or required to be withheld) on such dividends or distributions.

Tax Consequences

As with any investment, you should consider the tax consequences of investing in the Fund. The following is a general discussion of certain Puerto Rico and federal income tax consequences of investing in the Fund. You should consult your tax adviser regarding the

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effect that an investment in the Fund may have on your particular tax situation, including the local and federal tax consequences of your investment.

THIS SECTION IS NOT TO BE CONSTRUED AS A SUBSTITUTE FOR CAREFUL TAX PLANNING. PROSPECTIVE INVESTORS ARE URGED TO CONSULT THEIR OWN TAX ADVISORS WITH SPECIFIC REFERENCE TO THEIR OWN TAX SITUATION, INCLUDING THE APPLICATION AND EFFECT OF OTHER TAX LAWS AND ANY POSSIBLE CHANGES IN THE TAX LAWS AFTER THE DATE OF THIS PROSPECTUS.

The following discussion is a summary of the material Puerto Rico and U.S. federal tax considerations that may be relevant to prospective investors in the Fund. The discussion in connection with the Puerto Rico tax considerations is based on the current provisions of the Puerto Rico Internal Revenue Code of 2011, as amended (the “Puerto Rico Code”), the regulations promulgated or applicable thereunder (the “Puerto Rico Code Regulations”), and the administrative pronouncements issued by the PRTD; the Puerto Rico Municipal Property Tax Act of 1991, as amended (the “MPTA”) and the regulations promulgated thereunder; the Municipal License Tax Act, as amended (the “MLTA”) and the regulations promulgated thereunder; and the Puerto Rico Investment Companies Act of 2013, as amended (“PRICA”).

The U.S. federal tax discussion is based on the current provisions of the U.S. Internal Revenue Code of 1986, as amended (the “U.S. Code”), the regulations promulgated thereunder (the “Code Regulations”) and administrative pronouncements issued by the IRS.

This discussion assumes that (i) the investors will be (a) individuals who for the entire taxable year (including the taxable year during which the Shares are acquired) are bona fide residents of Puerto Rico for purposes of Sections 933 and 937 of the U.S. Code and residents of Puerto Rico for purposes of the Puerto Rico Code, (the “Puerto Rico Individuals”), (b) corporations or other entities subject to Puerto Rico income tax as corporations organized under the laws of Puerto Rico, other than corporations or any such entity subject to a special tax regime under the Puerto Rico Code (the “Puerto Rico Entities”) and (c) trusts, the trustee of which is a Puerto Rico Entity or is a Puerto Rico Individual, and all of the beneficiaries of which are Puerto Rico Individuals, as described above (the “PR Trusts,” and jointly with the Puerto Rico Entities and the Puerto Rico Individuals, the “Puerto Rico Investors”), (ii) the Puerto Rico Investors do not qualify for or otherwise do not choose the optional income tax, (iii) the Puerto Rico Entities will not be subject at any time to any special tax regime under the Code including, without limitation, the provisions of the Code that apply to “controlled foreign corporations,” “passive foreign investment companies,” or “personal holding companies”, and (iv) for each taxable year the Fund will meet the 90% Distribution Requirement (as defined below).

The Fund may not be a suitable investment for individuals who are not Puerto Rico Individuals, trusts that are not PR Trusts, and entities that are not Puerto Rico Entities. These persons are urged to consult their own tax advisors with respect to the tax implications of the investment under the laws of the jurisdiction where they reside or are organized. In addition, if a shareholder of the Fund that was a Puerto Rico Individual, PR Trust or Puerto Rico Entity changes his, her or its tax status (for example, if a Puerto Rico Individual changes his or her principal place of residency to the United States) then such shareholder is urged to consult his, her or its own tax advisors with respect to the tax implications of such change in tax status.

Generally, an individual is a bona fide resident of Puerto Rico under the U.S. Code if he or she (i) is physically present in Puerto Rico for at least 183 days during the taxable year, (ii) has his or her principal place of business in Puerto Rico, and (iii) has more significant contacts with Puerto Rico than with the United States or a foreign country. Prospective investors should consult their tax advisers as to whether they qualify as “bona fide residents of Puerto Rico” under the U.S. Code.

This discussion does not purport to deal with all aspects of Puerto Rico and U.S. federal taxation that may be relevant to other types of investors, particular investors in light of their investment circumstances, or to certain types of investors subject to special treatment under the Puerto Rico Code or the U.S. Code (e.g., banks, insurance companies or tax-exempt organizations). Unless otherwise noted, the references in this discussion to the Puerto Rico regular income tax will include the alternative minimum tax and the alternate basic tax imposed on Puerto Rico Entities and Puerto Rico Individuals, respectively, by the Puerto Rico Code.

The existing provisions of the statutes, regulations, judicial decisions, and administrative pronouncements, on which this discussion is based, are subject to change (even with retroactive effect).

The statements herein include advice by DLA Piper LLP US, counsel to the Fund. A prospective investor should be aware that advice of counsel represents only such counsel’s best legal judgment and that it is not binding on the Treasury Department, the Municipal Revenue Collection Center, any other agency or municipality of Puerto Rico, the IRS, or the courts. Accordingly, there can be no assurance that the positions set forth herein, if challenged, will be sustained.

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Puerto Rico Taxation

Taxation of the Fund

Income Taxes. In the view of DLA Piper LLP US, the Fund should be exempt from the regular income tax imposed by the Puerto Rico Code for each taxable year that it distributes as Taxable Dividends (as defined below) an amount equal to at least 90% of its net income for such year within the time period provided by the Puerto Rico Code (the “90% Distribution Requirement”). In determining its net income for purposes of the 90% Distribution Requirement, the Fund is not required to consider capital gains and losses. The Fund intends to meet the 90% Distribution Requirement to be exempt from the income tax imposed by the Puerto Rico Code.

Property Taxes. The Fund will be subject to personal property taxes under the MPTA. However, the shares of stock, bonds, participations, notes, and other securities or debt instruments issued by Puerto Rico or non-Puerto Rico corporations, partnerships or companies held by the Fund will be exempt from personal property taxes under the MPTA.

Municipal License Taxes. The Fund is exempt from municipal license taxes.

Taxation of Puerto Rico Investors

Income Taxes. The Fund may make distributions out of its current or accumulated earnings and profits attributable to (i) income that is included in the Fund’s gross income for purposes of the Puerto Rico Code, other than gains from the sale or exchange of property (the “Taxable Dividends”), (ii) income that is excluded from the Fund’s gross income (the “Tax Exempt Dividends”), or (iii) net gains derived from the sale or exchange of property (the “Capital Gain Dividends” and jointly with the Taxable Dividends and the Tax Exempt Dividends, the “Dividends”).

Interest and Other Expenses. In computing the earnings and profits from which the Fund may make distributions of Taxable Dividends and Tax Exempt Dividends, the Fund must allocate its accrued interest and other accrued expenses to gross taxable and gross exempt income based on the ratio of gross taxable income to total gross income and gross tax exempt income to total gross income, respectively. As a result of this allocation, there is an increase in the ratio of Taxable Dividends to Tax Exempt Dividends.

Taxable Dividends Distributed to Puerto Rico Individuals or PR Trusts. Taxable Dividends distributed to Puerto Rico Individuals or PR Trusts will be subject to a 15% income withholding tax (the “15% Withholding Tax”). If the alternate basic tax is applicable, the Taxable Dividends may be subject to an additional 9% tax.

Unless otherwise designated by the Fund, its distributions of Dividends to Puerto Rico Individuals or PR Trusts will consist of Taxable Dividends subject to the 15% Withholding Tax and, if applicable, the abovementioned alternate basic tax.

The Puerto Rico Code provides that a Puerto Rico individual and a PR Trust may elect out of the 15% Withholding Tax and be subject to the regular tax rates provided by the Puerto Rico Code. However, by purchasing Shares of the Fund, Puerto Rico Individuals and PR Trusts will be irrevocably agreeing to the 15% Withholding Tax on all Taxable Dividends paid by the Fund and will irrevocably waive the right to elect not to be subject to the 15% Withholding Tax, except that the applicability of the 15% Withholding Tax to Puerto Rico Individuals and PR Trusts that purchase Shares through dealers will depend on the dealer’s policies and its arrangements with the Distributor. Puerto Rico Individuals and PR Trusts that purchases Shares through dealers should consult with the dealer with respect to its withholding policy or such agreements.

Taxable Dividends Distributed to Puerto Rico Entities. Puerto Rico Entities receiving or accruing Taxable Dividends during a taxable year are entitled to claim an 85% dividend received deduction with respect to such distributions (the “Dividend Received Deduction”). The Dividend Received Deduction may not exceed 85% of the Puerto Rico Entity’s net taxable income for such taxable year. The remaining 15% of such dividends is subject to income tax at the regular corporate income tax rates.

Unless otherwise designated by the Fund, its distributions of Dividends to Puerto Rico Entities will consist of Taxable Dividends subject to the Dividend Received Deduction.

Special rules are applicable to Taxable Dividends distributed to Puerto Rico Entities that are “special partnerships,” “partnerships”, “corporations of individuals,” life insurance companies, mutual insurance companies and non-mutual insurance companies under the Puerto Rico Code.

Capital Gain Dividends. Capital Gain Dividends will be subject to a capital gains tax of a maximum of 15% in the case of Puerto Rico Individuals and PR Trusts, and to a capital gains tax of a maximum of 20% in the case of Puerto Rico Entities. If the alternate basic tax is applicable, the Capital Gain Dividends of Puerto Rico Individuals and PR Trusts may be subject to an additional 9% tax.

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Tax Exempt Dividends. Tax Exempt Dividends distributed to Puerto Rico Investors will be exempt from Puerto Rico income tax.

Impact of Repurchase Agreements on Tax Exempt Dividends. The Fund intends to borrow money by entering into repurchase agreements, pursuant to which the Fund will sell securities, subject to the purchaser’s and the Fund’s agreement to respectively sell and purchase the securities or identical securities, on a future date. The repurchase price of the securities will be equal to the initial sales price of the securities, plus an amount equal to the interest accrued from the date of sale to the date of repurchase of the securities. The repurchase agreements will generally grant the purchaser the right to sell, transfer, pledge or hypothecate the securities. Generally, the securities that will be sold by the Fund pursuant to the repurchase agreements will consist of obligations of the United States government, municipal securities, and other securities, the interest from which is exempt from Puerto Rico income tax.

Repurchase agreements are generally treated as collateralized loans for Puerto Rico income tax purposes. Thus, the tax-exempt interest of the securities purportedly sold to the purchaser, constitutes tax exempt income of the Fund. However, repurchase agreements that grant the purchaser the right to sell, transfer, pledge or hypothecate the securities could be treated as sales of the securities by the PRTD. In such event, the tax-exempt interest of the securities will not constitute tax exempt income of the Fund, and the portion of the Tax-Exempt Dividends distributed by the Fund from such interest could be treated either as Taxable Dividends or Capital Gain Dividends. If Taxable Dividends treatment is applicable, the Puerto Rico Individuals and PR Trusts will be subject to the 15% Withholding Tax on such portion of the Tax Exempt Dividends, and, because of the 85% dividend received deduction of the Puerto Rico Code, the Puerto Rico Entities will be subject to a maximum effective income tax rate of 5.85% (15% of the portion of the Tax Exempt Dividend x 39% maximum regular corporate income tax rate for taxable years ending on or before December 31, 2018; and 5.625% when the maximum regular corporate income tax rate pursuant to Act No. 257-2018 is 37.5%). On the other hand, if Capital Gains Dividends treatment is applicable, the Puerto Rico Individuals and PR Trusts, and the Puerto Rico Entities will be subject to the 15% and 20% maximum income tax, respectively.

Distributions of Principal. Distributions made by the Fund during a taxable year, will be treated as Dividends to the extent that for such year the Fund has current or accumulated earnings and profits, as determined under the Puerto Rico Code. Distributions in excess of current and accumulated earnings and profits will be treated as a tax-free return of capital to the Puerto Rico Investor, to the extent of such investor’s tax basis in his/her/its Shares. If such distributions exceed the Puerto Rico Investor’s tax basis in the Shares, the excess will be treated as a gain derived from the sale, exchange, or other disposition of the Shares. If the Shares have been held by the Puerto Rico Investor for more than one year and constitute a capital asset in the hands of the Puerto Rico Investor, the gain will qualify as a long- term capital gain. The Puerto Rico Code provides long-term capital gains tax rates for Puerto Rico Individuals and Puerto Rico Entities for long-term capital gains realized from the sale or exchange of Shares of the Fund. See, “Sale, Exchange or Other Disposition of the Shares.”

Sale, Exchange, or Other Disposition of the Shares. Gains realized from the sale, exchange or other disposition of Shares which have been held by a Puerto Rico Investor for more than one year and constitute capital assets in the hands of the Puerto Rico Investor, will be subject to a capital gains tax of a maximum of 15%, in the case of Puerto Rico Individuals and PR Trusts and a capital gains tax of a maximum of 20% in the case of Puerto Rico Entities. If the alternate basic tax is applicable, the gain derived by Puerto Rico Individuals or PR Trusts may be subject to an additional 9% tax.

Puerto Rico Investors may elect to treat such gains as ordinary income subject to regular income tax instead of the applicable capital gains tax.

Losses during a taxable year from the sale, exchange or other disposition of Shares that constitute capital assets in the hands of Puerto Rico Investors are deductible only to the extent of gains from the sale, exchange, or other disposition of capital assets during the taxable year. In the case of Puerto Rico Entities, the excess of capital losses incurred in a taxable year over the capital gains derived during the same taxable year may be carried forward as a deduction against future net capital gains, but only to the extent of 80% of the net capital gains derived during the particular taxable year (90% for taxable years starting after December 31, 2018). Puerto Rico Individuals may (a) deduct up to $1,000 of net capital losses incurred in a taxable year from ordinary income for such taxable year and (b) any remaining net capital losses may be carried forward to the following seven (7) taxable years as a deduction against net capital gains derived in such years provided, however, that the deduction may not exceed 80% of such capital gains.

Redemption of Shares. The partial or total redemption of Shares is generally treated as a sale or exchange of Shares unless the redemption is “essentially equivalent to a dividend.” If a redemption of Shares is treated as “essentially equivalent to a dividend,” then the redemption is treated as a Dividend to the extent of the Fund’s current and accumulated earnings and profits. In determining whether a redemption should be treated as “essentially equivalent to a dividend,” the Puerto Rico Code Regulations provide that (i) pro-rata redemptions of Shares are generally treated as essentially equivalent to a dividend, and (ii) redemptions that terminate a shareholder’s interest are not treated as “essentially equivalent to a dividend.” However, neither the Puerto Rico Code nor the Puerto Rico Code Regulations set forth guidelines to determine which other redemptions are not essentially equivalent to a dividend distribution. In the

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absence of Puerto Rico guidelines, the PRTD generally follows the principles established under the U.S. Code, the Regulations, rulings and other administrative pronouncements of the IRS, and federal court decisions.

Estate and Gift Taxes. No Puerto Rico estate and gift tax will be imposed on transfers of Shares by a Puerto Rico Individual that occur after December 31, 2017.

Municipal License Taxes. Distributions made to Puerto Rico Entities are subject to a municipal license tax of up to 1.5% in the case of Puerto Rico Entities engaged in a financial business, and up to 0.5% in the case of Puerto Rico Entities engaged in a non-financial business, as defined in the MLTA. Distributions to Puerto Rico Individuals are not subject to municipal license tax.

Property Taxes. The Shares are exempt from Puerto Rico personal property taxes in the hands of the Puerto Rico Investors.

United States Taxation

Taxation of the Fund

In the view of DLA Piper LLP US, based on certain representations made by the Fund and the Investment Adviser, the Fund will be treated under the U.S. Code as a foreign corporation not engaged in a U.S. trade or business. As a foreign corporation not engaged in a U.S. trade or business, the Fund is not subject to U.S. federal income tax on gains derived from the sale or exchange of personal property (except for gains from the disposition of a “United States Real Property Interest,” as defined in section 897 of the U.S. Code). The Fund is, however, subject to a U.S. federal income tax of 30% federal income tax on certain types of income from sources within the U.S., such as dividends and interest. Nevertheless, interest income derived from sources within the U.S. that qualifies as “portfolio interest” is not subject to the 30% income tax. In addition, dividend income from sources within the U.S. may qualify for a reduced 10% tax rate if certain conditions are met.

Advice of counsel is not binding on the IRS and it is possible that the IRS or the courts could disagree with the advice of counsel. If it were to be concluded that the Fund is engaged in business in the U.S., its net income effectively connected with its U.S. trade or business would be subject to U.S. federal corporate income tax and to a 30% branch profit tax on its effectively connected earnings profits (on a “deemed repatriated” basis).

The “FATCA” rules of the U.S. Code also impose a 30% withholding tax upon most payments of U.S. source income (the “Withholdable Payments”) made to certain “foreign financial institutions” or “non-financial foreign entities” (“NFFE”), unless certain certification and reporting requirements are satisfied. In the case of most payments of U.S. source income, the 30% withholding is currently applicable. The Code Regulations provide an exception for certain obligations outstanding on July 1, 2014.

The Code Regulations treat the Fund as a NFFE. Thus, after June 30, 2014, the Fund is required to provide to the payors of such income (except with respect to certain grandfathered obligations) certain information with respect to its investors, and the payors are required to disclose such information to the IRS. However, the Fund is treated as a direct reporting NFFE, and, as such, it required to provide such information directly to the IRS (instead of providing it to such payors) by filing Form 8966 with the IRS on or before March 31 of each year.

If the Fund is unable to obtain the required information from any such investor or otherwise fails or is unable to comply with the requirements of the U.S. Code, the Code Regulations or any other implementing rules, certain payments to the Fund may be subject to a 30% withholding tax.

By making an investment in Shares, each Puerto Rico Investor agrees to provide all information and certifications necessary to enable the Fund to comply with these requirements and authorizes the Fund to redeem the Shares of any investor that fails to timely provide such information or certifications. In addition, any Puerto Rico Investor that fails to timely provide the requested information or certifications will be required to indemnify the Fund for the entirety of the 30% percent tax withheld on all of the Fund’s income as a result of such Puerto Rico Investor’s failure to provide the information.

Taxation of Puerto Rico Individuals and Puerto Rico Entities

Dividends. Under Code Section 933, Puerto Rico Individuals will not be subject to U.S. federal income tax on dividends distributed by the Fund that constitute income from sources within Puerto Rico not effectively connected with a U.S. trade or business. The dividends distributed by the Fund should constitute income from sources within Puerto Rico not subject to U.S. federal income tax in the hands of a Puerto Rico Individual. However, in the case of Puerto Rico Individuals who own, directly or indirectly, at least 10% of the issued and outstanding voting Shares (the “10% Shareholders”), only the Puerto Rico source ratio of any dividend paid or accrued by the Fund shall be treated as income from sources within Puerto Rico. The Puerto Rico source ratio of any dividend from the Fund is a fraction, the numerator of which equals the gross income of the Fund from sources within Puerto Rico during the 3-year period ending with the

21

close of the taxable year of the payment of the dividend (or such part of such period as the Fund has been in existence, if less than 3 years) and the denominator of which equals the total gross income of the Fund for such period. In the case of 10% Shareholders, the part of the dividend determined to be from sources other than Puerto Rico (after applying the rules described in this paragraph) may be subject to United States income taxation.

The U.S. Code contains certain attribution rules pursuant to which Shares owned by other persons are deemed owned by the Puerto Rico Individuals for purposes of determining whether they are 10% Shareholders. Additionally, the Fund has certain rules pursuant to which the voting rights of a Puerto Rico Investor may be suspended. As a result, a Puerto Rico Individual that owns less than 10% of the issued and outstanding voting Shares may become a 10% Shareholder if he or she is a partner, member, beneficiary or shareholder of a partnership, estate, trust or corporation, respectively, that also owns Shares or because of the suspension of the voting rights of other Puerto Rico Investors of the Fund. To determine whether a Puerto Rico Individual is a 10% Shareholder, the Puerto Rico Individual must consult his or her tax advisor and obtain from his or her financial advisor the information that the tax advisor deems appropriate for such purpose. If it is determined that a Puerto Rico Individual is a 10% Shareholder, such individual must obtain from his or her financial advisor the information to determine which part of the dividend is from sources outside of Puerto Rico and may thus be subject to U.S. federal income tax.

Puerto Rico Investors should also note that the Regulations under Section 937(b) of the Code addressing “conduit arrangements” may impact the source of income of dividends distributed by the Fund. In general, the Code Regulations describe a “conduit arrangement” as one in which pursuant to a plan or arrangement, income is received by a person in exchange for consideration provided to another person and such other person provides the same consideration (or consideration of a like kind) to a third person in exchange for one or more payments constituting income from sources within the United States.  Based on the current language of the Regulations, the guidance offered therein, and the Fund’s representation that at least 20% of the Fund’s assets will be invested solely in securities issued by Government National Mortgage Association (“GNMA” or “Ginnie Mae”), Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”) representing an interest in or guaranteed by mort-gages on real property located in Puerto Rico, in the view of DLA Piper LLP (US), counsel to the Fund, it is more likely than not that the Fund will not be considered a “conduit arrangement” under the Code Regulations. The Fund does not plan to request a ruling from the IRS with respect to the non-applicability of such conduit rule to the Fund and no assurance can be given that the IRS or the courts will agree with the view of DLA Piper LLP (US). You should consult your tax advisor as to this matter.

Foreign corporations not engaged in a U.S. trade or business are generally not subject to U.S. federal income tax on amounts received from sources outside the U.S. Corporations incorporated in Puerto Rico are treated as foreign corporations under the U.S. Code. As previously stated, it is more likely than not that dividends distributed by the Fund to Puerto Rico corporations will constitute income from sources within Puerto Rico. Accordingly, it is more likely than not that Puerto Rico corporations not engaged in a U.S. trade or business will not be subject to U.S. taxation on dividends received from the Fund. It is more likely than not, that dividends received or accrued by a Puerto Rico corporate investor that is engaged in a U.S. trade or business will be subject to U.S. federal income tax only if such dividends are effectively connected to its U.S. trade or business.

The U.S. Code provides special rules for Puerto Rico Entities that are treated as partnerships for U.S. federal income tax purposes.

Sales, Exchange, or Disposition of Shares. Gain, if any, from the sale, exchange or other disposition of Shares by a Puerto Rico Individual, including an exchange of Shares of the Fund for Shares of an affiliated investment company, will generally be treated as Puerto Rico source income and, therefore, exempt from federal income taxation.

A Puerto Rico corporation that invests in the Fund will be subject to U.S. federal income tax on a gain from a disposition of Shares only if the gain is effectively connected to a U.S. trade or business carried on by the Puerto Rico corporation.

The U.S. Code provides special rules for Puerto Rico Entities that are subject to federal income tax as partnerships.

PFIC Rules. The Fund will likely be treated as a passive foreign investment company (“PFIC”) for U.S. federal income tax purposes. Under the PFIC rules, a Shareholder that is a U.S. person (i.e., a citizen or resident of the U.S., a U.S. domestic corporation or partnership, or an estate or trust that is taxed as a resident of the U.S.) (such Shareholder is referred to as a “U.S. Shareholder”), that disposes of its PFIC stock at a gain, is treated as receiving an “excess distribution” equal to such gain. In addition, if a U.S. Shareholder receives a distribution from a PFIC in excess of 125% of the average amount of distributions such Shareholder received from the PFIC during the three preceding taxable years (or shorter period if the U.S. Shareholder has not held the stock for three years), the U.S. Shareholder is also treated as receiving an “excess distribution” equal to such excess. In general, an “excess distribution” is taxed as ordinary income, and to the extent it is attributed to earlier years in which the PFIC stock was held, is subject to the highest applicable income tax rate and to an interest charge which the U.S. Code refers to as the “deferred tax amount.”

22

Prop. Reg. Sec. 1.1291-1(f) states that a “deferred tax amount” will be determined under Section 1291 of the U.S. Code on amounts derived from sources within Puerto Rico by Puerto Rico Individuals only to the extent such amounts are allocated to a taxable year in the Shareholder’s holding period during which the Shareholder was not entitled to the benefits of Section 933 thereof. Thus, under the proposed regulations, Puerto Rico Individuals will not be subject to the PFIC provisions if they are entitled to the benefits of Section 933 of the U.S. Code for each entire taxable year that they hold Shares; provided that the dividends from the Fund qualify as Puerto Rico source income under the U.S. Code. Puerto Rico corporations are not U.S. Shareholders for purposes of the PFIC provisions.

Puerto Rico Individuals have to file a Form 8621, Return by a Shareholder of a Passive Foreign Investment Company or Qualified Electing Fund with the Internal Revenue Service, unless an exemption from the filing requirement is applicable. If an exemption is not applicable, the informative return must be filed on or before the due date of the federal income tax return, regardless of whether the Puerto Rico Individual or such Puerto Rico Entity has the obligation to file a United States federal income tax return.

Estate and Gift Taxes

Under the provisions of the U.S. Code, the Shares will not be subject to U.S. estate and gift taxes if held by a Puerto Rico Individual who is a citizen of the U.S. who acquired his or her citizenship solely by reason of his or her Puerto Rico citizenship, birth or residence in Puerto Rico and was domiciled in Puerto Rico, in the case of estate taxes, at the time of death, and in the case of gift taxes, at the time the gift was made.

Potential investors are advised to consult their own tax advisers as to the consequences of an investment in the Fund under the tax laws of Puerto Rico and the U.S., including the consequences of the sale or redemption of Shares.

Distribution Arrangements

The Fund is distributed by Oriental Financial Services Corp., which is a securities broker dealer registered in Puerto Rico and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). To obtain information about FINRA member firms and their associated persons, you may contact FINRA at www.finra.org, or 1-800-289-9999.

Pursuant to a Distribution Agreement (the “Distribution Agreement”), the Distributor has agreed to use its best commercially practicable efforts to sell the Shares on behalf of the Fund in Puerto Rico.  The Distributor is not purchasing or selling the Shares as principal or as underwriter, nor is it required to arrange for the purchase or sale of any specific number or dollar amount of the Shares.  The Distribution Agreement provides that the obligations of the Distributor are subject to certain conditions precedent, including the absence of any material adverse change in the Fund’s business, operations or registration status and the receipt of certain customary legal opinions.

Pursuant to the Distribution Agreement, the Fund pays Oriental Financial Services, Corp., the Distributor, a monthly fee for the sale and distribution and/or shareholder servicing of the Shares for which the Distributor is the holder of record (commonly known as “12b-1 fees”) based on the average daily net assets of the Fund (excluding the proceeds of leverage), at the following annual rates:

Class	12b-1 Fee
Class A Shares	0.25%
Class C Shares	1.00%

Class A Shares purchased through the Distributor or a Selected Dealer will pay a sales charge of up to 3.50%, while Class C Shares will not pay any sales charge. Because 12b-1 fees are charged as an ongoing fee, over time the fee will increase the cost of your investment and may cost Class C shareholders more than paying sales charges for Cass A Shares. With respect to Shares purchased through the Fund’s Transfer Agent, Ultimus Fund Solutions, LLC the 12b-1 fees will be not be paid out to third party providers or financial advisers and will be kept by the Fund and reinvested. As a result, net 12b-1 fees per shareholder will be lower than the amounts set forth above.

Additional Information

Performance

Financial publications may compare the Fund’s performance to the performance of various indexes and investments for which reliable performance data is available. These publications may also compare the Fund’s performance to averages, performance rankings, or other information prepared by recognized mutual fund statistical services. In addition, from time to time, the Fund may advertise total return information. Total return information will be calculated according to rules established by the SEC and will not include any fees charged by Selected Dealers.

23

Financial Highlights

The following per unit data and ratios have been derived from information provided in the financial statements.

	Class A
	For the Six Months Ended March 31, 2021	For the Year Ended September 30, 2020	For the Year Ended September 30, 2019	For the Year Ended September 30, 2018	For the Year Ended September 30, 2017	For the Year Ended September 30, 2016
Per-share operating performance:	(Unaudited)
Net asset value, beginning of period	$ 9.77	$ 9.96	$ 10.32	$ 10.59	$ 10.64	$ 10.00

Income from investment operations:
Net investment income*	0.21	0.45	0.38	0.36	0.31	0.33
Net realized and unrealized gain (loss) from investment operations*
	0.59	(0.21)	(0.36)	(0.30)	(0.04)	0.54
	0.80	0.24	0.02	0.06	0.27	0.87
Less distributions:
Dividends from net investment income	(0.23)	(0.43)	(0.38)	(0.33)	(0.32)	(0.23)

Net asset value, end of period	$ 10.34	$ 9.77	$ 9.96	$ 10.32	$ 10.59	$ 10.64

Total investment return based on net asset value per share*	8.10%	2.46%	0.01%	0.63%	2.41%	8.91%

Ratios as a percentage of average net assets:
Expenses:
before waiver/recapture	1.83%	2.62%	3.84%	3.39%	2.96%	3.48%
net of waiver/recapture	1.83%	2.62%	4.00%	3.52%	2.90%	2.29%
Expenses. excluding interest and leverage related expenses:
before waiver/recapture	1.65%	1.75%	1.78%	1.86%	2.08%	2.98%
net of waiver/recapture	1.65%	1.75%	1.94%	1.99%	2.02%	1.79%
Net investment income **	4.14%	4.61%	3.78%	3.42%	2.95%	3.18%
Net assets, end of period (in thousands)	$ 68,990	$ 46,914	$ 37,581	$ 29,911	$ 23,876	$ 13,179

Portfolio turnover rate	11%	45%	61%	99%	52%	99%

*	Based on average shares outstanding during the year ended September 30, 2016 of 816,033 for Class A shares.
*	Based on average shares outstanding during the year ended September 30, 2017 of 1,909,087 for Class A shares.
*	Based on average shares outstanding during the year ended September 30, 2018 of 2,652,872 for Class A shares.
*	Based on average shares outstanding during the year ended September 30, 2019 of 3,249,202 for Class A shares.
*	Based on average shares outstanding during the year ended September 30, 2020 of 4,343,640 for Class A shares.
*	Based on average shares outstanding during the six months ended March 31, 2021 of 5,531,319 for Class A shares.
**	Based on average gross assets of $15,239,316 for Class A shares during the year ended September 30, 2016.
**	Based on average gross assets of $36,708,891 for Class A shares during the year ended September 30, 2017.
**	Based on average gross assets of $50,510,471 for Class A shares during the year ended September 30, 2018.
**	Based on average gross assets of $58,412,348 for Class A shares during the year ended September 30, 2019.
**	Based on average gross assets of $78,461,275 for Class A shares during the year ended September 30, 2020.

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	The following per unit data and ratios have been derived from information provided in the financial statements.

		Class C
		For the Six Months Ended March 31, 2021	For the Year Ended September 30, 2019	For the Year Ended September 30, 2019	For the Year Ended September 30, 2018	For the Year Ended September 30, 2017	For the Year Ended September 30, 2016
	Per-share operating performance:	(Unaudited)
	Net asset value, beginning of period	$ 9.75	$ 9.93	$ 10.30	$ 10.56	$ 10.63	$ 10.00

	Income from investment operations:
	Net investment income*	0.17	0.38	0.30	0.27	0.22	0.23
	Net realized and unrealized gain (loss) from investment operations*
		0.58	(0.22)	(0.38)	(0.30)	(0.03)	0.55
		0.75	0.16	(0.08)	(0.03)	0.19	0.78
	Less distributions:
	Dividends from net investment income	(0.18)	(0.34)	(0.29)	(0.23)	(0.26)	(0.15)

	Net asset value, end of period	$ 10.32	$ 9.75	$ 9.93	$ 10.30	$ 10.56	$ 10.63

	Total investment return based on net asset value per share*	7.66%	1.64%	(0.85)%	(0.28)%	1.68%	7.90%

	Ratios as a percentage of average net assets:
	Expenses:
	before waiver/recapture	2.63%	3.34%	4.61%	4.27%	3.81%	3.18%
	net of waiver/recapture	2.63%	3.34%	4.76%	4.40%	3.73%	1.96%
Expenses. excluding interest and leverage related expenses:
	before waiver/recapture	2.45%	2.46%	2.55%	2.74%	2.94%	2.69%
	net of waiver/recapture	2.45%	2.46%	2.70%	2.87%	2.86%	1.47%
Net investment income **		3.33%	3.86%	2.99%	2.56%	2.08%	2.20%

Net assets, end of period (in thousands)		$ 9,805	$ 5,600	$ 5,426	$ 4,872	$ 3,819	$ 3,272

Portfolio turnover rate		11%	45%	61%	99%	52%	99%

*	Based on average shares outstanding during the year ended September 30, 2016 of 219,124 for Class C shares.
*	Based on average shares outstanding during the year ended September 30, 2017 of 317,019 for Class C shares.
*	Based on average shares outstanding during the year ended September 30, 2018, of 416,538 for Class C shares.

*	Based on average shares outstanding during the year ended September 30, 2019 of 506,170 for Class C shares.
*	Based on average shares outstanding during the year ended September 30, 2020 of 527,968 for Class C shares.
*	Based on average shares outstanding during the six months ended March 31, 2021 of 739,540 for Class C shares.
**	Based on average gross assets of $4,072,083 for Class C shares during the year ended September 30, 2016.
**	Based on average gross assets of $6,082,903 for Class C shares during the year ended September 30, 2017.
**	Based on average gross assets of $7,894,764 for Class C shares during the year ended September 30, 2018.
**	Based on average gross assets of $9,062,737 for Class C shares during the year ended September 30, 2019.
**	Based on average gross assets of $9,510,788 for Class C shares during the year ended September 30, 2020.
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Privacy Policy

The Fund is committed to protecting the personal information that it collects about individuals who are prospective, former or current investors. The Fund collects personal information for business purposes to process requests and transactions and to provide customer service. Personal information is obtained from the following sources:

Investor applications and other forms, which may include your name, address, social security number, or tax identification number;

Written and electronic correspondence, including telephone contacts; and

Account history, including information about Fund transactions and balances in your accounts with the Fund.

The Fund limits access to personal information to those employees who need to know that information in order to process transactions and service accounts. Employees are required to maintain and protect the confidentiality of personal information. The Fund maintains physical, electronic, and procedural safeguards to protect personal information.

The Fund may share personal information described above with their affiliates for business purposes, such as to facilitate the servicing of accounts. The Fund may share the personal information described above for business purposes with a non-affiliated third party only if the entity is under contract to perform transaction processing, servicing or maintaining investor accounts on behalf of the Fund. The Fund may share personal information with its affiliates or other companies who are not affiliates of the Fund that perform marketing services on the Fund’s behalf or to other financial institutions with whom it has marketing agreements for joint products or services. These companies are not permitted to use personal information for any purposes beyond the intended use (or as permitted by law). The Fund does not sell personal information to third parties for their independent use. The Fund may also disclose personal information to regulatory authorities or otherwise as permitted by law.

26

ATLAS U.S. TACTICAL INCOME FUND, INC. Buchanan Office Center Road 165 #40, Suite 201 Guaynabo, Puerto Rico 00968 (787) 781-1301
INVESTMENT ADVISER Atlas Asset Management, LLC Buchanan Office Center Road 165 #40, Suite 201 Guaynabo, Puerto Rico 00968	CUSTODIAN MUFG Union Bank, N.A. 350 California St., Suite 2018 San Francisco, CA 94104
TRANSFER AND DIVIDEND DISBURSING AGENT AND ADMINISTRATOR Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM BDO Puerto Rico, P.S.C. PO Box 363436 San Juan, PR 00936-3436
COUNSEL DLA Piper LLP (US) 2000 Avenue of the Stars Suite 400 North Tower Los Angeles, CA 90067	DISTRIBUTOR Oriental Financial Services Corp. 254 Ave. Luis Muñoz Rivera San Juan, PR 00918

Additional information about the Fund’s investments will be available in the Fund’s annual and semi-annual reports to shareholders. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year or period.

The SAI, which provides a more complete discussion of several of the matters contained in this Prospectus, is incorporated by reference. To obtain a free copy of the SAI or any shareholder report, or to make any other inquiries about the Fund, you may call the Fund at 1 (855) 969-8440 or write to the Fund at Atlas U.S. Tactical Income Fund, Inc. at Buchanan Office Center, Road 165 #40, Suite 201, Guaynabo, Puerto Rico 00968.

You may also review and copy information about the Fund (including the SAI) at the SEC’s Public Reference Room in Washington, D.C. Call 1-202-551-8090 to obtain information on the operation of the SEC’s Public Reference Room. This information is also available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies may also be obtained upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-1520.

You may also obtain a copy of the Fund’s Prospectus, SAI, annual and semi-annual reports free of charge from the Fund’s web site at www.atlasam.com.

Investment Company Act File No. []

STATEMENT OF ADDITIONAL INFORMATION

ATLAS U.S. TACTICAL INCOME FUND, INC.

	Class A	Class C
	Ticker/Cusip	Ticker/Cusip
Atlas U.S. Tactical Income Fund, Inc	049446 107 ATLAX	049446 206 ATLCX

June 16, 2021

This Statement of Additional Information (“SAI”) is not a prospectus but should be read in conjunction with the prospectus of the Atlas U.S. Tactical Income Fund (the “Fund”) dated June 16, 2021 (the “Prospectus”). This SAI is incorporated by reference in its entirety into the Prospectus. Copies of the Prospectus may be obtained without charge by contacting the Fund’s Transfer Agent, Ultimus Fund Solutions, LLC, 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022 or by calling (855) 969-8440.

Table of Contents

Investment Strategies	2
Dividend Distributions	2
Special Leverage Considerations	3
Principal Investment Risks	3
Additional Information Regarding Fund Investments	11
Fund Policies	19
Disclosure of Portfolio Holdings	19
Management of the Fund	20
Independent Directors	21
Interested Directors and Officers	22
Leadership Structure and Board of Directors	23
Compensation of Independent Directors	24
Director and Officer Ownership of Fund Shares and Material Transactions	24
Code of Ethics	24
Control Persons and Principal Holders of Securities	25
Investment Advisory and Other Services	25
Investment Adviser	25
Administration and Transfer Agent	28
Custodian	28
Distributor	28
Distribution and Service Plan	29
Payments to Financial Intermediaries by the Investment Adviser or its Affiliates	30
Independent Registered Public Accounting Firm	31
Legal Counsel	31
Portfolio Transactions	31
Financial Statements	32
Additional Information	48
Description of Shares	49
Appendix A	51
Appendix B	54
Appendix C – Proxy Voting Policies	61

STATEMENT OF ADDITIONAL INFORMATION

Atlas U.S. Tactical Income Fund, Inc. (the “Fund”) was incorporated in the Commonwealth of Puerto Rico on April 16, 2015. The Fund is an open-end management investment company and is classified as diversified under the Investment Company Act of 1940, as amended (the “1940 Act”).

Much of the information contained in this statement of additional information (“SAI”) expands on subjects discussed in the Fund’s Prospectus. Capitalized terms not defined herein are used as defined in the Prospectus. No investment in shares of the Fund should be made without first reading the Prospectus.

Investment Strategies

The Fund seeks to maximize total return, consistent with preservation of capital. The Fund’s investment objective is not fundamental. That means that it may be changed without a shareholder vote. There can be no assurance that the Fund will achieve its investment objectives.

The Fund seeks to provide long-term positive returns and to preserve capital through various market environments by managing portfolio duration, credit risk, and volatility. The Fund has the flexibility to invest across a variety of fixed-income asset classes and is not managed to be compared to any specific index. The Fund has latitude to pursue opportunities across the fixed-income spectrum to create a diversified portfolio of varying maturities, including moving between sectors or across credit risk, and may have positive or negative duration.

The Fund pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets in fixed income assets in the United States. The type of bonds in which the Fund may invest include a variety of fixed-income instruments such as, but not limited to, government notes and bonds, corporate bonds, commercial and residential mortgage-backed securities, asset-backed securities, and derivatives such as swap agreements, futures contracts, and options that provide exposure and mitigate risks associated to various fixed-income instruments.

The Fund is explicitly prohibited from investing in direct or indirect obligations of the Commonwealth of Puerto Rico or any of its instrumentalities and any security, regardless of jurisdiction that may be deemed illiquid by the Investment Adviser.

Dividend Distributions

The Fund intends to distribute to its Shareholders substantially all of its net investment income, if any. Dividends from such net investment income will be declared and paid monthly to holders of the Shares. After the issuance by the Fund of debt securities, monthly distributions to holders of Shares normally will consist of all or a portion of its net investment income remaining after the payment of interest on borrowings. Please note that dividend rates will vary from month to month. The Fund may at times pay out less than the entire amount of net investment income earned in any particular period and may at times pay out such accumulated undistributed income in addition to net investment income earned in other periods in order to permit the Fund to maintain a more stable level of dividends to holders of Shares. As a result, the dividend paid by the Fund to holders of Shares for any particular period may be more or less than the amount of net investment income earned by the Fund during such period.

The record date for dividend payments to holders of Shares is selected by the Fund’s Board of Directors (the “Board”) or the Board’s Dividend Committee on or prior to such record date, and the dividend payment date is the fifteenth day of the following month (or if such day is not a Business Day, the next succeeding Business Day). Shareholders of record are entitled to dividend distributions if the trade date for purchase of the Shares is on or prior to the record date for such dividend distribution. If the trade date for a purchase of Shares is subsequent to such record date, the Shareholder will not be entitled to such dividend distribution. Shares redeemed with a trade date on or prior to the record date for a dividend distribution are not entitled to such dividend distribution. Net realized capital gains, if any, will be retained by the Fund, unless the Board of Directors determines that capital gains must be distributed to holders of Common Stock in order to ensure advantageous tax treatment for the Fund.

The per-share dividends on Class C Shares of the Fund will be lower than the per-share dividends on Class A Shares principally as a result of the higher account maintenance and distribution fees applicable to Class C Shares.

2

Taxable Dividends distributed to investors who are individuals will be distributed net of a 15% Puerto Rico income tax withholding, which will be automatically withheld at the source by the issuing and paying agent of the Fund.

Special Leverage Considerations

The Fund may increase amounts available for investment through the use of leverage. The Fund also may utilize leverage to pay for redemptions of its Shares or to pay certain expenses of the Fund. The Fund contemplates using leverage in order to seek to enhance its potential to achieve its investment objective.

The Fund may borrow money from banks. Leverage may represent in the aggregate up to 33 1/3% of the Fund’s total assets immediately after such leverage. The proceeds from such leverage will be invested in accordance with the Fund’s investment objective. Issuance and ongoing expenses of such leverage will be borne by the Fund and will reduce the net asset value of the Shares.

The use of leverage by the Fund creates an opportunity for increased net income but, at the same time, creates special risks. Because, under normal market conditions, obligations with longer-term or medium-term maturities produce higher yields than short-term obligations, the Investment Adviser believes that the spread inherent in the difference between the short-term rates paid by the Fund in the course of leveraging and the longer-term and medium-term rates received by the Fund from securities purchased with the proceeds of such leverage will provide holders of Shares with a potentially higher yield.

Investors should note, however, that leverage creates certain risks for holders of Shares, including higher volatility in the net asset value and market value of the Shares as well as in the dividend rate paid by the Fund on its Shares. Since any decline in the value of the Fund’s investments will be borne entirely by holders of Shares, the effect of leverage in a declining market would result in a greater decrease in net asset value per Share than if the Fund were not leveraged, which will result in a lower redemption price of the Shares. The effect of leverage may cause a shareholder to lose all or a portion of its investment in the Fund.

Holders of Shares will receive substantially all net income of the Fund remaining after payment of interest or dividends associated with leverage and will generally be entitled to a pro-rata share of net realized capital gains.

Principal Investment Risks

An investment in the Fund entails certain risks and, therefore, should be undertaken only by investors capable of evaluating and bearing the risks of the Fund. There can be no assurance that the Fund’s investment objectives will be achieved or that an investor will receive a return of its capital.

The value of your investment will vary over time, sometimes significantly, and you may lose money by investing in the Fund. The Fund invests substantially all of its assets in fixed-income instruments and derivatives that provide exposure to fixed- income instruments. The following information is intended to help you better understand some of the risks of investing in the Fund. It is not intended to constitute a complete list of all risks which could potentially impact an investment in the Fund. The impact of the following risks on the Fund may vary depending on the Fund’s investments. The greater the Fund’s investment in a particular security, the greater the Fund’s exposure to the risks associated with that security.

Before investing in the Fund, you should consider carefully the risks that you assume when investing in the Fund. In addition to the risks listed below, you should evaluate all of the additional information contained in this Prospectus and consult with your financial, legal and tax advisers prior to making an investment decision with respect to the Fund.

Investment and Market Risk. The Fund’s investments may be adversely affected by the performance of U.S. and foreign investment securities markets, which, in turn, may be influenced by a number of factors, including (i) the level of interest rates, (ii) the rate of inflation, (iii) political decisions, (iv) fiscal policy, and (v) current events in general. Although the Fund may be less volatile than funds that invest most of their assets in common stocks, because the Fund invests in investment securities, the Fund’s NAV may fluctuate due to market conditions, and as a result you may experience a decline in the value of your investment in the Fund and you may lose money.

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As shown with the novel coronavirus disease that has recently emerged (COVID-19), market events (including public health crises and concerns) can have a profound economic and business effect that results in cancellations and disruptions to supply chains and customer activity, disruption and displacement of one or more sectors or industries, closing of borders and imposition of travel restrictions and quarantines, general public concern and uncertainty and, in extreme cases, exchange trading halts due to rapidly falling prices. Further, the impact of COVID-19 has caused significant volatility and declines in global financial markets, including the U.S. financial markets. The duration and lasting impact of the COVID-19 outbreak is unclear and may not be fully known for some time.

Market events such as these and other types of market events may cause significant declines in the values and liquidity of many securities and other instruments, and significant disruptions to global business activity and financial markets. Turbulence in financial markets, and reduced liquidity in equity, credit and fixed income markets may negatively affect many issuers both domestically and around the world, and can result in trading halts, any of which could have an adverse impact on the Fund. During periods of market volatility, security prices (including securities held by the Fund) could change drastically and rapidly and therefore adversely affect the Fund.

An investment in the Shares offered by the Fund is designed primarily, and is suitable only, for long-term investors, and is not suitable for all investors. Further, an investment in the Fund is not equivalent to an investment in the underlying securities of the Fund and investors in the Shares should not view the Fund as a vehicle for trading purposes.

Fixed-Income Securities Risk. The Fund invests in a variety of fixed-income securities. Typically, the values of fixed-income securities change inversely with prevailing interest rates. Therefore, a fundamental risk of fixed-income securities is interest rate risk, which is the risk that the value of such securities will generally decline as prevailing interest rates rise, which may cause the Fund’s net asset value to likewise decrease. In addition, the Fund is subject to the risk that interest rates may exhibit increased volatility, which could cause the Fund’s net asset value to fluctuate more. If rising interest rates cause the Fund to lose enough value, the Fund could also face increased shareholder redemptions, which could force the Fund to liquidate investments at disadvantageous times or prices, therefore adversely affecting the Fund. How specific fixed-income securities may react to changes in interest rates will depend on the specific characteristics of each security. For example, while securities with longer maturities tend to produce higher yields, they also tend to be more sensitive to changes in prevailing interest rates and are therefore more volatile than shorter-term securities and are subject to greater market fluctuations as a result of changes in interest rates. Fixed-income securities are also subject to credit risk, which is the risk that the credit strength of an issuer of a fixed-income security will weaken and/or that the issuer will be unable to make timely principal and interest payments and that the security may go into default. In addition, there is prepayment risk, which is the risk that during periods of falling interest rates, certain fixed-income securities with higher interest rates, such as mortgage- and asset-backed securities, may be prepaid by their issuers thereby reducing the amount of interest payments.

This may result in the Fund having to reinvest its proceeds in lower yielding securities. Fixed-income securities may also be subject to valuation risk and liquidity risk. Valuation risk is the risk that one or more of the fixed-income securities in which the Fund invests are priced differently than the value realized upon such security’s sale. In times of market instability, valuation may be more difficult. Liquidity risk is the risk that fixed-income securities may be difficult or impossible to sell at the time that the Investment Adviser would like or at the price the Investment Adviser believes the security is currently worth. Securities underlying mortgage- and asset-backed securities, which may include subprime mortgages, also may be subject to a higher degree of credit risk, valuation risk, and liquidity risk.

Exchange-Traded Funds Risk. The Fund may invest in ETFs, which are typically open-end investment companies that are traded on a national securities exchange. ETFs typically incur fees, such as investment advisory fees and other operating expenses that are separate from those of the Fund, which will be indirectly paid by the Fund. As a result, the cost of investing in the Fund may be higher than the cost of investing directly in ETFs and may be higher than other mutual funds that invest directly in stocks and bonds. An investment in the Fund is subject to the risks associated with investments in the underlying ETFs in which it invests. The Fund will indirectly pay a proportional portion of the asset-based fees of the underlying ETFs in which it invests.

There is a risk that the Investment Adviser’s evaluation and assumptions regarding a broad asset class or the ETFs in which the Fund invests may be incorrect based on actual market conditions. In addition, at times the segment of the market represented by an underlying ETF may be out of favor and under perform other segments. There can be no assurance that the underlying ETFs will achieve their investment objectives, and the performance of the underlying

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ETFs may be lower than the asset class that they were selected to represent. The underlying ETFs may change their investment objectives or policies without the approval of the fund. If that were to occur, the Fund might be forced to withdraw its investment from the underlying ETFs at a time that is unfavorable to the Fund.

An investment in an ETF is not equivalent to an investment in the assets held by the ETF. The market price of ETF units on the securities exchange on which they are traded may be lower than or higher than their NAV. An active trading market for ETF units may not develop or be maintained. Trading of ETF units may be halted if the listing exchange’s officials deem such action appropriate. ETFs may not fulfill their objective of tracking the performance of an index or specific security or benchmark which they seek to track. A significant percentage of certain ETFs may be comprised of issuers in a single industry or sector of the economy, which may present more risks than if such funds were broadly diversified.

Interest Rate Risk. Generally, a fixed-income security will increase in value when prevailing interest rates fall and decrease in value when prevailing interest rates rise. Longer-term securities are generally more sensitive to interest rate changes than shorter-term securities, but they generally offer higher yields to compensate investors for the associated risks. High-yield bond prices and floating rate debt security prices are generally less directly responsive to interest rate changes than investment grade issues or comparable fixed rate securities and may not always follow this pattern. The Fund may manage interest rate risk by varying the average-weighted effective maturity of the portfolio to reflect an analysis of interest rate trends and other factors. The Fund’s average-weighted effective maturity will tend to be shorter when the portfolio manager expects interest rates to rise and longer when the portfolio manager expects interest rates to fall. The Fund intends to use primarily futures to manage interest rate risk but may also use swaps and options.

Leverage Risk. Engaging in transactions using leverage or those having a leveraging effect subjects the Fund to certain risks. These risks may be heightened if the Fund invests all, or a significant portion of its assets in futures, forwards, swaps, and other types of derivatives. Leverage can magnify the effect of any gains or losses, causing the Fund to be more volatile than if it had not been leveraged. Through the use of leverage, the Fund’s total investment exposure could far exceed the value of its portfolio securities and its investment performance could be dependent on securities not directly owned by the Fund. Certain commodity-linked derivatives may subject the Fund to leveraged market exposure to commodities. In addition, the Fund’s assets that are used as collateral to secure short sale transactions may decrease in value while the short positions are outstanding, which may force the Fund to use its other assets to increase collateral. There is no assurance that a leveraging strategy will be successful. The effect of leverage may cause a shareholder to lose all or a portion of its investment in the Fund.

Lower-Rated and Below Investment Grade Securities. The Fund intends to invest at least 90% of its assets in fixed-income securities that, at the time of purchase, are rated “investment grade,” that is, rated “AAA,” “AA,” “A” or “BBB” by Standard & Poor’s, a Division of The McGraw Hill Companies (“S&P”), “Aaa,” “Aa,” “A” or “Baa” by Moody’s Investors Service, Inc. (“Moody’s”), “AAA,” “AA,” “A” or “BBB” by Fitch Ratings (“Fitch”), without regard to any gradations within such categories, or within the four highest investment grade categories (without regard to any gradations within such categories) by any other nationally recognized statistical rating organization, or, if not rated, are considered by the Investment Adviser to be of comparable credit quality or are approved by the Commissioner. Obligations rated in the lowest investment grade category (BBB by S&P, Baa by Moody’s or BBB by Fitch, without regard to any gradations within such categories) are generally regarded as having adequate capacity to pay interest and repay principal but may have some speculative characteristics. Obligations rated below investment grade (i.e., below BBB− by S&P, Baa3 by Moody’s or BBB− by Fitch), in which the Fund may invest up to 10% of its assets, may have speculative characteristics, including the possibility of default or bankruptcy of the issuers of such securities, market price volatility based upon interest rate sensitivity, questionable creditworthiness and relative illiquidity of the secondary trading market. Because lower-rated bonds have been found to be more sensitive to adverse economic changes or individual corporate developments and less sensitive to interest rate changes than higher-rated investments, an economic downturn could disrupt the market for lower-rated bonds and adversely affect the value of outstanding bonds and the ability of issuers to repay principal and interest. In addition, in a declining interest rate market, issuers of lower-rated bonds may exercise redemption or call provisions, which may force the Fund, to the extent it owns such securities, to replace those securities with lower yielding securities. This could result in a decreased return. Subsequent to its purchase by the Fund, an issuer of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. In addition, it is possible that S&P, Moody’s, Fitch, and other ratings agencies might not change in a timely manner their ratings of a particular issue to reflect

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subsequent events. The Investment Adviser is under no obligation to sell portfolio securities that are downgraded below investment grade after these securities are purchased by the Fund. If a portfolio security is downgraded, the Investment Adviser will consider factors such as price, credit, risk, market conditions, the financial condition of the issuer and prevailing and anticipated interest rates in determining whether to sell or hold the security as a portfolio investment.

Mortgage- and Asset-Backed Securities Risk. Rising interest rates tend to extend the duration of, or reduce the rate of prepayments on, both commercial mortgage-backed securities (“CMBS”) and residential mortgage-backed securities (“RMBS”), making them more sensitive to changes in interest rates (“extension risk”). As a result, in a period of rising interest rates, the price of mortgage-backed securities may fall, causing the Fund to exhibit additional volatility. Mortgage-backed securities are also subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected.

This can reduce the Fund’s returns because the Fund will have to reinvest that money at lower prevailing interest rates. In addition to extension risk and prepayment risk, investments in mortgage-backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, and liquidity risk than various other types of fixed-income securities.

CMBS are subject to certain other risks. The market for CMBS developed more recently than that for RMBS and is relatively small in terms of outstanding principal amount of issues compared to the RMBS market. CMBS are also subject to risks associated with a lack of standardized terms, shorter maturities than residential mortgage loans, and payment of all or substantially all of the principal at maturity, rather than regular amortization of principal. Moreover, the type and use of a particular commercial property may add to the risk of CMBS investments. Adverse changes in economic conditions and circumstances are more likely to have an adverse impact on mortgage-backed securities secured by loans on commercial properties than on those secured by residential properties.

Similarly, the value of the Fund’s investments in asset-backed securities may be adversely affected by changes in interest rates, factors concerning the interests in and structure of the issuer or originator of the receivables, the creditworthiness of the entities that provide any supporting letters of credit, surety bonds, or other credit or liquidity enhancements, and/or the market’s assessment of the quality of the underlying assets. In addition, most asset-backed securities are subject to prepayment risk in a declining interest rate environment. The impact of prepayments on the value of asset-backed securities may be difficult to predict and may result in greater volatility. Rising interest rates tend to extend the duration of asset-backed securities, making them more volatile and sensitive to changing interest rates.

Collateralized Mortgage Obligation Risk. The Fund may invest in collateralized mortgage obligations (“CMOs”), which are a type of mortgage-backed security. CMOs are created by dividing the principal and interest payments collected on a pool of mortgages into several revenue streams (tranches) with different priority rights to portions of the underlying mortgage payments. Certain CMO tranches may represent a right to receive interest only (“IOs”), principal only (“POs”) or an amount that remains after floating-rate tranches are paid (an inverse floater). These securities are frequently referred to as “mortgage derivatives” and may be extremely sensitive to changes in interest rates. Interest rates on inverse floaters, for example, vary inversely with a short-term floating rate (which may be reset periodically). Interest rates on inverse floaters will decrease when short-term rates increase and will increase when short-term rates decrease. These securities have the effect of providing a degree of investment leverage. In response to changes in market interest rates or other market conditions, the value of an inverse floater may increase or decrease at a multiple of the increase or decrease in the value of the underlying securities. If the Fund invests in CMO tranches (including CMO tranches issued by government agencies) and interest rates move in a manner not anticipated by the Investment Adviser, it is possible that the Fund could lose all or substantially all of its investment.

Counterparty Risk. Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The Fund may be exposed to counterparty risk to the extent it participates in lending its securities to third parties and/or cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles. In addition, the Fund may be exposed to

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counterparty risk through its investments in certain securities, including, but not limited to, repurchase agreements, debt securities, and derivatives (including various types of forwards, swaps, futures, and options). The Fund intends to enter into financial transactions with counterparties that the Investment Adviser believes to be creditworthy at the time of the transaction. There is always the risk that the Investment Adviser’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Credit Quality Risk. Through the Fund’s investments in fixed-income securities, the Fund is subject to the risks associated with the credit quality of the issuers of those fixed-income securities. Credit quality measures the likelihood that the issuer or borrower will meet its obligations on a bond. One of the fundamental risks is credit risk, which is the risk that an issuer will be unable to make principal and interest payments when due, or default on its obligations. Higher credit risk may negatively impact the Fund’s returns and yield. U.S. Government securities are generally considered to be the safest type of investment in terms of credit risk. Municipal obligations generally rank between U.S. Government securities and corporate debt securities in terms of credit safety. Corporate debt securities, particularly those rated below investment grade, present the highest credit risk.

Many fixed-income securities receive credit ratings from services such as S&P, Fitch, and Moody’s. These services assign ratings to securities by assessing the likelihood of issuer default. The lower a bond issue is rated by an agency, the more credit risk it is considered to represent. Lower rated instruments and securities generally pay interest at a higher rate to compensate for the associated greater risk. Interest rates can fluctuate in response to economic or market conditions, which can result in a fluctuation in the price of a security and impact your return and yield. Please refer to the “Explanation of Rating Categories” section of this Prospectus attached as Appendix B for a description of bond rating categories.

Derivatives Risk. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from a derivative investment can be substantially greater than the derivative’s original cost and can therefore involve leverage. Leverage may cause the Fund to be more volatile than if it had not used leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not produce the anticipated result. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments and entail the risk that the counterparty will default on its payment obligations. If the counterparty to a derivative transaction defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. To the extent the Fund enters into short derivative positions, the Fund may be exposed to risks similar to those associated with short sales, including the risk that the Fund’s losses are theoretically unlimited.

Treasury Futures Contracts Risk. While transactions in Treasury futures contracts may reduce certain risks, unanticipated changes in interest rates or securities prices may result in a poorer overall performance for the Fund than if it had not entered into any Treasury futures contracts. To the extent the Fund uses Treasury futures contracts, it is exposed to additional volatility and potential losses resulting from leverage. Losses (or gains) involving Treasury futures contracts can sometimes be substantial — in part because a relatively small price movement in a Treasury futures contract may result in an immediate and substantial loss (or gain) for the Fund.

Foreign Exposure Risks. The Fund may invest in foreign debt, mostly in developed economies. With respect to investments in securities of issuers or companies that are economically tied to different countries throughout the world, securities may be deemed to be economically tied to a particular country based on such factors as the issuer’s country of incorporation, primary listing, and other factors including, but not limited to operations, revenues, headquarters, governments, and may involve greater risks than investing in domestic securities because the Fund’s performance may depend on factors other than the performance of a particular company.

Political and Economic Risk. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, social instability, and different and/or developing legal systems. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose withholding and other taxes or limits on the removal of the Fund’s assets from that

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country. In addition, the economies of emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates.

Regulatory Risk. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards, and practices applicable to domestic issuers, and there may be less publicly available information about foreign issuers.

Foreign Market Risk. Foreign securities markets may be less liquid and more volatile than domestic markets. These securities markets may trade a small number of securities, may have a limited number of issuers and a high proportion of shares in a limited number of issuers, or may be held by a relatively small number of persons or institutions. In some foreign markets, there may not be protection against failure by other parties to complete transactions.

Geographic Investment Risk. To the extent that the Fund invests a significant portion of its assets in a particular country or geographic region, the Fund will generally have more exposure to certain risks due to possible political, economic, social, or regulatory events in that country or region. Adverse developments in certain regions could also adversely affect securities of other countries whose economies appear to be unrelated and could have a negative impact on the Fund’s performance.

Restrictions on the Transfer of Class A Shares and Class C Shares and Loss of Tax Benefits. The Class A shares, and Class C shares may only be transferred by operation of law, and only to Puerto Rico Residents. In addition, shareholders of the Fund (“Shareholders”) who cease to be Puerto Rico Investors (as defined in “Dividends and Taxes” below) may no longer have available the tax benefits that make the Fund an attractive investment.

Suspension of Issuances and Redemptions. The Fund intends to issue shares on a continuous basis and effect daily redemptions, but reserves the right to postpone payment of redemption proceeds whenever: (i) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed (except for holidays and weekends); or (ii) the SEC permits such suspension and so orders.

Industry Risk. Industry risk is the possibility that a group of related securities will decline in price due to industry-specific developments. Companies in the same or similar industries may share common characteristics and are more likely to react similarly to industry-specific market or economic developments. The Fund’s investments, if any, in multiple companies in a particular industry increase the Fund’s exposure to industry risk.

Management Risk. The Fund is an actively managed investment portfolio and is therefore subject to the risk that the investment strategies employed for the Fund may fail to produce the intended results. The Fund may underperform its benchmark index (if any) or other mutual funds with similar investment objectives.

Because the Fund invests substantially all of its assets in fixed-income securities or income-generating securities, it is subject to risks such as credit risk and interest rate fluctuations. The Fund’s performance may also be affected by risks of certain types of investments, such as foreign (non-U.S.) securities and derivative instruments.

The Fund may use short sales, futures, options, swap agreements (including, but not limited to, interest rate, credit default and total return), and other derivative instruments individually or in combination to “hedge” or protect its portfolio from adverse movements in securities prices and interest rates. There is no guarantee that the Investment Adviser’s use of derivative investments will benefit the Fund. The Fund’s performance could be worse than if the Fund had not used such instruments. Use of such investments may instead increase risk to the Fund, rather than reduce risk.

Market Risk. The value of the Fund’s portfolio may decrease if the value of an individual or multiple securities, in the portfolio decreases or if the Investment Adviser’s belief about a security’s intrinsic worth is incorrect. Further, regardless of how well individual securities perform, the value of the Fund’s portfolio could also decrease if there are deteriorating economic or market conditions, including, but not limited to, a general decline in prices on the stock markets or if the market favors different types of securities than the types of securities in which the Fund invests. If the value of the Fund’s portfolio decreases, the Fund’s net asset value will also decrease, which means if you sell your shares in the Fund you may lose money.

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Portfolio Turnover Risk. Increased portfolio turnover may result in higher costs, which may have a negative effect on the Fund’s performance. In addition, higher portfolio turnover may result in the acceleration of capital gains and the recognition of greater levels of short-term capital gains, which are taxed as ordinary income tax rates when distributed to shareholders.

REIT Risk. The prices of mortgage REITs are affected by the quality of any credit they extend, the creditworthiness of the mortgages they hold, as well as by the value of the property that secures the mortgages. Mortgage REITs generally are not diversified and are subject to heavy cash flow dependency, defaults by borrowers, and self-liquidation. There is also the risk that borrowers under mortgages held by a REIT may be unable to meet their obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may incur substantial costs associated with protecting its investments. In addition, mortgage REITs and mortgage-backed securities are subject to prepayment risk.

Risks of Repurchase and Reverse Repurchase Agreements. The Fund may engage in repurchase agreements, which are transactions in which the Fund sells a security to a counterparty and agrees to buy it back at a specified time and price in a specified currency. Repurchase agreements involve the risk that the buyer of the securities sold by the Fund might be unable to deliver the securities when the Fund seeks to repurchase them and may be unable to replace the securities or only at a higher cost. If the buyer of securities under a repurchase agreement files for bankruptcy or becomes insolvent, the buyer may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the repurchase agreement may be severely restricted during that extension period.

The Fund may also engage in reverse repurchase agreements, which are transactions in which the Fund purchases a security from a counterparty and agrees to sell it back at a specified time and price in a specified currency. If a reverse repurchase agreement counterparty defaults, the Fund may suffer time delays and incur costs or possible losses in connection with the disposition of the securities underlying the reverse repurchase agreement. In the event of a default, instead of the contractual fixed rate of return, the rate of return to the Fund will depend on intervening fluctuations of the market values of the underlying securities and the accrued interest thereon. In such an event, the Fund would have rights against the counterparty for breach of contract with respect to any losses resulting from those market fluctuations.

While there is authority generally supporting the treatment of repurchase agreements as collateralized loans for Puerto Rico income tax purposes, such authority does not address the tax treatment of repurchase agreements that the Fund typically enters into, which contain provisions that grant the purchaser the right to sell, transfer, pledge or hypothecate the securities. The PRTD could take the position that this type of arrangement should be viewed as a transfer of ownerships of the underlying security and that the Puerto Rico courts would agree with that view. In such event, the tax-exempt interest of the securities will not constitute tax exempt income of the Fund, and the portion of the Tax Exempt Dividends distributed by the Fund from such interest could be treated either as Taxable Dividends or Capital Gain Dividends subject to Puerto Rico income tax. See “Taxes”— “Puerto Rico Taxation”— “Impact of Repurchase Agreements on Tax-Exempt Dividends” on page 19 of the Fund’s Prospectus.

Sovereign Debt Risk. The Fund may invest in U.S. and non-U.S. government debt securities. Investments in U.S. sovereign debt are considered low risk. However, investments in non-U.S. sovereign debt can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors, including its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. The Fund may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities, which may adversely affect the Fund’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt

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and there may be no bankruptcy proceedings through which the Fund may collect all or part of the sovereign debt that a governmental entity has not repaid. In addition, to the extent the Fund invests in non-U.S. sovereign debt it may be subject to currency risk.

Puerto Rico Investment Companies Act of 2013 Compliance Risk. Prior to registration under the 1940 Act, the Fund was registered under the Puerto Rico Investment Companies Act of 2013, as amended (“PRICA”) and subject to the investment and regulatory requirements set forth therein. The Puerto Rico securities regulator has informally indicated that the Fund will not be required to comply with the PRICA once it is registered under the 1940 Act, although the matter is not entirely free from doubt. In the event the Fund is required to comply with the PRICA, it intends do so. Most of the requirements of PRICA are either substantially identical to, or less restrictive than, the requirements with which the Fund must comply pursuant to the 1940 Act.

Changes in Applicable Law. Legislation affecting Puerto Rico securities, assets other than Puerto Rico securities, Puerto Rico and U.S. investment companies, taxes, and other matters related to the business of the Fund are continually being considered by the Puerto Rico Legislature and the U.S. Congress. Moreover, the determinations made, and the waivers and rulings granted by the Commissioner to the Fund do not constitute a precedent binding on the Commissioner. There can be no assurance that legislation enacted, or regulations promulgated after the date hereof will not have an adverse effect on the operations of the Fund, the economic value of the Shares, or the tax consequences of the acquisition or redemption of Shares.

Changes in United States tax law; no US federal tax ruling. Under regulations issued under Section 937(b) of the U.S. Internal Revenue Code of 1986, as amended (the “U.S. Code”), income that is otherwise treated as income from sources within Puerto Rico under the general source of income rules is treated as income from United States sources and not excludable from gross income under Section 933 of the U.S. Code if it consists of income derived in a “conduit arrangement.” Based on the current language of the regulations and the guidance offered therein, it is more likely than not that an investment in the Shares is not the type of transaction intended to be covered by these rules, and in accordance with this interpretation, it is more likely than not that the source of dividends on the Shares will be treated as income from sources within Puerto Rico. The Fund does not plan to request a ruling from the IRS with respect to the U.S. federal income tax treatment to be accorded to an investment in the Shares, and no assurance can be given that the IRS or the courts will agree with the tax treatment described herein. You should read carefully the section entitled “Taxes” beginning on page 30 of this Prospectus for a more detailed description of the tax implications an investment the Shares entails. You should also consult your tax advisor about your tax situation.

U.S. Federal tax law; FATCA rules. Sections 1471 through 1474 of the U.S. Code (commonly known as “FATCA”), interpreted by the corresponding regulations, impose a 30% withholding tax at the source upon most payments of U.S. source income made to certain “foreign financial institutions” or “non-financial institutions” or “non-financial foreign entities” (each, a “NFFE”), unless certain certification and reporting requirements are satisfied by such NFFE, including providing information with respect to its respective investors. In the case of most payments of U.S. source income, the 30% withholding applies to payments made after June 30, 2014. The regulations issued by the U.S. Treasury and the IRS, provide that the Fund is to be treated as a NFFE. Accordingly, the Fund will be required to provide the payors of such U.S. source income certain information with respect to its investors, which would then be disclosed to the IRS. However, the Fund has elected to be treated as a direct reporting NFFE, and, as such, it is required to provide such information directly to the IRS (instead of providing it to such payors) by filing Form 8966 with the IRS on or before March 31 of each year.

If the Fund were to be unable to provide such investor information to its payors or otherwise fail or be unable to comply with the legal and regulatory requirements of the U.S. Code, the Fund’s U.S. source income may be reduced, inasmuch as it would be subject to such 30% withholding tax at the source. This reduction may negatively affect the amount of dividends that may be distributed by the Fund or the Fund’s net asset value.

U.S. Federal tax law: 30% withholding on dividends from sources within the U.S. Dividends from sources within the United States received by a Portfolio may qualify for a 10% U.S. federal income tax rate if it meets certain requirements of the U.S. Code. If a Portfolio claims the application of the 10% rate and does not meet these requirements, then the dividends would be subject a 30% U.S. federal income tax.

Political and Other Risk. Political, legal or regulatory developments in Puerto Rico and in the United States or changes in the applicability of existing laws to the Fund could adversely affect the tax-exempt status of interest paid

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on securities or the tax-exempt status of that portion of the Fund’s dividends that are tax-exempt. These developments could also cause the value of the Fund’s investments and therefore, the Fund’s shares, to fall or jeopardize the continued viability of the Fund, resulting, in either case, in a possible loss to shareholders.

Market Timers. The interests of the Fund’s long-term shareholders and the Fund’s ability to manage its investments may be adversely affected when its shares are repeatedly bought and sold in response to short-term market fluctuations―also known as “market timing.” Market timing may cause the Fund to have difficulty implementing long-term investment strategies, because it cannot predict how much cash it will have available to invest. Market timing also may force the Fund to sell portfolio securities at disadvantageous times to raise the cash needed to buy a market timer’s Fund shares. These factors may hurt the Fund’s performance and, as a consequence, its shareholders. The Fund presently does not have in place any procedures to monitor such activity and, as a result, the Fund remains subject to the above-mentioned risks.

Borrowings. The Fund is permitted to borrow up to 5% of the Fund’s total assets from banks for temporary or emergency purposes, including to meet redemptions of the Fund’s shares that otherwise require the untimely disposition of securities owned by the Fund.

Optional Redemption. The Fund reserves the right to redeem all Class A Shares or Class C Shares if, after one year following the commencement of the Fund’s operations, the net assets of such class of common stock are less than $15 million. The Fund’s Administrator will be responsible for performing the calculation of the net asset value per Share of each class for purposes of this optional redemption feature. If the Fund exercises this right, an investor may not recover his or her entire investment in the Fund because (i) the Fund’s net asset value per Share of such class may be lower than the price per Share of such class paid by such investor and (ii) in the case of a redemption of Class A Shares, an investor will not recover any sales charges paid in connection with its acquisition of the Class A Shares.

Key Personnel Risk.  The Fund will depend on the diligence, skill, and network of business contacts of the investment professionals of the Investment Adviser, to achieve the Fund’s investment objectives.  The Fund expects that the Investment Adviser’s team of investment professionals will source, evaluate, negotiate, structure, close and monitor the Fund’s investments in accordance with the terms of its Investment Advisory Agreement.  The loss of any key member of the Investment Adviser would limit the Fund’s ability to achieve its investment objectives and operate as the Fund anticipates.  This could have a material adverse effect on the Fund’s financial condition, results of operations and cash flows.

Multiple Advisory Clients Risk.  The Investment Adviser may provide advice to separate account clients and other investment companies.  The services to be provided by the Investment Adviser will not be exclusive, and the Investment Adviser will be free to render similar services to other parties.  As such, the advice given by the Investment Adviser to other clients may differ from the advice given to the Fund, even though the investment objectives of such other clients may be the same or similar to the Fund’s investment objectives.  In some instances, these practices could result in a detrimental effect on the price, volume, and/or availability of an investment for the Fund.

The Investment Adviser may, at any time, buy or sell, or may direct or recommend that another person buys or sells, investments, securities or other property of the same kind or class that are purchased or sold by the Fund upon the recommendation of the Investment Adviser.  The Investment Adviser may have a general policy regarding each investment opportunity being considered for investment on behalf of and by all its respective clients looking to invest their available capital.  If an investment opportunity is approved, such investment opportunity may be allocated across all clients with capital available for investment and for which such investment opportunity is suitable.

Additional Information Regarding Fund Investments

The following policies and limitations supplement the Fund’s investment policies set forth in the Prospectus. The Fund’s investments in the securities and other financial instruments are subject to the other investment policies and limitations described in the Prospectus and this SAI. The following sections list the Fund’s investment policies, limitations, and restrictions.

Fundamental Investment Limitations

The investment limitations described below may be changed with respect to the Fund only by a vote of the holders of

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a majority of the Fund’s outstanding shares. Such majority is defined as the lesser of (a) 67% or more of the shares of the Fund present at a meeting at which the holders of more than 50% of the outstanding shares of the Fund are represented in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund.

The Fund may not:

1.	Make loans to other persons, provided that a Fund may lend its portfolio securities in an amount up to 33 1/3% of total Fund assets, and provided further that, for purposes of this restriction, investment in U.S. Government obligations, short-term commercial paper, certificates of deposit, banker’s acceptances, repurchase agreements and any other lending arrangement permitted by the 1940 Act, any rules and regulations promulgated thereunder or interpretations of the SEC or its staff shall not be deemed to be the making of a “loan”. For purposes of this limitation, the term “loans” shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures, or other debt securities.

2.	Purchase or sell real estate or real estate limited partnerships, except to the extent permitted under the 1940 Act, the rules, and regulations thereunder or any exemptions therefrom, as such statute, rules or regulations may be amended or interpreted from time to time. This restriction shall not prevent the Fund from investing directly or indirectly in portfolio instruments secured by real estate or interests therein or acquiring securities of real estate investment trusts (“REITs”) or other issuers that deal in real estate.

3.	Invest in commodities or commodity contracts, except to the extent permitted under the 1940 Act, the rules, and regulations thereunder or any exemptions therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

4.	Act as underwriter of securities, except to the extent permitted under the 1940 Act, the rules, and regulations thereunder or any exemptions therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

5.	Concentrate its investments in a particular industry or group of industries, as concentration is defined under the 1940 Act, the rules, and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

6.	Borrow money or issue senior securities, except to the extent permitted under the 1940 Act, the rules, and regulations thereunder or any exemptions therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

Notwithstanding any of the Fund’s fundamental investment restrictions (including, without limitation, those restrictions relating to industry concentration), the Fund may: (a) purchase securities of other investment companies to the full extent permitted under Section 12 or any other provision of the 1940 Act (or any successor provision thereto) or under any regulation or order of the SEC; and (b) invest all or substantially all of its assets in a single open-end investment company or series thereof with substantially the same investment objective, strategies and fundamental restrictions as the Fund.

With respect to senior securities, the SEC and its staff have identified various securities trading practices and derivative instruments used by mutual funds that give rise to potential senior security issues under Section 18(f) of the 1940 Act. However, the SEC and its staff through interpretive releases and guidance, including Investment Company Act Release No. 10666 (April 18, 1979) and no-action letters, has developed an evolving series of methods by which a fund may address senior security issues. In particular, the common theme in this line of guidance has been to use methods of “covering” fund obligations that might otherwise create a senior security-type obligation by holding sufficient liquid assets that permit a fund to meet future obligations. Thus, a potential Section 18(f) senior security limitation is not applicable to activities that might be deemed to involve a form of the issuance or sale of a senior security by a Fund, provided that a Fund’s engagement in such activities is consistent with or permitted by Section 18 of the 1940 Act, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff.

Rule 18f-4 under the 1940 Act (“Rule 18f-4”), which becomes fully effective in 2022, will regulate the use of derivatives by the Fund. Rule 18f-4 generally will permit the Fund to enter into derivatives transactions provided it complies with certain conditions. Rule 18f-4 will permit the Fund to treat reverse repurchase transactions (and other

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similar financing transactions) either as borrowings or as “derivatives transactions” subject to the risk-based limits of Rule 18f-4, and would not require the Fund to maintain segregated assets to meet its asset coverage requirements. Rule 18f-4 also permits the Fund to invest in securities on a when-issued or forward-settling basis, or with a non-standard settlement cycle. These transactions will not be deemed to involve a senior security, and thus generally will not require the Fund to maintain a “segregated account” when engaging in these types of transactions, subject to certain conditions and any other restrictions that the Fund has adopted.

Non-Fundamental Investment Limitations

Under normal circumstances, the Fund will invest at least 80% of its assets (net assets plus the amount of any borrowing for investment purposes) in securities of issuers in the United States. The Fund will notify shareholders at least 60 days in advance of any change in this investment policy. Investments may include U.S. registered securities of issuers outside of the United States such as American Depository Receipts.

The Fund has a non-fundamental policy not to invest in direct or indirect obligations of the Commonwealth of Puerto Rico or any of its instrumentalities and any security, regardless of jurisdiction, that may be deemed illiquid by the Investment Adviser.

The following descriptions from the 1940 Act may assist shareholders in understanding the above policies and restrictions.

•	Concentration. The SEC has presently defined concentration as investing 25% or more of an investment company’s net assets in an industry or group of industries, with certain exceptions. In determining industry classification, the Fund may use any one of the following: the Bloomberg Industry Group Classification, S&P, J.J. Kenny Municipal Purpose Codes, FT Interactive Industrial Codes, Securities Industry Classification Codes, or the Global Industry Classification Standard. For the purpose of determining the percentage of the Fund’s total assets invested in securities of issuers having their principal business activities in a particular industry, an asset-backed security will be classified separately based on the nature of its underlying assets.

•	Borrowing. The 1940 Act presently allows the Fund to borrow from any bank (including pledging, mortgaging or hypothecating assets) in an amount up to 33 1/3% of its total assets, including the amount borrowed (not including temporary borrowings not in excess of 5% of its total assets).

•	Senior Securities. Senior securities may include any obligation or instrument issued by the Fund evidencing indebtedness. The 1940 Act generally prohibits funds from issuing senior securities, although it does not treat certain transactions as senior securities, such as certain borrowings, short sales, reverse repurchase agreements, firm commitment agreements and standby commitments, with appropriate earmarking or segregation of assets to cover such obligation.

•	Lending. Under the 1940 Act, the Fund may only make loans if expressly permitted by its investment policies. The Fund’s investment policies on lending are set forth above. As of the date of this SAI, the Fund does not engage in securities lending.

•	Underwriting. Under the 1940 Act, underwriting securities involves the Fund purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly. Under the 1940 Act, a diversified fund may not make any commitment as underwriter, if immediately thereafter the amount of its outstanding underwriting commitments, plus the value of its investments in securities of issuers (other than investment companies) of which it owns more than 10% of the outstanding voting securities, exceeds 25% of the value of its total assets.

•	Real Estate. The 1940 Act does not directly restrict the Fund’s ability to invest in real estate but does require that every fund have the Fundamental investment policy governing such investments. The Fund has adopted the Fundamental policy that would permit direct investment in real estate.
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However, the Fund has a non-fundamental investment limitation that prohibits it from investing directly in real estate. This non-fundamental policy may be changed only by vote of the Board.

Any investment limitation that involves a maximum percentage (other than the restriction set forth above with respect to borrowing money) will not be considered violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition of securities or assets of, or borrowings by, the Fund. The 1940 Act requires that if the asset coverage for borrowings at any time falls below 33-1/3% of its total assets (including the amount borrowed) plus an additional 5% of its total assets for temporary purposes, the Fund will, within three days thereafter (not including Sundays and holidays), reduce the amount of its borrowings to an extent that the net asset coverage of such borrowings shall conform to such limits.

Unless otherwise stated, the following additional investment strategies and general policies apply to the Fund and provide further information regarding the types of securities the Fund may invest in when implementing its investment objective. Some of these strategies and policies may be part of a principal strategy. Other strategies and policies may be utilized to a lesser extent. The percentage limitations included in these policies and elsewhere in this SAI normally apply only at the time of purchase of a security. So, for example, if the Fund exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities. The “Glossary of Investment Terms” attached as Appendix A includes descriptions of investment terms used throughout the Prospectus and SAI.

Cash Position

The Fund may not always stay fully invested. For example, when the Investment Adviser believes that market conditions are unfavorable for investing, or when it is otherwise unable to locate attractive investment opportunities, the Fund’s cash or similar investments may increase. In other words, cash or similar investments generally are a residual – they represent the assets that remain after the Fund has committed available assets to desirable investment opportunities. When the Fund’s investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Fund remained more fully invested. To the extent the Fund invests its uninvested cash through a sweep program (meaning its uninvested cash is pooled with uninvested cash of other funds and invested in certain securities such as repurchase agreements), it is subject to the risks of the account or fund into which it is investing, including liquidity issues that may delay the Fund from accessing its cash.

In addition, the Fund may temporarily increase its cash position under certain unusual circumstances, such as to protect its assets or maintain liquidity in certain circumstances to meet unusually large redemptions. The Fund’s cash position may also increase temporarily due to unusually large cash inflows.

Exchange Traded Funds

The Fund will generally achieve a portion of the investment objective by investing in shares of common stock of ETFs.

Each share of an ETF represents an undivided ownership interest in the portfolio of stocks held by the ETF. ETFs are trust or similar vehicles that acquire and hold either: (1) shares of all of the companies that are represented by a particular index in the same proportion that is represented in the indices themselves or (2) shares of a sampling of the companies that are represented by a particular index in a proportion meant to track the performance of the entire index.

ETFs are intended to provide investment results that, before expenses, generally correspond to the price and yield performance of the corresponding market index, and the value of their shares should, under normal circumstances, closely track the value of the index’s underlying component stocks. ETFs generally do not buy or sell securities, except to the extent necessary to conform their portfolios to the corresponding index. Because an ETF has operating expenses and transaction costs, while a market index does not, ETFs that track particular indices typically will be unable to match the performance of the index exactly.

ETFs generally do not sell or redeem their shares for cash, and most investors do not purchase or redeem shares directly from an ETF at all. Instead, the ETF issues and redeems its shares in large blocks (typically 50,000 of its shares) called creation units. Creation units are issued to anyone who deposits a specified portfolio of the ETF’s underlying securities, as well as a cash payment generally equal to accumulated dividends of the securities (net of

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expenses) up to the time of deposits, and creation units are redeemed in kind for a portfolio of the underlying securities (based on the ETF’s net asset value) together with a cash payment generally equal to accumulated dividends as of the date of redemption. Most ETF investors, however, purchase and sell exchange-traded fund shares in the secondary trading market on a securities exchange, in lots of any size, at any time during the trading day. ETF investors generally must pay a brokerage fee for each purchase or sale of ETF shares, including purchases made to reinvest dividends.

Investors should be aware that funds or unit investment trusts that try to replicate the performance of a particular market index will never be able to do so exactly because of the operational fees and expenses incurred by the trust or fund or because of the temporary unavailability of certain of the securities underlying the index. The market price of this type of investment on the securities exchange on which they are traded may also be lower than their net asset value. The difference in price may be due to the fact that the supply and demand in the market for shares in the investment vehicle at any time is not always identical to the supply and demand in the market for the basket of securities underlying the particular index.

Investors should be also aware that by investing in the Fund, they will, in effect, incur the costs of two levels of management services: (1) the services provided by the Investment Adviser to the Fund and (2) the services provided by the managers or advisers of the various funds in which the Fund may invest.

Foreign Securities

The Fund may invest in foreign securities. The portfolio manager seeks investments that meet the selection criteria, regardless of where an issuer or company is located. Foreign securities are generally selected on a security-by-security basis without regard to any predetermined allocation among countries or geographic regions. However, certain factors, such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions, or geographic areas, may warrant greater consideration in selecting foreign securities. The Fund may not invest more than 20% of its total assets in fixed income securities or large capitalization stocks (mainly ETFs) of foreign issuers denominated in U.S. dollars.

High-Yield Bonds

The Fund may invest up to 10% of its assets in a diversified pool of non-investment grade fixed income securities solely through the use of ETFs. A high-yield bond (also called a “junk” bond) is a bond rated below investment grade by the major rating agencies (i.e., BB+ or lower by S&P and Fitch, or Ba or lower by Moody’s) or is an unrated bond of similar quality. It presents greater risk of default (the failure to make timely interest and principal payments) than higher quality bonds.

Illiquid or Restricted Securities

The Fund may purchase commercial paper issued pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended (the “1933 Act”) and securities that are not registered under the 1933 Act but can be sold to “qualified institutional buyers” in accordance with Rule 144A under the 1933 Act. These securities will not be considered illiquid so long as the Investment Adviser determines that, under guidelines approved by the Fund’s Board, an adequate trading market exists. This practice could increase the level of illiquidity during any period that qualified institutional buyers become uninterested in purchasing these securities.

The Fund may be limited in pursuing investment opportunities, particularly those in emerging and frontier markets by the limits on its ability to hold illiquid securities. Certain securities trade in lower volume and may be less liquid than securities of large established companies. Because the SEC places a limit of 15% of net assets that can be invested in illiquid securities, the Fund may be forced to forego investments in securities that are deemed illiquid. The Fund does not currently intend to invest in securities that the Investment Adviser deems illiquid.

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Investment Companies

With respect to the investments of the Fund in the securities of other affiliated and unaffiliated investment companies, such investments generally will be limited so that, as determined after a purchase is made, either: (a) not more than 3% of the total outstanding stock of such investment company will be owned by the Fund and its affiliated persons (as defined in the 1940 Act); or (b) (i) not more than 5% of the value of the total assets of the Fund will be invested in the securities of any one investment company, not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group, and (ii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund.

Investments by the Fund in other investment companies, including ETFs, will be subject to the limitations of the 1940 Act except as permitted by SEC orders. The Fund may rely on SEC orders that permit it to invest in certain ETFs beyond the limits contained in the 1940 Act, subject to certain terms and conditions. Generally, these terms and conditions require the Board to approve policies and procedures relating to certain of the Fund’s investments in ETFs. These policies and procedures require, among other things, that (i) the Investment Adviser conducts the Fund’s investment in ETFs without regard to any consideration received by the Fund or any of its affiliated persons and (ii) the Investment Adviser certifies to the Board quarterly that they have not received any consideration in connection with an investment by the Fund in an ETF, or if it has, the amount and purpose of the consideration will be reported to the Board and an equivalent amount of advisory fees shall be waived by the Investment Adviser.

Certain investment companies whose securities are purchased by the Fund may not be obligated to redeem such securities in an amount exceeding 1% of the investment company’s total outstanding securities during any period of less than 30 days. Therefore, such securities that exceed this amount may be illiquid.

If required by the 1940 Act, the Fund expects to vote the shares of other investment companies that are held by it in the same proportion as the vote of all other holders of such securities.

To the extent consistent with its investment objective and strategies, the Fund may invest all or substantially all of its assets in a single open-end investment company or series thereof with substantially the same investment objective, strategy, and restrictions as the Fund. However, the Fund currently intends to limit its investments in securities issued by other investment companies to the extent described above. The Fund may adhere to other limitations with respect to its investments in securities issued by other investment companies if required or permitted by the SEC or deemed to be in the best interests of the Fund.

Leverage

The Fund is authorized to enter into repurchase and futures transactions representing not more than 33-1/3% of the Fund’s total assets immediately after such issuance, provided that such limitation generally shall not apply to instruments that are “covered” by the Fund holding sufficient liquid assets that permit the Fund to meet future obligations, as discussed above. Leverage creates certain risks for common shareholders, including higher volatility of the net asset value of the Shares, as well as higher volatility in the dividend rate paid by the Fund on its Shares. Leverage also creates the risk that the investment return on the Fund’s Shares will be reduced to the extent the interest on debt securities, as applicable, and other related expenses exceed the income earned by the Fund on its investments.

In addition, leverage also may reduce the return on Shares due to the risk of losses that may be recognized on portfolio securities or borrowings. The effects of leverage may cause a shareholder to lose all or a portion of its investment in the Fund. If the Fund is liquidated, debtholders will be entitled to receive liquidating distributions before any distribution is made to common shareholders. Moreover, the Fund is authorized to borrow money in an amount up to 5% of its total assets (after giving effect to the amount borrowed) for temporary or emergency purposes. The rights of any lenders to the Fund to receive payments of interest or repayments of principal will be senior to those of the holders of the Fund’s Shares, and the terms of any borrowings may contain provisions that limit certain activities of the Fund, including the payment of dividends (if any) to holders of Shares. Interest payments and fees incurred in connection with borrowings will increase the Fund’s expense ratio and will reduce any income the Fund otherwise has available for the payment of dividends.

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Mortgage- and Asset-Backed Securities

The Fund will invest a minimum of 20% of the Fund’s total assets in fixed or variable rate commercial or residential mortgage-backed securities issued by Ginnie Mae, Fannie Mae, Freddie Mac, or other governmental or government-related entities representing an interest in or guaranteed by mortgages on real property located in Puerto Rico. Ginnie Mae’s guarantees are backed by the full faith and credit of the U.S. Government. Historically, Fannie Maes and Freddie Macs were not backed by the full faith and credit of the U.S. Government, and may not be in the future. In September 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship.

Under the conservatorship, the management of Fannie Mae and Freddie Mac was replaced. Since 2008, Fannie Mae and Freddie Mac have received capital support through U.S. Treasury preferred stock purchases and Treasury and Federal Reserve purchases of their mortgage-backed securities. The FHFA and the U.S. Treasury have imposed strict limits on the size of these entities’ mortgage portfolios. The FHFA has the power to cancel any contract entered into by Fannie Mae and Freddie Mac prior to FHFA’s appointment as conservator or receiver, including the guarantee obligations of Fannie Mae and Freddie Mac. As of the date of this Prospectus, Fannie Mae and Freddie Mac remain under conservatorship.

Recently, Congress began considering proposals to wind down Fannie Mae and Freddie Mac and reduce the U.S. Government’s role in the mortgage market. The proposals include whether Fannie Mae and Freddie Mac should be nationalized, privatized, restructured, or eliminated altogether. Fannie Mae and Freddie Mac also are the subject of several continuing legal actions and investigations over certain accounting, disclosure, and corporate governance matters, which (along with any resulting financial restatements) may continue to have an adverse effect on these guaranteeing entities. As a result, the future for Fannie Mae and Freddie Mac is uncertain, as is the impact of such proposals, actions, and investigations on the Fund’s investments in securities issued by Fannie Mae and Freddie Mac.

The Fund may purchase mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized mortgage obligations, collateralized debt obligations (including collateralized loan obligations and collateralized bond obligations), structured investment vehicles, and other similar securities. Asset-backed securities may be backed by various consumer obligations, including automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying loans are not paid, the securities’ issuer could be forced to sell the assets and recognize losses on such assets, which could impact the Fund’s yield and your return.

Unlike traditional debt instruments, payments on mortgage- and asset-backed securities include both interest and a partial payment of principal. Prepayment of the principal of underlying loans at a faster pace than expected is known as “prepayment risk,” and may shorten the effective maturities of these securities. This may result in the Fund having to reinvest proceeds at a lower interest rate. Mortgage- and asset-backed securities tend to be more sensitive to changes in interest rates than other types of debt securities.

In addition to prepayment risk, investments in mortgage-backed securities, particularly those comprised of subprime mortgages, and investments in other asset-backed securities comprised of under-performing assets may be subject to a higher degree of credit risk, valuation risk, and liquidity risk than other mortgage- and asset-backed securities.

Mortgage- and asset-backed securities are also subject to extension risk, which is the risk that rising interest rates could cause mortgages or other obligations underlying these securities to be paid more slowly than expected, increasing the Fund’s sensitivity to interest rate changes and causing its price to decline.

Options on Securities and Indices

The Fund may purchase and write put and call options on securities and indices. A put option on a security gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period. A call option on a security gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract.

Put and call options on indices are similar to options on securities except that options on an index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying index is greater

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than (or less than, in the case of puts) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number. Thus, unlike options on individual securities, all settlements are in cash, and gain or loss depends on price movements in the particular market represented by the index generally, rather than the price movements in individual securities. All options written on indices or securities will be “covered” as if the requirements of the Investment Company Act of 1940, as amended, were applicable.

Portfolio Turnover

Portfolio turnover rates are generally not a factor in making buy and sell decisions. Changes may be made to the Fund’s portfolio, consistent with the Fund’s investment objective and policies, when the portfolio manager believes such changes are in the best interests of the Fund and its shareholders. Short-term transactions may result from the purchase of a security in anticipation of relatively short-term gains, liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the initial investment decision. The Fund may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Portfolio turnover is affected by market conditions, changes in the size of the Fund (including due to shareholder purchases and redemptions), the nature of the Fund’s investments, and the investment style of the portfolio manager. Changes are normally made in the Fund’s portfolio whenever the Investment Adviser believes such changes are desirable. Due to the nature of the securities in which it invests, the Fund may have relatively high portfolio turnover compared to other funds

Real Estate-Related Securities

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. The Fund may only invest in shares of REITS limited to mortgage-backed securities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. Only exchange-traded shares will be considered for an investment in the Fund.

Treasury Futures Contracts

Treasury futures contracts, which are exchange-traded, are typically used to obtain interest rate exposure in order to manage duration. A Treasury futures contract is a bilateral agreement where one party agrees to accept and the other party agrees to make delivery of a U.S. Treasury security, as called for in the agreement at a specified date and at an agreed upon price. Generally, Treasury futures contracts are closed out or rolled over prior to their expiration date.

U.S. Municipal Obligations

Municipal Obligations share the attributes of debt/fixed income securities in general, but are generally issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities. Among the Municipal Obligations that the Fund may purchase are general obligation bonds and limited obligation bonds (or revenue bonds), including industrial development bonds. General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from such issuer’s general revenues and not from any particular source. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Tax-exempt private activity bonds and industrial development bonds generally are also revenue bonds and thus are not payable from the issuer’s general revenues. The credit and quality of private activity bonds and industrial development bonds are usually related to the credit of the corporate user of the facilities. Payment of interest on and repayment of principal of such bonds is the responsibility of the corporate user (and/or any guarantor).

Municipal Obligations are subject to credit and market risk. Generally, prices of higher-quality issues tend to fluctuate less with changes in market interest rates than prices of lower-quality issues and prices of longer-maturity issues tend to fluctuate more than prices of shorter-maturity issues.

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U.S. Government Securities

The Fund may invest in U.S. Government securities. U.S. Government securities include those issued directly by the U.S. Treasury, including Treasury Inflation-Protected Securities (also known as “TIPS”), and those issued or guaranteed by various U.S. Government agencies and instrumentalities. Some government securities are backed by the “full faith and credit” of the United States. Other government securities are backed only by the rights of the issuer to borrow from the U.S. Treasury. Others are supported by the discretionary authority of the U.S. Government to purchase the obligations. Certain other government securities are supported only by the credit of the issuer. For securities not backed by the full faith and credit of the United States, the Fund must look principally to the agency or instrumentality issuing or guaranteeing the securities for repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitment. Such securities may involve increased risk of loss of principal and interest compared to government debt securities that are backed by the full faith and credit of the United States.

Because of the rising U.S. Government debt burden, it is possible that the U.S. Government may not be able to meet its financial obligations or that securities issued or backed by the U.S. Government may experience credit downgrades. Such a credit event may adversely affect the financial markets.

Fund Policies

Disclosure of Portfolio Holdings

The Board has adopted policies with respect to the disclosure of the Fund’s portfolio holdings by the Fund, the Investment Adviser, or their affiliates. These policies and procedures are designed to ensure that disclosures of a Fund’s portfolio holdings are made consistently with the antifraud provisions of the federal securities laws and the fiduciary duties of the Fund and the Investment Adviser. The policies provide that the Fund’s portfolio holdings information generally may not be disclosed to any party prior to the information becoming public. Certain limited exceptions are described below. These policies apply to disclosures to all categories of persons, including individual investors, institutional investors, intermediaries who sell shares of the Fund, third parties providing services to the Fund (accounting agent, print vendors, etc.), rating and ranking organizations and affiliated persons of the Fund.

The Fund will disclose its portfolio holdings by mailing its annual and semi-annual reports to shareholders approximately two months after the end of the fiscal year and semi-annual period. The Fund may also disclose its portfolio holdings by mailing a quarterly report to its shareholders. In addition, the Fund will disclose its portfolio holdings reports on Forms N-CSR and N-PORT two months after the end of each quarter/semi-annual period.

The Funds may choose to make available to rating agencies such as Lipper, Morningstar, or Bloomberg earlier and more frequently on a confidential basis.

The Fund’s Chief Compliance Officer is responsible for monitoring the Fund’s compliance with these policies and for providing regular reports (at least annually) to the Board regarding the adequacy and effectiveness of the policy and recommend changes, if necessary.

Non-Public Disclosures

Adviser may authorize the disclosure of non-public portfolio holdings information under certain limited circumstances. The Fund’s policies provide that non-public disclosures of the Fund’s portfolio holdings may only be made if: (i) the Fund has a “legitimate business purpose” (as determined by the President of the Fund) for making such disclosure; and (ii) the party receiving the non-public information enters into a confidentiality agreement, which includes a duty not to trade on the non-public information and describes any compensation to be paid to the Fund or any “affiliated person” of the Investment Adviser, including any arrangement to maintain assets in the Fund or in other investment companies or accounts managed by the Investment Adviser or by any “affiliated person” of the Investment Adviser.

The Investment Adviser will consider any actual or potential conflicts of interest between the Investment Adviser and the Fund’s shareholders and will act in the best interest of the Fund’s shareholders with respect to any such disclosure of portfolio holdings information. If a potential conflict can be resolved in a manner that does not present detrimental

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effects to the Fund’s shareholders, the Investment Adviser may authorize the release of portfolio holdings information. Conversely, if the potential conflict cannot be resolved in a manner that does not present detrimental effects to the Fund’s shareholders, the Investment Adviser will not authorize such release.

Ongoing Non-public Disclosure Arrangements

As authorized by the Board and/or the Fund’s executive officers, the Fund may periodically disclose non-public portfolio holdings on a confidential basis to various service providers that require such information in order to assist the Fund in its day-to-day operations, as well as public information to certain ratings organizations. In none of these arrangements does the Fund or any “affiliated person” of the Investment Adviser receive any compensation, including any arrangement to maintain assets in the Fund or in other investment companies or accounts managed by the Investment Adviser or by any “affiliated person” of the Investment Adviser. Set forth below are the authorized ongoing arrangements as of the date of this SAI:

•	Full holdings on a daily basis to Atlas Asset Management, LLC, as Adviser of the Fund, at the end of each day.
•	Full holdings on a daily basis to Ultimus Fund Solutions, as Transfer Agent and Administrator of the Fund, at the end of each day;
•	Full holdings on a daily basis to MUFG Union Bank, NA, as custodian for the Fund;
•	Full holdings to Oriental Financial Services Corp., as Distributor of the Fund, on a monthly basis;
•	Full holdings to BDO Puerto Rico, P.S.C., the Fund's independent registered public accounting firm as soon as practicable following the Fund's fiscal year-end or on an as-needed basis; and
•	Full holdings to DLA Piper (Puerto Rico) LLC and DLA Piper LLP (US), as Counsel to the Fund, periodically, as necessary, for the performance of services.

These service providers are required to keep all non-public information confidential and are prohibited from trading based on the information or otherwise using the information, except as necessary in providing services to the Fund.

The Fund’s Chief Compliance Officer shall review the arrangements with each recipient on an annual basis. The Board shall, on a quarterly basis be advised of any revisions to the list of recipients of portfolio holdings and the reason for such disclosure. These policies and procedures will be reviewed for adequacy and effectiveness in connection with the Funds’ compliance program under Rule 38a-1 under the 1940 Act.

A listing of the parties who will receive portfolio holdings pursuant to these procedures is maintained by the Fund’s Compliance department. There can be no assurance that the policies and procedures on portfolio holdings information will protect the Fund from the potential misuse of such information by individuals or entities that come into possession of the information.

Management of the Fund

Overall responsibility for management of the Fund is vested with the members of the Board of Directors, who are elected by the shareholders of the Fund, unless appointed to fill a vacancy in accordance with the By-laws of the Fund and the 1940 Act. The Fund is managed by the Board in accordance with the laws of the Commonwealth of Puerto Rico. There are currently five (5) Directors, three (3) of whom are not “interested persons” (as defined in the 1940 Act) of the Fund (the “Independent Directors”).

The three (3) Independent Directors are Mr. Jorge Padilla, Mr. Mario Iturrino, and Mr. Eduardo Inclán. The two (2) Interested Directors are Mr. Paul Hopgood, and Mr. Jaime Pandal.

The Board of Directors has two standing committees: an Audit Committee and a Dividend Committee. The role of the Audit Committee is to oversee the Fund’s accounting and financial reporting policies and practices and to

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recommend to the Board of Directors any action to ensure that the Fund’s accounting and financial reporting are consistent with accepted accounting standards applicable to the mutual fund industry. The Audit Committee has three (3) members, all of whom are Independent Directors (Messrs. Jorge Padilla, Mario Iturrino and Eduardo Inclán).

The role of the Dividend Committee is to determine the amount, form, and record date of any dividends to be declared and paid by the Fund. The Dividend Committee has four (4) members, three (3) of whom are Independent Directors (Messrs. Jorge Padilla, Mario Iturrino and Eduardo Inclán) and one who is an Interested Director (Mr. Paul Hopgood).

The following table lists each Director, his or her year of birth, position with the Fund, principal occupations during the past five years, and other directorships. Each Director oversees the Fund. There is no defined term of office, and each Director serves until the earlier of his resignation, retirement, removal, death, or the election of a qualified successor, or until December 31 of the year he or she reaches the age of 80. Each Director’s address is c/o Atlas U.S. Tactical Income Fund, Inc., Buchanan Office Center, Road 165 No. 40, Suite 201, Guaynabo, PR 00968.

Independent Directors

Name (Year of Birth)	Position(s) Held with the Fund	Term of Office and Length of Time Served[*]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex[†]	Other Directorships
Jorge Padilla (1956)	Director	N/A	Director, Converge RE; Executive Director & Trustee, GDB Debt Recovery Authority; Treasurer Fundación CAP; Former Senior Vice President and Chief Financial Officer of Universal Insurance Group, Inc.; Former President Universal Finance, Inc.; Certified Public Accountant since 1980.	1	None
Mario Iturrino (1959)	Director	N/A	President IT Consulting; Financial Advisor for several Financial Institutions; Professor at the University of Puerto Rico.	1	None
Eduardo Inclán (1975)	Director	N/A	Founder Bluhaus Capital; Founder Bluhaus Small Business Fund; Director East Island Excursions, Inc.; Former Senior Vice President Investment Banking Director Santander Securities.	1	None

[‡] Each Director serves until his successor is elected and qualified, or until his death or resignation, or removal as provided in the Fund’s By-Laws or charter or by statute, or until December 31 of the year in which he turns 80. Each officer is elected by and serves at the pleasure of the Board of Directors.

[§] The Fund Complex consists of the Fund.

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Interested Directors and Officers

Name, Age	Position(s) Held with the Fund	Term of Office and Length of Time Served[‡]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex[§] Overseen by Director	Other Directorships
Mr. Paul Hopgood[**] (1976)	President and Director	Since Fund inception.	President, Atlas Asset Management LLC; Former Chief Investment Officer of Santander Asset Management, LLC.	1	None
Mr. Jaime Pandal[††] (1983)	Vice President, Director, Secretary and Treasurer	Since Fund inception.	Vice President of Atlas Asset Management LLC; Former Senior Portfolio Analyst of Santander Asset Management, LLC.	1	None
William H. Woolverton (1951) c/o Cipperman Compliance Services, LLC 480 E Swedesford Road Ste. 220, Wayne, PA 19087	Chief Compliance Officer	Since May 2021

Senior Compliance
Adviser, Cipperman
Compliance Services,
LLC (compliance
advisers) (since 2020);
Operating Partner,
Altamont Capital
Partners (private equity
firm) (since 2021);
Managing Director of
Waystone Governance Ltd.
(fund governance)
(2016-2019).

				N/A	Thomas White Funds (Since 2015)

[‡] Each Director serves until his successor is elected and qualified, or until his death or resignation, or removal as provided in the Fund’s By-Laws or charter or by statute, or until December 31 of the year in which he turns 80. Each officer is elected by and serves at the pleasure of the Board of Directors.

[§] The Fund Complex consists of the Fund.

[**] An “interested person” as defined by the 1940 Act. Mr. Hopgood is deemed to be an “interested” director because he is the owner of 100% of the membership interests of the Investment Adviser and also serves as its President.

[††] An “interested person” as defined by the 1940 Act. Mr. Pandal is deemed to be an “interested” director because he serves as the Investment Adviser’s Vice President.

The Board believes that each of the Director’s experience, qualifications, attributes, and skills on an individual basis and in combination with those of the other Directors lead to the conclusion that each Director should serve in such capacity. Among the attributes common to all Directors is the ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the other Directors, the Investment Adviser, other service providers, counsel and the independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Directors. A Director’s ability to perform his or her duties effectively may have been attained through the Director’s business, consulting and/or public service; experience as a board member of the Fund, other investment funds, or non-profit entities or other organizations; education or professional

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training; and/or other life experiences. Specific details regarding each Director’s principal occupations during the past five years are included in the tables above.

Leadership Structure and Board of Directors

Overall responsibility for oversight of the Fund rests with the Board. The Fund has engaged the Investment Adviser to manage the Fund on a day-to-day basis. The Board is responsible for overseeing the Investment Adviser and other service providers in the operation of the Fund in accordance with the provisions of the 1940 Act, applicable provisions of state and other laws and the Fund’s By-laws. The Board is currently composed of five members, three of whom are Independent Directors. The Board meets in-person at regularly scheduled meetings four times each year. In addition, the Board may hold special in-person or telephonic meetings or informal conference calls to discuss specific matters that may arise or require action between regular meetings. As described below, the Board has established an Audit Committee and a Dividend Committee and may establish ad hoc committees or working groups from time to time to assist the Board in fulfilling its oversight responsibilities.

The Board has appointed Paul Hopgood, an interested director, to serve in the role of Chairman. The Chairman’s role is to preside at all meetings of the Board and to act as liaison with the Investment Adviser, other service providers, counsel, and other Directors generally between meetings. The Chairman serves as a key point person for dealings between management and the Directors. The Chairman may also perform such other functions as may be delegated by the Board from time to time. Jorge Padilla serves as the lead independent Director of the Fund. The Board has determined that the Board’s leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over matters under its purview and it allocates areas of responsibility among committees of Directors and the full Board in a manner that enhances effective oversight.

The Fund is subject to a number of risks, including investment, compliance, operational and valuation risks, among others. Risk oversight forms part of the Board’s general oversight of the Fund and is addressed as part of various Board and committee activities. Day-to-day risk management functions are subsumed within the responsibilities of the Investment Adviser and other service providers (depending on the nature of the risk), which carry out the Fund’s investment management and business affairs. The Investment Adviser and other service providers employ a variety of processes, procedures and controls to identify various events or circumstances that give rise to risks, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Each of the Investment Adviser and other service providers have their own independent interests in risk management, and their policies and methods of risk management will depend on their functions and business models. The Board recognizes that it is not possible to identify all of the risks that may affect the Fund or to develop processes and controls to eliminate or mitigate their occurrence or effects. The Board requires senior officers of the Fund and the Investment Adviser to report to the full Board on a variety of matters at regular and special meetings of the Board, including matters relating to risk management. The Board, the Audit Committee and the Dividend Committee also receive regular reports from the Fund’s independent registered public accounting firm on internal control and financial reporting matters. The Board also receives reports from certain of the Fund’s other primary service providers on a periodic or regular basis. The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight.

The Board has an Audit Committee, whose function is to oversee the Fund’s accounting and financial reporting policies and practices and to recommend to the Board of Directors any action to ensure that the Fund’s accounting and financial reporting are consistent with accepted accounting standards applicable to the mutual fund industry. The members of the Audit Committee are Messrs. Jorge Padilla, Mario Iturrino and Eduardo Inclán. During fiscal year ended September 30, 2020, the Audit Committee met 2 times.

The Board has a standing Dividend Committee, whose function is to determine the amount, form, and record date of any dividends to be declared and paid by the Fund. The Dividend Committee has four members, three of whom are Independent Directors (Messrs. Jorge Padilla, Mario Iturrino and Eduardo Inclán) and one who is an Interested Director (Mr. Paul Hopgood). During fiscal year ended September 30, 2020, the Dividend Committee met 12 times.

The following tables show the dollar ranges of securities beneficially owned by the Directors in the Fund as of December 31, 2020. No Independent Directors or his or her immediate family member owns beneficially or of record an interest in the Investment Adviser or in any person directly or indirectly controlling, controlled by, or under

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common control with the Investment Adviser. As of December 31, 2020, the Directors and Officers as a group held 1.91% of the outstanding Class A shares and less than 1% of the outstanding Class C shares of the Fund.

	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Fund Complex[‡‡]
Independent Directors
Jorge Padilla	over $100,000	over $100,000
Mario Iturrino	$0	$0
Eduardo Inclán	$0	$0
Interested Directors
Paul Hopgood	over $100,000	over $100,000
Jaime Pandal	$10,001-$50,000	$10,001-$50,000

[‡‡] The Fund Complex consists of the Fund.

Compensation of Independent Directors

Each Independent Director receives a stipend from the Fund of up to $1,000.00 plus expenses for attendance at each meeting of the Board of Directors, and $500 plus expenses for attendance at each meeting of the Audit Committee of the Board, and $175 plus expenses for attendance at each meeting of the Dividend Committee of the Board. The Independent Directors do not receive retirement or other benefits as part of their compensation. The following table sets forth the compensation earned by the Independent Directors for the Fund’s fiscal year ended September 30, 2020, assuming four meetings of the Board, two meetings of the Audit Committee, and twelve meetings of the Dividend Committee.

Independent Director	Compensation from Fund
Jorge Padilla	$7,100
Mario Iturrino	$7,100
Eduardo Inclán	$7,100

Director and Officer Ownership of Fund Shares and Material Transactions

Certain directors and officers of the Fund are expected to purchase shares of the Fund. None of the directors and officers of the Fund have entered into any material transactions with the Fund; provided, however, that certain of the directors and officers of the Fund are employees of entities which may have entered into material agreements with the Fund, as described herein.

Code of Ethics

The Board of Directors of the Fund has adopted a Code of Ethics. The Code of Ethics requires directors and officers of the Fund who are officers or employees of Atlas Asset Management, LLC and Oriental Financial Services Corp., if any, to comply with various requirements in connection with securities transactions by such officers or employees, including obtaining pre-authorization for certain transactions. It also imposes on these directors and officers certain confidentiality obligations, limitations on outside business activities, and certain other obligations. The Code of Ethics requires Independent Directors to report to the Fund’s compliance officer purchases or sales of securities by such directors, if such directors know (or should have known) that during the prior 15-day period the Fund purchased or sold such securities, or the Investment Adviser considered purchasing or selling such security. In addition, as required

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by law, the Board of Directors of the Fund, including a majority of the Independent Directors, has approved the Code of Ethics of the Distributor and the Investment Adviser.

Control Persons and Principal Holders of Securities

A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of the Funds. A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of a fund or acknowledges the existence of such control. A shareholder owning of record or beneficially more than 25% of the Fund's outstanding shares may be considered a controlling person. That shareholder's vote could have more significant effect on matters presented at a shareholder's meeting than votes of other shareholders.

As of May 19, 2021, the following shareholders of record owned 5% or more of the outstanding shares of the Fund:

Name & Address	Percentage of Portfolio Share Class
Class A Shares
Asociación de Empleadso Del Ele Agent PO Box 364508 San Juan, PR 00936-4508	8.93%
Class C Shares
Pershing LLC PO Box 2052 Jersey City, NJ 07303	5.02%

Investment Advisory and Other Services

The following sections describe the Fund’s material agreements for investment advisory, custodial and transfer agency services.

Investment Adviser

Atlas Asset Management LLC (“AAM”) is an investment advisory firm organized as a limited liability company under the laws of the Commonwealth of Puerto Rico. AAM is registered as an investment adviser with the SEC and the Office of the Commissioner of Financial Institutions of Puerto Rico (the “Commissioner”). Its principal offices are located at Buchanan Office Center, Suite 201, Road 165 No. 40, Guaynabo, Puerto Rico 00968, and its main telephone number is (787) 781-1301. AAM provides the Fund with investment advisory and management services, subject to the control and oversight of the Board of Directors and the officers of the Fund. As the investment adviser, AAM is responsible for choosing the Fund’s investments and handling its business affairs. AAM offers money management and investment services to institutional clients in Puerto Rico. As of September 30th, 2020, the Investment Adviser had approximately $56,421,624 in assets under management.

AAM is controlled by Mr. Paul Hopgood, who owns 80% of its membership interests.

On May 21, 2021, the Board, including a majority of the Independent Directors, approved the investment advisory agreement between the Fund, on behalf of the Fund, and the Investment Adviser (the “Advisory Agreement”). As compensation for advisory services to the Fund, the Investment Adviser is entitled to a monthly fee at an annual rate of 0.65% of the total assets under management of the Fund, which refers to the average daily net assets of the Fund plus the proceeds from borrowings from banks or through repurchase agreements for leverage (but not including borrowings for temporary, emergency or defensive purposes). This fee will be reduced depending on the total assets of the Fund, as shown in the table below. “Average daily net assets” means the average daily value of the total assets of the Fund, including the aggregate outstanding amount of any debt securities of the Fund, minus the sum of accrued liabilities of the Fund minus any accrued and unpaid interest on outstanding borrowings. For purposes of this calculation, average daily net assets are determined at the end of each month on the basis of the average net assets of the Fund for each Business Day during the month. The fee is paid monthly. AAM may waive its fees or pay the

25

Fund’s expenses in order to maintain total annual fund operating expenses at the levels set forth in “Fees and Expenses of the Fund.” Any reduction in AAM’s management fees or payment by AAM of the Fund’s expenses is subject to reimbursement by the Fund within the following three fiscal years if overall expenses fall below these percentage limitations. The Investment Adviser reserves the right to discontinue any voluntary waiver of its fees or payment of Fund expenses in the future.

Securities held by the Fund also may be held by or be appropriate investments for other advisory clients for which the Investment Adviser acts as an adviser. Because of different objectives or other factors, a particular security may be bought for one or more clients when one or more clients are selling the same security. If purchases or sales of securities by the Investment Adviser for the Fund or for advisory clients arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the Fund and the respective clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Investment Adviser during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

Unless earlier terminated as described below, the investment advisory agreement will continue in effect for a period of two years from the date of execution and will remain in effect from year to year thereafter, if approved annually by a majority of the Independent Directors. The investment advisory agreement is not assignable and may be terminated without penalty (i) on 60 days’ written notice at the option of either party thereto or by the vote of a majority of the outstanding Shares of the Fund or (ii) at any time by a unanimous vote of the Independent Directors. The Advisory Agreement terminates automatically in the event of any assignment, as defined in the 1940 Act. The Fund is paid at an advisory fee at the below rates:

Average Daily Total Assets of the Fund	Contractual Investment Advisory Fee (% annual rate)(1)
First $100 Million	0.65
Next $200 Million	0.60
Over $300 Million	0.55

(1)    AAM has agreed to waive its investment advisory (management) fee and/or pay Fund expenses (subject to reimbursement by the Fund within three years of the fee waiver or expense payment) to the extent that the Fund’s total annual fund operating expenses (excluding distribution fees, administrative services fees payable pursuant to the Administration Agreement, dividends, taxes, and extraordinary expenses) exceed a certain level until at least January 31, 2023. Application of the fee waiver and expense payment and its effect on annual fund operating expenses is reflected, when applicable, in the “Fees and Expenses of the Fund” table in the Fund Summary of the Prospectus, and additional information is included under “Expense Limitation” below. The waiver is not reflected in the contractual fee rate shown.

Expense Limitation

AAM has contractually agreed to waive the advisory fee payable by the Fund and/or pay expenses (subject to reimbursement by the Fund) in an amount equal to the amount, if any, that the Fund’s normal operating expenses in any fiscal year, including the investment advisory fee, but excluding the distribution and shareholder servicing fees (as applicable to Class A Shares and Class C Shares), dividends, taxes, and extraordinary expenses, exceed the annual rate of 1.15% of total assets for Class A Shares and 1.90% for Class C Shares. For information about how the expense limitation affects the total expenses of the Fund, see the “Fees and Expenses of the Fund” table in the Fund Summary of the Prospectus. AAM has agreed to continue the waiver of its fee and/or payment of expenses until at least January 31, 2023.

The Investment Adviser also will be responsible for the performance of certain administrative and management services for the Fund, including paying all compensation of and furnishing office space for officers and employees of the Fund connected with investment and economic research, trading and investment management of the Fund, as well as the compensation of all Directors of the Fund who are affiliated persons of the Investment Adviser. The Fund pays all other expenses incurred in the operation of the Fund, including, among other things, expenses for legal and auditing services, taxes, costs of printing proxies, listing fees, if any, stock certificates and shareholders reports, charges of the Administrator, the Custodian and the Transfer Agent, charges of any paying agent, expenses of registering the Shares under Puerto Rico securities laws, fees of the Commissioner, fees and expenses of the Independent Directors,

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accounting and pricing costs, insurance, interest, brokerage costs, litigation and other extraordinary or non-recurring expenses, mailing and other expenses properly payable by the Fund.

The Investment Adviser and its directors, officers and employees will not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the management of the Fund, except for willful misfeasance, bad faith, gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under the Investment Advisory Agreement.

The table below provides information about the advisory fees earned by the Adviser for the fiscal periods ended September 30, 2018, September 30, 2019 and September 30, 2020:

Fiscal Year Ended September 30	Management Fee	Fees Earned by the Adviser	Advisory Fees Recouped	Net Fees Earned by the Adviser	Expense Reimbursed	Amount Subject to Recoupment
2018	0.65%	$380,504	$41,538	$422,042	$0	$0
2019	0.65%	$498,122	$0	$498,122	$0	$0
2020	0.65%	$570,607	$0	$570,607	$0	$0

Portfolio Managers

This section includes information about Paul Hopgood, Jaime Pandal and Mario Rodriguez, the Fund’s portfolio managers, including information concerning other accounts they manage, the dollar range of Fund shares they own and how they are compensated.

Portfolio Manager	Number of Other	Accounts (Total Assets)[§§] as of September 30, 2020	Number of Other Accounts (Total Assets)[***] Subject to a Performance Fee as of September 30, 2020
Paul Hopgood
Registered Investment Companies	1	$52,563,372	None
Other Pooled Investment Vehicles	0	$0	None
Other Accounts	1	$3,858,252	None
Jaime Pandal
Registered Investment Companies	1	$52,563,372	None
Other Pooled Investment Vehicles	0	$0	None
Other Accounts	1	$3,858,252	None
Mario Rodriguez
Registered Investment Companies	1	$52,563,372	None
Other Pooled Investment Vehicles	0	$0	None
Other Accounts	1	$3,858,252	None

[§§] Rounded to the nearest million.

[***] Rounded to the nearest million.

In managing other investment companies, other pooled investment vehicles and other accounts, the Investment Adviser may employ strategies similar to those employed by the Fund. As a result, these other accounts may invest in the same securities as the Fund. The SAI section entitled “Portfolio Transactions” discusses the various factors that the Investment Adviser considers in allocating investment opportunities among the Fund and other similarly managed accounts.

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Fund Ownership

The following table shows the dollar ranges of securities beneficially owned by the portfolio managers in the Fund as of December 31, 2020.

Dollar Range of Equity Securities in the Fund
Paul Hopgood	$100,001 - $500,000
Jaime Pandal	$10,001 - $50,000
Mario Rodriguez	None

Compensation

Each portfolio manager receives base and discretionary compensation that is not directly linked to account performance.

Administration and Transfer Agent

Ultimus Fund Solutions, LLC serves as Administrator of the Fund. The Administrator’s principal business address is 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246.

Pursuant to an Administration Agreement with the Fund, the Administrator, subject to the overall supervision of the Board of Directors, provides facilities and personnel to the Fund in the performance of certain services including the determination of the Fund’s net asset value and net income.

Ultimus Fund Solutions, LLC is also the Fund’s Transfer Agent. The Transfer Agent will be responsible for maintaining a register of the Shares for holders of record and opening and maintaining Shareholder accounts.

For the services rendered to the Fund by the Administrator, the Fund pays the Administrator the greater of an annual minimum fee or an asset-based fee, which scales downward based upon net assets for fund administration, fund accounting and transfer agency services. For the fiscal year ended September 30, 2018, the Fund paid $14,801 for fund accounting services, $31,893 for fund administrative services and $32,764 for transfer agency services. For the fiscal year ended September 30, 2019, the Fund paid $15,001 for fund accounting services, $30,999 for fund administrative services and $32,051 for transfer agency services. For the fiscal year ended September 30, 2020, the Fund paid $29,001 for fund administrative services, $15,043 for fund accounting services and $31,301 for transfer agency services.

Effective February 1, 2019, NorthStar Financial Services Group, LLC, the parent company of Gemini Fund Services, LLC (the Fund’s former administrator) and its affiliates (collectively, the “Gemini Companies”), sold its interest in the Gemini Companies to a third party private equity firm that contemporaneously acquired Ultimus Fund Solutions, LLC (an independent mutual fund administration firm) and its affiliates (collectively, the “Ultimus Companies”). As a result of these separate transactions, the Gemini Companies and the Ultimus Companies are now indirectly owned through a common parent entity, The Ultimus Group, LLC.

Custodian

MUFG Union Bank, N.A., with principal offices at 350 California Street, Suite 2018, San Francisco, CA 94104, (the “Custodian”) serves as custodian for the assets of the Fund under an agreement with the Fund, on behalf of the Fund, and the Investment Adviser, dated October 31, 2019 (the “Custodian Agreement”). Under the Custody Agreement, the Custodian holds the Fund’s securities and keeps all necessary accounts and records. Under this Agreement, the Custodian (1) maintains a separate account or accounts in the name of the Fund; (2) makes receipts and disbursements of money on behalf of the Fund; (3) collects and receives all income and other payments and distributions on account of the Fund’s securities; and (4) responds to correspondence from security brokers and others relating to its duties. The Custodian may, with the approval of the Fund and at the Custodian’s own expense, open and maintain a sub-custody account or accounts on behalf of the Fund, provided that the Custodian shall remain liable for the performance of all of its duties under the Custodian Agreement.

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The Custodian announced on January 6, 2021 that it had entered into a definitive agreement to sell its securities custodial services business to U.S. Bank, N.A.

Distributor

The Fund is distributed by Oriental Financial Services Corp., a securities broker-dealer registered in Puerto Rico, which has agreed to use its best commercially practicable efforts to sell the Shares on behalf of the Fund, subject to the satisfaction of certain conditions. Oriental Financial Services Corp. is not purchasing or selling the Shares as principal or as underwriter, nor it is required to arrange for the purchase or sale of any specific number or dollar amount of the Shares.

The following table sets forth the total compensation received by the Distributor from the Fund during the last three fiscal years:

Fiscal Year Ended September 30	Net Underwriting Discounts and Commissions
2020	$27,605
2019	$9,533
2018	$6,464

Distribution and Service Plan

The Board has adopted a distribution and service plan (the “12b-1 Plan”) pursuant to Rule 12b-1 under the 1940 Act. Rule 12b-1 provides in substance that a mutual fund may not engage directly or indirectly in financing any activity that is primarily intended to result in the sale of shares of such mutual fund except pursuant to a plan adopted by the fund under Rule 12b-1. Under the 12b-1 Plan, the Fund is authorized to pay distribution fees in connection with the sale and distribution of its shares and pay service fees in connection with the provision of ongoing services to shareholders and the maintenance of shareholder accounts in an amount up to 0.25% of its average daily net assets with respect to Class A Shares and 1.00% with respect to Class C shares.

In approving the Plan in accordance with the requirements of Rule 12b-1 under the 1940 Act, the Board, including a majority of the Independent Directors who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan (the “Rule 12b-1 Directors”), considered various factors and determined that there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders.

The Plan will continue in effect from year to year if specifically approved annually (a) by the majority of the Fund’s outstanding voting shares or by the Board and (b) by the vote of a majority of the Rule 12b-1 Directors cast in person at a meeting called specifically for the purpose of voting on the Distribution Plan. While the Plan remains in effect, the Fund will furnish to the Board a written report of the amounts spent by the Fund under the Plan and the purposes for these expenditures. The Plan may not be amended to increase materially the amount to be spent for distribution or shareholder services without shareholder approval and all material amendments to the Plan must be approved by a majority of the Board and by the Rule 12b-1 Directors in a vote cast in person at a meeting called specifically for that purpose. While the Plan is in effect, the selection and nomination of the Independent Directors shall be made by those Independent Directors then in office, and a majority of the Board shall be comprised of Independent Directors.

During the fiscal year ended September 30, 2020, the Fund paid $64,364 and $51,923 for Class A shares and Class C shares, respectively, in distribution related fees pursuant to the Plan. For the fiscal year indicated below, the Fund incurred the following allocated distribution expenses:

Actual 12b-1 Expenditures Paid by the Fund

During the Fiscal Year Ended September 30, 2020

	Class A Shares	Class C Shares
Advertising/Marketing	$0	$0
Printing/Postage	$0	$0
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Payment to distributor	$0	$0
Payment to dealers	$0	$0
Compensation to sales personnel	$64,364	$51,923
Other	$0	$0
Total	$64,364	$51,923

Payments to Financial Intermediaries by the Investment Adviser or its Affiliates

In addition to and apart from payments made by the Fund under the Distribution Plan, the Investment Adviser and its affiliates also may make payments out of their own assets to selected broker-dealer firms or other financial intermediaries that sell Class A Shares of the Fund for distribution, marketing, promotional, or related services. Such payments may be based on gross sales, assets under management, or transactional charges, or on a combination of these factors. Payments based primarily on sales create an incentive to make new sales of shares, while payments based on assets create an incentive to retain previously sold shares. Payments based on transactional charges may include the payment or reimbursement of all or a portion of “ticket charges.” Ticket charges are fees charged to salespersons purchasing through a financial intermediary firm in connection with mutual fund purchases, redemptions, or exchanges. The payment or reimbursement of ticket charges creates an incentive for salespersons of an intermediary to sell shares of the Fund over shares of funds for which there is lesser or no payment or reimbursement of any applicable ticket charge. The Investment Adviser and its affiliates consider a number of factors in making payments to financial intermediaries. Criteria may include, but are not limited to, the distribution capabilities of the intermediary, the overall quality of the relationship, expected gross and/or net sales generated by the relationship, redemption and retention rates of assets held through the intermediary, the willingness to cooperate with the Investment Adviser’s marketing efforts, access to sales personnel, and the anticipated profitability of sales through the institutional relationship. These factors and their weightings may differ from one intermediary to another and may change from time to time.

As of December 31, 2020, the broker-dealer firms with which the Investment Adviser or its affiliates have agreements or are currently negotiating agreements to make payments out of their own assets related to the acquisition or retention of shareholders for Class A Shares of the Fund and its broker-dealer subsidiaries are as follows: Oriental Financial Services Corp., Herbert J. Sims & Co., Inc., Stonecrest Partners, Nationwide Planning Associates, Inc., Kovack Securities, Inc. and First Southern, LLC. These fees may be in addition to fees paid from the Fund’s assets to them or other financial intermediaries. Any additions, modifications, or deletions to the broker-dealer firms identified that have occurred since that date are not reflected.

In addition, for all share classes, the Investment Adviser, the Distributor, or their affiliates may pay, from their own assets, brokerage firms, banks, financial advisors, retirement plan service providers, and other financial intermediaries’ fees for providing other marketing or distribution-related services, as well as recordkeeping, sub accounting, transaction processing, and other shareholder or administrative services in connection with investments in the Fund. These fees are in addition to any fees that may be paid from the Fund’s assets to these financial intermediaries. The Investment Adviser or its affiliates may have numerous agreements to make payments to financial institutions which perform recordkeeping or other administrative services with respect to shareholder accounts. Contact your financial intermediary if you wish to determine whether it receives such payments.

The Investment Adviser or its affiliates may also share certain marketing expenses with intermediaries, or pay for, or sponsor informational meetings, seminars, client awareness events, support for marketing materials, sales reporting, or business building programs for such financial intermediaries to raise awareness of the Fund. The Investment Adviser or its affiliates may make payments to participate in intermediary marketing support programs which may provide the Investment Adviser or its affiliates with one or more of the following benefits: attendance at sales conferences, participation in meetings or training sessions, access to or information about intermediary personnel, use of an intermediary’s marketing and communication infrastructure, fund analysis tools, business planning and strategy sessions with intermediary personnel, information on industry- or platform-specific developments, trends and service providers, and other marketing-related services. Such payments may be in addition to, or in lieu of, the payments described above. These payments are intended to promote the sales of the Fund and to reimburse financial intermediaries, directly or indirectly, for the costs that they or their salespersons incur in connection with educational seminars, meetings, and training efforts about the Fund to enable the intermediaries and their salespersons to make suitable recommendations, provide useful services, and maintain the necessary infrastructure to make the Fund available to their customers.

30

The receipt of (or prospect of receiving) payments, reimbursements, and other forms of compensation described above may provide a financial intermediary and its salespersons with an incentive to favor sales of the Fund’s shares over sales of other mutual funds (or non-mutual fund investments) or to favor sales of one class of the Fund’s shares over sales of another, with respect to which the financial intermediary does not receive such payments or receives them in a lower amount. The receipt of these payments may cause certain financial intermediaries to elevate the prominence of the Fund within such financial intermediary’s organization by, for example, placement on a list of preferred or recommended funds and/or the provision of preferential or enhanced opportunities to promote the Fund in various ways within such financial intermediary’s organization.

From time to time, certain financial intermediaries approach the Investment Adviser to request that the Investment Adviser make contributions to certain charitable organizations. In these cases, the Investment Adviser’s contribution may result in the financial intermediary, or its salespersons, recommending the Fund over other mutual funds (or non-mutual fund investments).

The payment arrangements described above will not change the price an investor pays for Class A Shares nor the amount that the Fund receives to invest on behalf of the investor. You should consider whether such arrangements exist when evaluating any recommendations from an intermediary to purchase or sell Class A Shares and, if applicable, when considering which share class of the Fund is most appropriate for you.

Independent Registered Public Accounting Firm

BBD, LP serves as the Fund’s independent registered public accounting firm.

Compliance Services Provider

Cipperman Compliance Services, LLC, 480 E. Swedesford Rd., Suite 220, Wayne, PA 19087, provides compliance support services to the Fund. For its services and for the services of the Fund’s Chief Compliance Officer, the Fund pays Cipperman Compliance Services, LLC $2,700 per month.

Legal Counsel

DLA Piper LLP (US), 2000 Avenue of the Stars, Suite 400 North Tower, Los Angeles, CA 90067, serves as legal counsel to the Fund.

Code of Ethics

The Fund and the Investment Adviser have each adopted a Code of Ethics to which all investment personnel and all other access persons of the Fund and the Investment Adviser must conform. Investment personnel must refrain from certain trading practices and are required to report certain personal investment activities. Violations of the Codes of Ethics can result in penalties, suspension, or termination of employment.

Proxy Voting Policy

The Fund has adopted Proxy Voting Policy and Procedures to: (1) ensure that the Fund votes proxies in the best interests of shareholders of the Fund with a view toward maximizing the value of their investments; (2) address any conflicts that may arise between Fund shareholders on the one hand, and “affiliated persons” of the Fund or of the Investment Adviser (or its affiliates) on the other; (3) provide for oversight of proxy voting by the Board; and (4) provide for the disclosure of the Fund’s proxy voting records and this Policy.

The Fund has delegated the responsibility for voting proxies on behalf of the Fund with respect to all equity securities held by the Fund to the Investment Adviser, in accordance with this Policy, subject to oversight by the Board. The Board has reviewed the Investment Adviser’s Proxy Voting Policy and Procedures (the “Adviser’s Policy”) and has determined that it is reasonably designed to ensure that the Investment Adviser will vote all proxies in the best interests of the Fund’s shareholders, untainted by conflicts of interests. The Fund’s Policy and the Investment Adviser’s Policy are attached to this SAI at Appendix C. Both Policies are subject to Board review annually.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available: (1) without charge, upon request, by calling 1 (855) 969-8440; (2) at the Fund’s website (www.atlasam.com); and (3) at the SEC’s website (www.sec.gov).

31

Portfolio Transactions

The Fund purchases portfolio securities from dealers and underwriters as well as from issuers. Securities are usually traded on a net basis with dealers acting as principal for their own accounts without a stated commission. Prices paid to dealers in principal transactions generally include a “spread,” which is the difference between the prices at which the dealer is willing to purchase and sell a specific security at the time. When securities are purchased in underwritten offerings, they generally include a fixed amount of compensation to the underwriter.

For purchases or sales with broker-dealer firms that act as principal, the Investment Adviser seeks best execution. Although the Investment Adviser may receive certain research or execution services in connection with these transactions, it will not purchase securities at a higher price or sell securities at a lower price than would otherwise be paid if no weight was attributed to the services provided by the executing dealer. The Investment Adviser may engage in agency transactions and riskless principal transactions in over-the-counter securities in return for research and execution services. These transactions are entered into only pursuant to procedures designed to ensure that the transaction (including any applicable commissions) is a least as favorable as it would have been if effected directly with a market-maker that did not provide research or execution services.

Research services and information received from brokers or dealers are supplemental to the Investment Adviser’s own research efforts and, when utilized, are subject to internal analysis before being incorporated into its investment processes. Information and research services furnished by brokers or dealers through which or with which the Fund effects securities transactions may be used by the Investment Adviser in advising other funds or accounts and, conversely, research services furnished to the Investment Adviser by brokers and dealers in connection with other funds or accounts that it advises may be used in advising the Fund.

Investment decisions for the Fund and for other investment accounts managed by the Investment Adviser, are made independently of each other in light of differing considerations for the various accounts. However, the same investment decision may occasionally be made for the Fund and one or more accounts. In those cases, simultaneous transactions are inevitable. Purchases or sales are then averaged as to price and allocated between the Fund and the other account(s) as to amount in a manner deemed equitable to the Fund and the other account(s). While in some cases this practice could have a detrimental effect upon the price or value of the security as far as a Fund is concerned, or upon its ability to complete its entire order, in other cases it is believed that simultaneous transactions and the ability to participate in volume transactions will benefit the Fund.

Portfolio Turnover

The Fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. The calculation excludes from both the numerator and the denominator securities with maturities at the time of acquisition of one year or less. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund. During the fiscal year ended September 30, 2018, the Fund’s portfolio turnover rate was 99%. During the fiscal year ended September 30, 2019, the Fund’s portfolio turnover rate was 61%. During the fiscal year ended September 30, 2020, the Fund’s portfolio turnover rate was 45%. A 100% turnover rate would occur if all of the Portfolio’s portfolio securities were replaced once within a one-year period.

32

ATLAS U.S. TACTICAL INCOME FUND, INC.

ANNUAL REPORT

FINANCIAL STATEMENTS AND INDEPENDENT AUDITOR’S REPORT SEPTEMBER 30, 2020

33

BDO in Puerto Rico 1302 Ponce De Leon Ave. 1ST Floor San Juan, Puerto Rico 00907 Tel: 787-754-3999 Fax: 787-754-3105 www.bdopr.com

INDEPENDENT AUDITORS’ REPORT

To the Board of Directors and Stockholders of Atlas U.S. Tactical Income Fund, Inc.:

Report on the Financial Statements

We have audited the accompanying financial statement of assets and liabilities of Atlas U.S. Tactical Income Fund, Inc. (the “Fund”), including the schedule of investments, as of September 30, 2020, and the related statements of operations, changes in net assets, cash flows and the financial highlights for the year then ended, and the related notes to the financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation and maintenance of internal control relevant to the preparation and fair presentation of the financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditors’ judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditors consider internal controls relevant to the Fund’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purposes of expressing an opinion on the effectiveness of the Fund’s internal control. Accordingly, we express

34

no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

35

To the Board of Directors and Stockholders of Atlas U.S. Tactical Income Fund, Inc.

Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Fund as of September 30, 2020, and the results of its operations, changes in net assets, cash flows and the financial highlights for the year then ended in accordance with accounting principles generally accepted in the United States of America.

Certified Public Accountants (of Puerto Rico)

License No. 320 expires December 1, 2022

Stamp E422813 of the P.R. Society of

Certified Public Accountants has been

affixed to the file copy of this report

36

It is our pleasure to provide the Fund’s fifth audited annual report. It was a year of great challenges and opportunities, and throughout, our outmost concern was to preserve your capital and add value to your investment. We want to thank you for your trust and investment.

Market Review

During the fiscal year ending on September 30, 2020 the world was embroiled in one of the largest health crises in generations. As the virus spread during the spring, financial markets were exposed to unprecedented volatility that was ultimately offset by the largest coordinated fiscal and monetary policy measures in modern history. Notwithstanding the extraordinary performance of credit markets as we approach the fiscal year end, significant economic headwinds remain that if not addressed on a timely manner by policymakers, financial markets could be exposed to a resumption of volatility.

The Fund’s fiscal year began on a strong footing, as the resilient US economy continued to expand against a backdrop of lower interest rates given the modest growth in inflationary rates during the fiscal year 2020. However, by the spring, the world economy stalled with the proliferation of the discovery of a coronavirus strain. The virus, later dubbed COVID-19, prompted a worldwide lockdown that essentially barred non-essential services and significantly reduced essential services for an extended period.

As the virus spread throughout Europe and North America, financial markets began to rapidly deteriorate. The S&P 500 Index, a benchmark designed to measure performance of the broad domestic economy in the aggregate market value of 500 stocks representing all major industries, decreased by approximately 34% from its all-time high reached on February 19th through March 23rd. Monetary policymakers across the world rapidly implemented measures to contain the worsening liquidity conditions in the financial system by reducing short-term interest rates and rapidly expanding large scale asset purchases, or commonly known as quantitative easing. In the US, the Federal Reserve reduced the Fed Funds rate from 1.7% to 0% and increased the purchase of US Treasury and Agency Mortgage-Backed Securities at a $80 billion and $40 billion monthly pace, respectively. For context, the number of holdings owned by the Fed increased from $4.2 trillion on February 28th to $7.1 trillion by fiscal year end.

Soon after the monetary policy announcements, a robust series of fiscal policy measures were announced to address solvency concerns at small-medium sized companies and individuals. In the US, the size of the stimulus was approximately $2.6 trillion by fiscal year end, which does not include several proposals for an additional $1 to $2 trillion by the end of the calendar year.

The reaction of the financial markets to the various policy measures being implemented worldwide was impressive. Long term interest rates, represented by the 10-year US Treasury note, decreased by 98 basis points, from 1.67% to 0.69% by the end of the fiscal year. In the US credit markets, the High-Grade US Corporate sector remained range bound throughout the fiscal year. Fundamentally, fixed income credit markets exhibited a deteriorating credit profile, as companies continue to issue unprecedented levels of debt to fund share buy-backs and maintain a liquid profile to sustain any cash short-fall resulting from lower economic activity. Although spreads exhibited a large degree of volatility throughout the year, the Markit CDX North America Investment Grade Index (“CDX”), a market proxy for credit risk premium in the High-Grade US Corporate market, finished the fiscal year relatively unchanged. The index tightened by 1 basis point, from 59 to 58. A decrease in basis points in the latter reflects a lower risk premium, thus

37

higher relative prices for High Grade US Corporate debt. On the other hand, the S&P 500 Index increased by approximately 15% during the fiscal year.

The consequences of the health crisis continued to be felt by the end of the fiscal year, as a large component of the work force continued to work from home and stringent social proximity measures remain in place in large parts of the world. Notwithstanding, the (1) enormous amount of liquidity in the financial system, (2) expectations for additional fiscal policy measures, (3) low interest rates, and (4) encouraging signs of effective treatments and vaccines have buoyed credit markets worldwide that discount a resumption of normalcy by the end of 2021. Although we share the same degree of optimism, the reaction of policy makers to a reduction in economic activity during the winter will be extremely important to bridge the capital gap to the period of normalcy discounted by the market.

Performance

The Fund’s investment objective seeks to maximize total return, consistent with the preservation of capital. The Fund will invest primarily in fixed income instruments and may invest up to 20% of its total assets in large capitalization stocks. Since inception, the Atlas U.S. Tactical Income Fund’s Class A and C returned 2.90% and 2.01%, respectively on an annualized basis. For the 12-month period ending September 30, 2020, Class A and C returned 2.46% and 1.64%, respectively.

The sources of return were primarily the performance in credit markets, specifically High-Grade US Corporate debt, and Large-Cap equities. The cash flow generated from the equity and corporate debt sectors helped offset the reduction in interest rates, given the low duration exposure in the fixed income asset class.

The allocation to credit in the Fund fluctuated throughout the year, where we remain focused on investing in highly liquid companies with healthy cash flows and at reasonable valuations. During the year, we increased the exposure to corporate debt and large capitalization stocks at the expense of investment US Agency Mortgage-Backed securities given the low valuations observed after the beginning of the pandemic. Among others, we increased debt holdings in McDonalds, AT&T, Merck, Amgen, Coca Cola, JP Morgan, Wells Fargo, and Bank of America. On the other hand, we increased exposure to a variety of single name company stocks with emphasis on the tech industry.

During the next 12 months there are several events that may generate a high degree of volatility. Specifically, the polarizing nature of politics in the US will serve a backdrop to the fiscal and trade policy agenda of the current administration heading into the 2020 election cycle. The referenced events, but specifically the health risks around the pandemic, may provide opportunities to continue to add value to the Fund’s shareholders.

Thank you for your investment in the Atlas U.S. Tactical Income Fund

38

Atlas U.S. Tactical Income Fund

Schedule of Investments

September 30, 2020

Shares		Value
	COMMON STOCK - 23.4%
	ASSET MANAGEMENT - 0.6%
430	BlackRock, Inc.	$242,327
7625	Invesco Ltd.	87,001
		329,328
7,395	BANKING - 1.0 % Bank of America Corp.	178,146
1,793	JPMorgan Chase & Co.	172,612
7,016	Wells Fargo & Co.	164,946
		515,704
3,997	BEVERAGES - 1.1 % Coca-Cola Co.	197,332
715	Molson Coors Beverage Co.	23,996
2,754	PepsiCo, Inc.	381,704
		603,032
790	BIOTECH & PHARMA - 0.8 % Amgen, Inc.	200,786
1,338	Johnson & Johnson	199,202
		399,988
1,255	DIVERSIFIED INDUSTRIALS - 0.4% 3M Co.	201,026
1,380	E-COMMERCE DISCRETIONARY - 1.4 % Alibaba Group Holding Ltd. - ADR	405,692
98	Amazon.com, Inc.	308,576
		714,268
1,925	ENTERTAINMENT CONTENT - 0.4 % Walt Disney Co.	238,854
	INSTITUTIONAL FINANCIAL SERVICES - 0.2%
2,076	State Street Corp.	123,169
4,997	INSURANCE - 0.3 % American International Group, Inc.	137,567
306	INTERNET MEDIA & SERVICES - 2.0 % Alphabet, Inc.	449,698
765	Facebook, Inc.	200,353
253	Netflix, Inc.	126,508
250	Shopify, Inc.	255,742
		1,032,301
717	LEISURE FACILITIES & SERVICES - 0.6 % McDonaldʹs Corp.	157,374
1,720	Starbucks Corp.	147,782
		305,156
1,786	OIL & GAS PRODUCERS - 0.3 % Chevron Corp.	128,592
1,880	Royal Dutch Shell PLC - ADR	45,534
		174,126
	REAL ESTATE INVESTMENT TRUSTS - 10.4%
209,372	AGNC Investment Corp.	2,912,364
355,630	Annaly Capital Management, Inc.	2,532,086
		5,444,450
39

Atlas U.S. Tactical Income Fund

Schedule of Investments (Continued)

September 30, 2020

Shares		Value
	COMMON STOCK - 23.4% (Continued) SEMICONDUCTORS - 0.1%
102	NVIDIA Corp.	$ 55,204
1,307	SOFTWARE - 1.2 % Citrix Systems, Inc.	179,987
2,264	Microsoft Corp.	476,187
		656,174
1,924	SPECIALTY FINANCE - 0.3 % Capital One Financial Corp.	138,259
2,240	TECHNOLOGY HARDWARE - 0.5 % Apple, Inc.	259,414
1,280	TECHNOLOGY SERVICES - 0.7 % International Business Machines Corp.	155,738
1,078	PayPal Holdings, Inc.	212,398
		368,136
2,920	TELECOMMUNICATIONS - 0.5 % AT&T, Inc.	83,249
3,077	Verizon Communications, Inc.	183,051
		266,300
1,995	TRANSPORTATIONS & LOGISTICS - 0.6 % United Parcel Service, Inc.	332,427
	TOTAL COMMON STOCK	12,294,883
	(Cost - $13,069,466)
	EXCHANGE TRADED FUNDS - 10.7%
5,981	Energy Select Sector SPDR Fund	179,131
19,239	iShares Core High Dividend ETF	1,548,355
30,437	iShares International Select Dividend ETF	758,794
21,671	iShares MSCI EAFE Value ETF	874,425
18,321	iShares Select Dividend ETF	1,493,894
15,130	Vanguard International High Dividend Yield ETF	787,668
	TOTAL EXCHANGE TRADED FUNDS	5,642,267
	(Cost - $6,890,493)
40

Atlas U.S. Tactical Income Fund

Schedule of Investments (Continued)

September 30, 2020

Principal Amount		Value
	CORPORATE BONDS - 39.2%
$ 550,000	BANKS - 10.7 % Bank of America Corp., 4.183%, Due 11/25/2027	$ 631,184
850,000	Bank of America Corp., 4.250%, Due 10/26/2026	985,573
1,250,000	Citigroup, Inc., 4.450%, Due 9/27/2026	1,451,262
800,000	JPMorgan Chase & Co., 3.625%, Due 12/01/2027	896,835
100,000	JPMorgan Chase & Co., 4.250%, Due 10/01/2027	116,631
1,350,000	Wells Fargo & Co., 4.300%, Due 07/22/2027	1,548,634
		5,630,119
	BEVERAGES - 2.4%
1,000,000	Coca-Cola Co., 4.125%, Due 03/25/2040	1,281,716
1,000,000	BIOTECH & PHARMA - 5.7 % Amgen Inc., 3.150%, Due 02/21/2040	1,069,211
1,500,000	Merck & Co. Inc., 4.150%, Due 05/18/2043	1,916,196
		2,985,407
1,100,000	INSTITUTIONAL FINANCIAL SERVICES - 2.4 % Morgan Stanley, 4.350%, Due 09/08/2026	1,274,265
	INSURANCE - 5.4%
1,000,000	Allstate Corp., 4.500%, Due 06/15/2043	1,274,134
250,000	American International Group, Inc., 3.875%, Due 01/15/2035	289,036
1,000,000	American International Group Inc., 4.700%, Due 07/10/2035	1,258,388
		2,821,558
1,000,000	LEISURE FACILITIES & SERVICES - 4.5 % McDonaldʹs Corp., 4.700%, Due 12/9/2035	1,281,673
1,000,000	Starbucks Corp., 2.550%, Due 11/15/2030	1,064,544
		2,346,217
250,000	SPECIALTY FINANCE - 2.1 % Capital One Financial Corp., 3.750%, Due 03/09/2027	277,982
750,000	Capital One Financial Corp., 3.800%, Due 01/31/2028	838,076
		1,116,058
250,000	TECHNOLOGY HARDWARE - 0.7 % Apple, Inc., 4.500%, Due 02/23/2036	334,297
2,100,000	TELECOMMUNICATIONS - 5.3 % AT&T, Inc., 4.500%, Due 05/15/2035	2,484,702
250,000	Verizon Communications, Inc., 4.500%, Due 08/10/2033	317,730
		2,802,432
	TOTAL CORPORATE BONDS	20,592,069
	(Cost - $19,648,976)
41

Atlas U.S. Tactical Income Fund

Schedule of Investments (Continued)

September 30, 2020

Principal		Value
	MORTGAGE-BACKED SECURITIES - 108.3 % U.S. GOVERNMENT AGENCY - 108.3%
$ 4,955,566	Fannie Mae Pool, 3.000%, Due 07/1/2050 *	$ 5,197,996
1,806,360	Fannie Mae Pool, 3.500%, Due 04/1/2048 *	1,969,650
620,505	Fannie Mae Pool, 4.000%, Due 08/1/2047	662,457
776,263	Freddie Mac Pool, 4.500%, Due 02/1/2049	851,895
1,395,570	Ginnie Mae I Pool, 3.500%, Due 04/15/2048 *	1,558,790
944,132	Ginnie Mae I Pool, 4.000%, Due 01/15/2046 *	1,013,200
1,749,022	Ginnie Mae I Pool, 4.000%, Due 01/15/2048 *	1,989,974
791,916	Ginnie Mae I Pool, 4.000%, Due 03/15/2048 *	900,772
869,391	Ginnie Mae I Pool, 4.000%, Due 04/15/2048 *	990,156
820,807	Ginnie Mae I Pool, 4.000%, Due 05/15/2048 *	911,835
4,623,609	Ginnie Mae I Pool, 4.000%, Due 07/15/2049 *	5,260,973
823,798	Ginnie Mae I Pool, 4.500%, Due 05/15/2048 *	946,445
1,741,348	Ginnie Mae I Pool, 4.500%, Due 02/15/2049 *	1,977,975
1,111,319	Ginnie Mae I Pool, 4.500%, Due 02/15/2050 *	1,289,171
2,166,647	Ginnie Mae II Pool, 3.500%, Due 09/20/2049	2,299,963
1,565,698	Ginnie Mae II Pool, 3.500%, Due 02/20/2050 *	1,770,093
1,298,045	Ginnie Mae II Pool, 4.000%, Due 08/20/2047 *	1,388,992
4,655,961	Ginnie Mae II Pool, 4.000%, Due 09/20/2047 *	4,992,611
1,013,022	Ginnie Mae II Pool, 4.000%, Due 10/20/2047 *	1,083,698
1,195,997	Ginnie Mae II Pool, 4.000%, Due 03/20/2048 *	1,369,656
1,437,610	Ginnie Mae II Pool, 4.000%, Due 03/20/2048 *	1,645,751
1,010,391	Ginnie Mae II Pool, 4.000%, Due 09/20/2048 *	1,151,576
1,424,605	Ginnie Mae II Pool, 4.000%, Due 09/20/2048 *	1,630,790
3,021,293	Ginnie Mae II Pool, 4.000%, Due 02/20/2050 *	3,461,682
4,043,053	Ginnie Mae II Pool, 4.500%, Due 02/20/2048 *	4,357,023
1,061,369	Ginnie Mae II Pool, 4.500%, Due 07/20/2048 *	1,224,726
796,868	Ginnie Mae II Pool, 4.500%, Due 09/20/2048 *	894,704
2,556,151	Ginnie Mae II Pool, 4.500%, Due 02/20/2049 *	2,943,467
1,046,724	Ginnie Mae II Pool, 4.000%, Due 05/20/2049	1,140,579
	TOTAL MORTGAGE-BACKED SECURITIES	56,876,600
	(Cost - $54,195,517)
42

Atlas U.S. Tactical Income Fund

Schedule of Investments (Continued)

September 30, 2020

Principal				Value
	MUNICIPAL BONDS - 5.5%
$ 1,000,000	City of Cincinnati OH Water System Revenue, 2.626%, Due 12/1/2040			$1,052,320
750,000	City of Dallas TX Waterworks & Sewer System Revenue, 2.530%, Due 10/1/2037			786,945
1,000,000	Suffolk County Water Authority 2.310%, Due 06/1/2039			1,024,160
	TOTAL MUNICIPAL BONDS			2,863,425
	(Cost - $2,802,282)
	TOTAL INVESTMENTS - 187.1%
	(Cost - $96,606,734)			$ 98,269,244
	CASH AND OTHER ASSETS LESS LIABILITIES - (87.1) %			(45,754,805)
	NET ASSETS - 100.0%			$ 52,514,439
	SECURITIES SOLD SHORT - (88.1) %
	REVERSE REPURCHASE AGREEMENTS - (88.1) %	Interest (%)	Maturity
(7,433,000)	Goldman Sachs	0.3000	10/6/2020	$ (7,433,000)
(14,300,000)	INTL FCStone Repo	0.2500	10/15/2020	(14,300,000)
(17,915,000)	South Street Repo	0.2400	10/8/2020	(17,915,000)
(6,600,000)	UBS Financial Services of PR	0.2500	10/13/2020	(6,600,000)
	TOTAL REVERSE REPURCHASE AGREEMENTS			$ (46,248,000)
	(Proceeds $46,248,000)

ADR- American Depositary Receipt ETF - Exchange Traded Fund

Ltd. - Limited Company

PLC - Private Limited Company

* This security has been pledged as collateral for securities sold under agreements to repurchase.

Fannie Mae - Mortgage backed securities guaranteed by the Federal National Mortgage Association. These obligations are subject to principal paydowns as a result of prepayments or refinancings of the underlying mortgage instruments. As a result, the average life of these securities may be substantially less than their original maturity.

Ginnie Mae - Mortgage backed securities guaranteed by the Government National Mortgage Association. These obligations are subject to principal paydowns as a result of prepayments or refinancings of the underlying mortgage instruments. As a result, the average life of these securities may be substantially less than their original maturity. GNMA securities are the only mortgage backed securities guaranteed by the full faith and credit of the U.S. Government.

43

Atlas U.S. Tactical Income Fund, Inc.

Statement of Assets and Liabilities September 30, 2020

Assets:

Investments, at fair value (cost $96,606,734) - including $51,921,706 of securities deposited in a pledge account for repurchase agreements
Collateral	$98,269,244
Deposits with broker	193,960
Interest receivable	356,195
Dividend receivable	110,346
Receivable for Fund Shares sold	67,713
Prepaid expenses and other assets	1,263
Total Assets	98,998,721

Liabilities:

Due to custodian	32,419
Reverse repurchase agreements (proceeds $46,248,000)	46,248,000
Payable for Fund shares redeemed	75,000
Investment advisory fees payable	51,167
Distribution fees payable	12,674
Payable to related parties	5,994
Accrued expenses and other liabilities	59,028
Total Liabilities	46,484,282
Net Assets	$52,514,439

Net assets:

Capital stock, $0.01 par value
Class A, 5,000,000 shares authorized, 4,802,089 shares issued and outstanding	$48,021
Class C, 1,500,000 shares authorized, 574,371 shares issued and outstanding	5,744
Additional paid-in capital	54,848,501
Accumulated Losses	(2,387,827)
Total Net Assets	$52,514,439
Shares outstanding
Class A Shares	4,802,089
Class C Shares	574,371
5,376,460
Class A Shares:
Net Assets	$46,914,253
Net assets and redemption price per share	$9.77
Maximum offering price per share (maximum sales charge of 3.50%)	$10.12

Class C Shares:
Net Assets	$5,600,186
Net assets, offering price and redemption price per share	$9.75

The accompanying notes are an integral part of these financial statements.

44

Atlas U.S. Tactical Income Fund, Inc.

Statement of Operations

For the Year Ended September 30, 2020

Investment income:

Interest	$ 2,505,570
Dividends (net of tax withholding of $30,779)	962,563
Total investment income	3,468,133

Expenses:

Investment advisory fees	570,607
Interest and leverage related expenses	416,943
Distribution fees:
Class A	64,364
Class C	51,923
Custody fees	31,729
Transfer agent fees	31,301
Administration fee	29,001
Audit and accounting fees	26,610
Insurance expense	25,752
Directorsʹ fees	15,205
Fund accounting fees	15,043
Legal fees	8,229
Shareholder service fees	3,170
Printing expenses	1,472
Other expenses	1,504
Total expenses	1,292,853
Net investment income	$ 2,175,280

Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	602,702
Options contracts	120,195
Futures contracts	(903,845)
(180,948)
Net change in unrealized (loss):
Investments	(507,621)
Futures contracts	(334,683)
(842,304)

Net realized and unrealized loss on investments and futures contracts	(1,023,252)
Net increase in net assets from operations	$ 1,152,028

The accompanying notes are an integral part of these financial statements.

45

Atlas U.S. Tactical Income Fund, Inc

Statements of Changes in Net Assets

	For The Year Ended September 30, 2020	For The Year Ended September 30, 2019
From Operations:
Net investment income	$ 2,175,28	$1,384,361

Net realized loss on investments, options contracts and futures contracts	(180,948)	(3,696,473)
Net change in unrealized (loss) gain on investments and futures contracts	(842,304)	2,396,880
	1,152,028	84,768
Distributions to shareholders: Total distributions Class A	(1,881,075)	(1,235,724)
Class C	(179,655)	(147,310)
Total Distributions to shareholders:	(2,060,730)	(1,383,034)

From capital share transactions:

Shares sold
Class A	12,591,922	11,667,887
Class C	786,000	834,779

Shares issued in reinvestment of distributions

Class A	455,070	472,808
Class C	43,981	72,687

Shares redeemed

Class A	(2,897,494)	(3,352,283)
Class C	(563,598)	(173,910)
Redemption fees
Class A	26	245
Class C	-	15
Net increase in net assets from capital share transactions	10,415,907	9,522,228
Net Increase in Net Assets	9,507,205	8,223,962
Net Assets:
Beginning of Year	$43,007,234	$34,783,272
End of Year	$52,514,439	$43,007,234
46

Atlas U.S. Tactical Income Fund, Inc.

Statement of Cash Flows

For the Year Ended September 30, 2020

Cash used in operating activities

Net increase in net assets resulting from operations	$ 1,152,028
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Purchases of investments	(76,570,955)
Proceeds from sales of investments	38,940,943
Proceeds from paydowns on investments	16,072,250
Amortization of premiums on investments, net	98,762
Net change in variation margin (net disbursements)	(1,206,109)
Net realized loss on investments and futures contracts	180,948
Net change in unrealized gain on investments and futures contracts	842,304
Increase (decrease) in assets:
Deposits with broker	541,286
Interest receivable	(73,592)
Dividend receivable	(21,713)
Prepaid expenses and other assets	52
Increase (decrease) in liabilities:
Investment advisory fees payable	3,844
Distribution fees payables	(1,059)
Payable to related parties	(5,009)
Accounts payable and other accrued expenses	3,857
Net cash used in operating activities	(20,042,163)
Cash flows from financing activities:
Proceeds from shares issued	13,310,209
Increase in borrowings, net of repayments of $429,001,000	11,528,000
Due to custodian	32,419
Payment of shares redeemed	(3,386,092)
Redemption fees	26
Distributions to shareholders	(1,561,679)
Net cash from financing activities	19,922,883
Net decrease in cash	(119,280)
Cash at beginning of year	119,280
Cash at end of year	$ -

Supplemental disclosures:
Interest paid	$ 416,943
Non-Cash Financing Activities:
Dividends reinvested	$ 499,051

47

Atlas U.S. Tactical Income Fund, Inc.

Financial Highlights

For the Years Ended September 30, 2020

The following per unit data and ratios have been derived from information provided in the financial statements.

Class A

	For the Year Ended September 30, 2020	For the Year Ended September 30, 2019	For the Year Ended September 30, 2018	For the Year Ended September 30, 2017	For the Year Ended September 30, 2016

Per-share operating performance:
Net asset value, beginning of year	$ 9.96	$ 10.32	$ 10.59	$ 10.64	$ 10.00
Income from investment operations:
Net investment income*	0.45	0.38	0.36	0.31	0.33
Net realized and unrealized gain (loss) from investment operations*	(0.21)	(0.36)	(0.30)	(0.04)	0.54
	0.24	0.02	0.06	0.27	0.87
Less distributions:
Dividends from net investment income	(0.43)	(0.38)	(0.33)	(0.32)	(0.23)
Net asset value, end of year	$ 9.77	$ 9.96	$ 10.32	$ 10.59	$ 10.64
Total investment return based on net asset value per share*	2.46%	0.01%	0.63%	2.41%	8.91%
Ratios as a percentage of average gross assets:
Gross expenses **	1.43%	2.14%	1.86%	1.61%	1.73%
Plus: fees (waived)/recaptured by Adviser **	-	0.09%	0.07%	(0.03)%	(0.45)%
Less: Interest and leverage related expenses **	(0.47)%	(1.15)%	(0.84)%	(0.48)%	(0.28)%
Net expenses, excluding interest and leverage related expenses **	0.96%	1.08%	1.09%	1.10%	1.00%
Net investment income **	2.52%	2.11%	1.87%	1.61%	1.76%
Net assets, end of year (in thousands)	$ 46,914	$ 37,581	$ 29,911	$ 23,876	$ 13,179
Portfolio turnover rate	45%	61%	99%	52%	99%

*	Based on average shares outstanding during the year ended September 30, 2016 of 816,033 for Class A shares.
*	Based on average shares outstanding during the year ended September 30, 2017 of 1,909,087 for Class A shares.
*	Based on average shares outstanding during the year ended September 30, 2018 of 2,652,872 for Class A shares.
*	Based on average shares outstanding during the year ended September 30, 2019 of 3,249,202 for Class A shares.
*	Based on average shares outstanding during the year ended September 30, 2020 of 4,343,640 for Class A shares.

** Based on average gross assets of $15,239,316 for Class A shares during the year ended September 30, 2016.

** Based on average gross assets of $36,708,891 for Class A shares during the year ended September 30, 2017.

** Based on average gross assets of $50,510,471 for Class A shares during the year ended September 30, 2018.

** Based on average gross assets of $58,412,348 for Class A shares during the year ended September 30, 2019.

** Based on average gross assets of $78,461,275 for Class A shares during the year ended September 30, 2020.

48

Atlas U.S. Tactical Income Fund, Inc.

Financial Highlights

For the Years Ended September 30, 2020

The following per unit data and ratios have been derived from information provided in the financial statements.

Class C

	For the Year Ended September 30, 2020	For the Year Ended September 30, 2019	For the Year Ended September 30, 2018	For the Year Ended September 30, 2017	For the Year Ended September 30, 2016

Per-share operating performance:
Net asset value, beginning of year	$ 9.93	$ 10.30	$ 10.56	$ 10.63	$ 10.00
Income from investment operations: Net investment income*	0.38	0.30	0.27	0.22	0.23
Net realized and unrealized gain (loss) from investment operations*	(0.22)	(0.38)	(0.30)	(0.03)	0.55
	0.16	(0.08)	(0.03)	0.19	0.78
Less distributions: Dividends from net investment income	(0.34)	(0.29)	(0.23)	(0.26)	(0.15)
Net asset value, end of year	$ 9.75	$ 9.93	$ 10.30	$ 10.56	$ 10.63
Total investment return based on net asset value per share*	1.64%	(0.85)%	(0.28)%	1.68%	7.90%
Ratios as a percentage of average gross assets:
Gross expenses **	1.82%	2.58%	2.34%	2.08%	2.24%
Plus: fees (waived)/recaptured by Adviser **	-	0.09%	0.07%	(0.04)%	(0.46)%
Less: Interest and leverage related expenses **	(0.49)%	(1.15)%	(0.84)%	(0.47)%	(0.27)%
Net expenses, excluding interest and leverage related expenses **	1.33%	1.52%	1.57%	1.57%	1.51%
Net investment income **	2.11%	1.67%	1.40%	1.13%	1.27%
Net assets, end of year (in thousands)	$ 5,600	$ 5,426	$ 4,872	$ 3,819	$ 3,272
Portfolio turnover rate	45%	61%	99%	52%	99%

*	Based on average shares outstanding during the year ended September 30, 2016 of 219,124 for Class C shares.
*	Based on average shares outstanding during the year ended September 30, 2017 of 317,019 for Class C shares.
*	Based on average shares outstanding during the year ended September 30, 2018, of 416,538 for Class C shares.
*	Based on average shares outstanding during the year ended September 30, 2019 of 506,170 for Class C shares.
*	Based on average shares outstanding during the year ended September 30, 2020 of 527,968 for Class C shares.

** Based on average gross assets of $4,072,083 for Class C shares during the year ended September 30, 2016.

** Based on average gross assets of $6,082,903 for Class C shares during the year ended September 30, 2017.

** Based on average gross assets of $7,894,764 for Class C shares during the year ended September 30, 2018.

** Based on average gross assets of $9,062,737 for Class C shares during the year ended September 30, 2019.

** Based on average gross assets of $9,510,788 for Class C shares during the year ended September 30, 2020.

49

Atlas U.S. Tactical Income Fund, Inc.

Notes to Financial Statements

Year Ended September 30, 2020

Note 1 - Organization

Notes to Financial Statements Year Ended September 30, 2020

Atlas U.S. Tactical Income Fund, Inc. (the Fund) is a diversified, leveraged, open-end, redeemable at will, mutual fund investment company registered under the Puerto Rico Investment Companies Act of 2013 (the Act), as amended, and organized under the laws of the Commonwealth of Puerto Rico. The Fund was incorporated on June 17, 2015 and started operations on October 1, 2015. The Fund’s investment objective is to maximize total return, consistent with preservation of capital.

The following is a summary of significant accounting policies followed by the Fund: Basis of Accounting

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (GAAP) applicable to investment companies. The Fund is an investment company and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 "Financial Services – Investment Companies" including FASB Accounting Standard Update ASU 2013-08.

Basis of Presentation

The accompanying financial statements have been prepared on the accrual method of accounting. Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and sclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Net Asset Value

The net asset value per share of the Fund is determined as of the close of regular trading on each day that the New York Stock Exchange and commercial banks in Puerto Rico are open for business by adding the amortized cost value of all securities and other assets of the Fund, then subtracting its liabilities, and then dividing the result by the total number of shares outstanding.

Fair Value Measurements

The Fund follows the provisions of FASB ASC 820 - Fair Value Measurements and Disclosures for fair value measurements of financial assets and financial liabilities and for fair value measurements of non- financial items that are recognized or disclosed at fair value in the financial statements on a recurring basis and defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. It also establishes a framework for measuring fair value and expands disclosures about fair value measurements.

50

Atlas U.S. Tactical Income Fund, Inc.

Notes to Financial Statements (Continued)

Year Ended September 30, 2020

Note 1 - Organization – (continued)

Investment Transactions

Investment transactions are recorded on a trade date basis. Differences between cost and fair values are reflected as unrealized appreciation or depreciation on investments. The Fund uses the high cost method for determining realized gains or losses on investments.

Dividend income is recognized on the ex-dividend date, and interest income is recognized on the accrual basis. Discounts and premiums on fixed income securities are accreted or amortized using the interest yield method or another accounting method whose results are not materially different from the interest yield method.

Taxation

As a registered investment company under the Puerto Rico Investment Company Act, the Fund will not be subject to Puerto Rico income tax for any taxable year if it distributes at least 90% of its taxable net investment income for such year, as determined for these purposes. Accordingly, as the Fund intends to meet this distribution requirement, the income earned by the Fund is not subject to Puerto Rico income tax at the Fund level.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is more likely than not to be sustained on its merits in examination by the tax authorities. Management has analyzed the Fund's tax positions and has concluded that no liability should be recorded related to uncertain tax positions taken on returns filed for open tax years. As of September 30, 2020, there were no uncertain tax positions for the Fund or unrecognized tax benefits. The Fund remains subject to income tax examinations for its PR income taxes for the fiscal years 2016 to 2020.

The Fund can invest in taxable and tax-exempt securities. In general, distributions of taxable income dividends, if any, to Puerto Rico individuals, estates, and trusts are subject to a tax of 15%. Moreover, distribution of capital gain dividends, if any to (a) Puerto Rico individuals, estates, and trusts are subject to a tax of 15% and (b) Puerto Rico corporations are subject to a tax of 20%. The tax withholdings are effected at the time of payment of the corresponding dividend. Otherwise, tax distributions will be subject to regular income tax. Individual shareholders may be subject to alternate basic tax on certain fund distributions. Certain Puerto Rico entities receiving taxable income dividends are entitled to claim 85% dividends received deduction. Fund shareholders are advised to consult their own tax advisers.

In addition, the Fund is exempt from United States income taxes, except for dividends received from United States sources, which are subject to a 10% United States withholding tax if certain requirements are met. Dividend income is recorded net of taxes. In the opinion of the Fund's legal counsel, the Fund is not required to file a U.S. federal income tax return.

51

Atlas U.S. Tactical Income Fund, Inc.

Notes to Financial Statements (Continued)

Year Ended September 30, 2020

Note 1 - Organization – (continued)

Shares Issues and Redemptions

In accordance with the terms of the Fund, a net asset value per share is determined for each share class, as of the close of business on every business day for the purposes of issuance and redemption of the Fund’s shares.

Dividends and Distributions to Shareholders

The Fund distributes income on a monthly basis. The Fund does not generally intend to distribute capital gains, unless the Board of Directors (Board) determines that capital gains must be distributed to holders of shares in order to ensure advantageous tax treatment for the Fund or its shareholders.

Concentration of Credit Risk

The Fund is designated as a diversified fund, which may not invest more than 5% of the Fund’s total assets in a single issuer, with the exception of obligations guaranteed by the U.S. Government or one of its agencies.

Financial instruments that potentially expose the Company to certain concentrations of credit risk include cash in bank accounts. The cash deposits, at times, may exceed the amount insured by the Federal Deposit Insurance Corporation (FDIC).

Deposit accounts, including checking and savings accounts, money market deposit accounts and certificates of deposit are standardly insured for up to $250,000 by the FDIC. The standard insurance coverage is per depositor, per insured bank. In addition, deposits with broker dealers are insured by the Securities Investor Protection Corporation (SIPC) up to $250,000. Cash deposit with counter parties for futures and options are uninsured. At September 30, 2020, the Fund had no uninsured cash deposits fully related to broker deposits and variation funds for futures and options. The Fund has not experienced any losses on such accounts.

Futures Contracts – The Fund is subject to interest rate risk in the normal course of pursuing its investment objective. The Fund may purchase or sell futures contracts to gain exposure to, or hedge against, changes in the value of interest rates. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral for the account of the broker (the Fund’s agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by “marking to market” on a daily basis to reflect the market value of the contracts at the end of each day’s trading. Variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. If the Fund is unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. The Fund segregates cash having a value at least equal to the amount of the current obligation under any

52

Atlas U.S. Tactical Income Fund, Inc.

Notes to Financial Statements (Continued)

Year Ended September 30, 2020

Note 1 - Organization – (continued)

open futures contract. Risks may exceed amounts recognized in the Statement of Assets and Liabilities. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

There were no futures outstanding as of September 30, 2020.

Option Transactions – The Fund is subject to equity price risk in the normal course of pursuing its investment objective and may purchase options to help hedge against risk.

The Fund may purchase put and call options. Put options are purchased to hedge against a decline in the value of securities held in the Fund’s portfolio. If such a decline occurs, the put options will permit the Fund to sell the securities underlying such options at the exercise price, or to close out the options at a profit. The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises or declines sufficiently, the option may expire worthless to the Fund. In addition, in the event that the price of the security in connection with which an option was purchased moves in a direction favorable to the Fund, the benefits realized by the Fund as a result of such favorable movement will be reduced by the amount of the premium paid for the option and related transaction costs. Purchased options are non-income producing securities. With purchased options, there is minimal counterparty risk to the Fund since these options are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded options, guarantees against a possible default.

There were no options outstanding as of September 30, 2020.

Note 2 - Fair Value Measurements

Security valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions or market quotations from a major market maker in the securities. The independent pricing service does not distinguish between smaller-sized bond positions known as “odd lots” and larger institutional-sized bond positions known as “round lots”. The Fund may fair value a particular bond if the adviser does not believe that the round lot value provided by the independent pricing service reflects fair value of the Fund’s holding. Futures contracts are valued at the final settled price or, in the absence of a settled price, at the last sale price on the day of valuation. Exchange traded options are valued at the last sale price or in the absence of a sale, at the mean between the current bid and ask prices. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost.

53

Atlas U.S. Tactical Income Fund, Inc.

Notes to Financial Statements (Continued)

Year Ended September 30, 2020

Note 2 - Fair Value Measurements – (continued)

Open-end underlying funds are valued at their respective net asset values as reported by such investment companies. The underlying funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the Boards of the underlying funds.

The Fund determines the fair value of its financial instruments based on the Fair Value Measurement framework, which establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (level 1 measurement) and the lowest priority to unobservable inputs (level 3 measurements). The three levels of the fair value hierarchy are described below:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

54

Atlas U.S. Tactical Income Fund, Inc.

Notes to Financial Statements (Continued)

Year Ended September 30, 2020

Note 2 - Fair Value Measurements – (continued)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following table summarizes the inputs used as of September 30, 2020, for the Fund’s assets measured at fair value:

Assets*		Level 1	Level 2	Level 3	Total
Common Stock		$12,294,883	-	-	$ 12,294,883
Corporate Bonds		-	20,592,069	-	20,592,069
Exchange Traded Funds		5,642,267	-	-	5,642,267
Mortgage-Backed Securities		-	56,876,600	-	56,876,600
Municipal Bonds		-	2,863,425	-	2,863,425
	Total $	17,937,150	$ 80,332,094	$ -	$98,269,244
Liabilities Reverse Repurchase Agreements		$-	$ (46,248,000)	$ -	$(46,248,000)

The Fund did not hold any Level 3 securities during the period.

*Please refer to the Schedule of Investments for industry classifications.

Following is a description of the Fund’s valuation methodologies used for assets and liabilities measured at fair value:

Equity Securities – Equity securities include common stock, exchange traded funds and master limited partnerships. Equity securities with quoted market prices obtained from an active exchange market are classified as Level 1.

Exchange Traded Funds (ETFs) – ETFs are priced continuously during normal trading hours in an active exchange market. The net asset value (NAV) of ETFs is calculated at the end of each trading day, at market close. ETFs are classified as Level 1.

U.S. Government Agency Debentures, Mortgage-Backed and Instrumentalities – Fair value for these securities is obtained from third-party pricing service providers that use a pricing methodology based on an active exchange market and quoted market prices for similar securities. Other US Government debt securities, other than U.S. Treasury Notes, are classified as Level 2.

Corporate Bonds - The fair value of corporate bonds is estimated using various techniques, which may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (when observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. Although most corporate bonds are categorized in level 2 of the fair value hierarchy, in instances when lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in level 3.

55

Atlas U.S. Tactical Income Fund, Inc.

Notes to Financial Statements (Continued)

Year Ended September 30, 2020

Note 2 - Fair Value Measurements – (continued)

Futures – The fair value of futures contracts instruments is based on quoted market prices obtained from an active exchange market. Accordingly, they are classified as Level 1 in the fair value hierarchy. As required by GAAP, a credit component is considered as part of the determination of fair value of the derivative instruments.

As of September 30, 2020, the change in unrealized loss and the amount of realized loss on futures contracts subject to interest rate risk amounted to $(334,683) and $(903,845), respectively. The notional value of the derivative instruments outstanding as of September 30, 2020, as disclosed in the Schedule of Investments and the realized loss amounts and changes in unrealized gains and losses on derivative instruments during the period as disclosed above and within the Statement of Operations serve as indicators of the volume of derivative activity for the Fund.

Offsetting of Financial Assets and Derivative Assets and Liabilities – The Fund’s policy is to recognize a net asset or liability equal to the net appreciation (depreciation) of the derivative. The following table shows additional information regarding derivatives and the offsetting of assets and liabilities at September 30, 2020.

	2020
				Gross Amounts Not Offset in the Statement of Assets & Liabilities
Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets & Liabilities	Net Amounts Presented in the Statement of Assets & Liabilities	Financial Instruments	Collateral Pledged/(Received)	Net Amount
Liabilities

Reverse repurchase agreements	$46,248,000	$-	$46,248,000	$-	$-	$46,248,000
Total	$46,248,000	$-	$46,248,000	$-	$-	$46,248,000

Note 3 - Management, Advisory, Distribution and Other Fees

Investment Advisory Fees

Atlas Asset Management, LLC (AAM or Adviser) provides investment advisory services to the Fund. AAM charges an investment advisory fee at an annual rate of 0.65% computed on the Fund’s average daily gross assets.

56

Atlas U.S. Tactical Income Fund, Inc.

Notes to Financial Statements (Continued)

Year Ended September 30, 2020

Note 3 - Management, Advisory, Distribution and Other Fees – (continued)

Administrative Fees

AAM supervises the operations of the Fund, which includes maintaining custody of the assets, valuing the shares of the Fund to determine sales and redemption prices, maintaining record books, and executing portfolio transactions. AAM engaged to serve as sub-administrator and transfer agent to the Fund.

Distribution Fees

Oriental Financial Services Corp. (OFSC), a broker-dealer registered in Puerto Rico, participates in the distribution of the Fund’s shares. The distribution fee amounts to an annual rate of 0.25% and 1.00% of the Class A and Class C shares, respectively, computed on the Fund’s average daily net assets. For the year ended September 30, 2020, $64,364 for Class A and $51,923 for Class C of distribution fees was paid by the Fund.

Other Fees

Certain officers and directors of the Fund are also officers and directors of AAM. The Fund also has three independent directors, who are paid based upon fees per meeting and disclosed in the Prospectus. For the fiscal year ended September 30, 2020, the independent directors received $15,205 in fees.

Note 4 - Investment and Other Requirements and Limitations

The Fund is subject to certain requirements and limitations related to investments. Some of these requirements and limitations are imposed statutorily or by regulation, while others are by procedures established by the Board. The most significant requirements and limitations are discussed below.

The Fund is prohibited from investing in direct or indirect obligations issued by the Commonwealth of Puerto Rico or any of its instrumentalities or any security deemed illiquid by the Adviser.

Normally, at least 20% of the Fund’s assets must be invested solely in securities issued by Government National Mortgage Association (“GNMA” or “Ginnie Mae”), Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”) representing an interest in or guaranteed by mortgages on real property located in Puerto Rico.

57

Atlas U.S. Tactical Income Fund, Inc.

Notes to Financial Statements (Continued)

Year Ended September 30, 2020

Note 5 - Share Transactions

The Fund is authorized to issue up to 5,000,000 and 1,500,000 of Class A and Class C shares of common stock, respectively, with $0.01 par value per share. Transactions in shares during the years ended September 30, 2020 and September 30, 2019, were as follows:

September 30, 2020
	Shares
	Class A	Class C
Shares sold	1,271,407	79,282
Shares issued in reinvestment of distributions	46,036	4,466
Shares redeemed	(289,784)	(55,675)
Net increase	1,027,659	28,073
Shares outstanding Beginning of year	3,774,430	546,298
End of year	4,802,089	574,371
September 30, 2019
	Shares
	Class A	Class C
Shares sold	1,168,454	83,378
Shares issued in reinvestment of distributions	47,214	7,247
Shares redeemed	(338,415)	(17,295)
Net increase	877,253	73,330
Shares outstanding Beginning of year	2,897,177	472,968
End of year	3,774,430	546,298
58

Atlas U.S. Tactical Income Fund, Inc.

Notes to Financial Statements (Continued)

Year Ended September 30, 2020

Note 6 - Tax Components of Capital

The tax attributes of distributions paid during the fiscal year ended September 30, 2020, were as follows:

Fiscal Year Ended September 30, 2020
Ordinary Income	$(2,060,730)
Long-Term Capital Gain	—
Return of Capital	—
Total $	$(2,060,730)

The Fund’s net investment income and net realized loss on investments and futures contracts reflected in the financial statements differ from distributable net investment income and net realized loss on investments and futures contracts for tax purposes. Permanent book and tax differences are primarily attributable to the tax adjustments for real estate investment trusts and partnerships, and paydowns from mortgage-backed securities, as follows:

2020

Net investment income per statement of operations Tax adjustments for real estate investment trusts and partnerships Reclassification of realized loss on securities' paydown for tax purposes	$ 2,175,280 - 768,508
Distributable net investment income for tax purposes	$ 2,943,788
Net realized loss on investments and derivatives per statement of operations	$ (180,948)
Tax adjustments for real estate investment trusts and partnerships	-
Reclassification of realized loss on securities' paydown for tax purposes	(768,508)
Net realized loss on investments and futures contracts for tax purposes	$ (949,456)

The undistributed net investment income and accumulated net realized loss on investments (tax basis) and futures contracts, respectively, (for tax purposes) at September 30, 2020, were as follows:

2020

Undistributed net investment income, beginning of the year	$ 399,005
Net investment income for the year	2,943,788
Distributions	(2,060,730)
Undistributed net investment income, end of the year	$ 1,282,063
Accumulated net realized loss on investments and future contracts, beginning of the year	$ (4,382,944)
Net realized loss on investment and future contracts for the year, tax basis	(949,456)
Distributions	-
Accumulated net realized loss on investments and future contracts, end of the year, tax basis	$ (5,332,400)

59

Atlas U.S. Tactical Income Fund, Inc.

Notes to Financial Statements (Continued)

Year Ended September 30, 2020

Note 7 - Securities Sold Under Agreements to Repurchase

Reverse Repurchase agreements involve the purchase of a security by a fund and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the fund at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

If a reverse repurchase agreement counterparty defaults, the Fund may suffer time delays and incur costs or possible losses in connection with the disposition of the securities underlying the reverse repurchase agreement. In the event of a default, instead of the contractual fixed rate of return, the rate of return to the Fund will depend on intervening fluctuations of the market values of the underlying securities and the accrued interest thereon. In such an event, the Fund would have rights against the counterparty for breach of contract with respect to any losses resulting from those market fluctuations. At September 30, 2020, the Fund had outstanding $46,248,000 in securities sold under agreements to repurchase. Summarized information on such borrowing was as follows:

Weighted-average interest rate at end of the year 0.25%

Maximum aggregate balance outstanding at any time during the year $50,071,000

Average balance outstanding during the year $39,426,712

Weighted-average interest rate during the year 1.10%

At September 30, 2020, the interest rates on four outstanding agreements with maturities up to October 15, 2020, were 0.24%, 0.25%, 0.25% and 0.30%.

At September 30, 2020, investment securities amounting to $51,921,706 were pledged as collateral for securities sold under agreements to repurchase. The counterparties under such agreements to repurchase have the right to sell or repledge the investment securities. Interest payable on securities sold under agreements to repurchase amounted to $6,278 at September 30, 2020.

No trades were executed by any affiliate of the Adviser.

Note 8 – Risks and uncertainties

The business, results of operations and financial condition of the Fund may be adversely affected by public health epidemics, such as the recent novel coronavirus spread. A public health epidemic poses the risk that the Fund, it is employees, business partners and investors may be prevented from conducting business activities for an indefinite period of time, including due to lockdowns that may be requested or mandated by governmental authorities. As of the date of issuing these financial statements, the Fund has not experienced financial losses or operating disruptions that adversely affects the Fund’s performance.

60

Note 9 - Subsequent Events

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements other than the following.

The Fund was incorporated in the Commonwealth of Puerto Rico on April 16, 2015 as a diversified, leveraged, open-end, redeemable at will, mutual fund investment company and was registered under the Puerto Rico Investment Companies Act of 2013, as amended (“PRICA”), while relying on the exemption granted under Section 6(a)(1) of the Investment Company Act of 1940, as amended (the “1940 Act”). Since said exemption is scheduled to become ineffective on May 24, 2021, the Fund is now seeking registration under the 1940 Act and will be subject the regulations of the United States Securities and Exchange Commission.

61

Atlas U.S. Tactical Income Fund
Schedule of Investments (Unaudited)
March 31, 2021

Shares		Value

	COMMON STOCK - 27.5%
	ASSET MANAGEMENT - 0.6%
613	BlackRock, Inc.	$462,177	0.587%
	BANKING - 1.4%
7,395	Bank of America Corp.	286,113
4,059	Citigroup, Inc.	295,292
1,793	JPMorgan Chase & Co.	272,948
7,016	Wells Fargo & Company	274,115
		1,128,468	1.432%
	BEVERAGES - 1.5%
8,960	Coca-Cola Co.	472,282
4,831	PepsiCo, Inc.	683,345
		1,155,627	1.467%
	BIOTECH & PHARMA - 2.4%
1,580	Amgen, Inc.	393,120
5,438	Bristol-Myers Squibb Company	343,301
2,285	Eli Lilly and Company	426,884
2,071	Johnson & Johnson	340,369
4,703	Merck & Company, Inc.	362,554
		1,866,228	2.368%
	E-COMMERCE DISCRETIONARY - 0.8%
1,380	Alibaba Group Holding Ltd. – ADR	312,887
98	Amazon.com, Inc.	303,220
		616,107	0.782%
	ENTERTAINMENT CONTENT - 0.5%
2,240	Walt Disney Co.	413,325	0.525%

	HOUSEHOLD PRODUCTS - 1.0%
5,473	Procter & Gamble Company	741,208	0.941%

	INSURANCE - 0.5%
1,100	Allstate Corporation	126,390
4,997	American International Group, Inc.	230,911
		357,301	0.453%
	INTERNET MEDIA & SERVICES - 1.8%
306	Alphabet, Inc.	633,001
1,665	Facebook, Inc.	490,392
603	Netflix, Inc.	314,561
		1,437,954	1.825%

62

Shares		Value
	LEISURE FACILITIES & SERVICES - 0.9%
2,173	McDonald's Corp.	$487,056
1,720	Starbucks Corp.	187,944
		675,000	0.857%
	OIL & GAS PRODUCERS - 0.2%
1,786	Chevron Corp.	187,155	0.238%

	REAL ESTATE INVESTMENT TRUSTS - 9.1%
217,257	AGNC Investment Corp.	3,641,227
411,482	Annaly Capital Management, Inc.	3,538,745
		7,179,972	9.112%
	COMMON STOCK - 27.5% (Continued)
	RETAIL - CONSUMER STAPLES - 1.5%
1,689	Costco Wholesale Corporation	595,339
4,554	Walmart, Inc.	618,570
		1,213,909	1.541%
	RETAIL - DISCRETIONARY- 0.7%
1,767	Home Depot, Inc.	539,377	0.685%

	SEMICONDUCTORS - 0.5%
3,971	Advanced Micro Devices, Inc.	11,723
207	NVIDIA Corp.	110,524
		422,247	0.536%
	SOFTWARE - 1.6%
1,939	Citrix Systems, Inc.	272,158
2,514	Microsoft Corp.	592,726
1,859	Salesforce.com, Inc.	393,866
		1,258,750	1.598%
	TECHNOLOGY HARDWARE - 0.4%
2,240	Apple, Inc.	73,616	0.347%

	TECHNOLOGY SERVICES - 0.6%
1,300	Fiserv, Inc.	154,752
1,405	PayPal Holdings, Inc.	341,190
		495,942	0.629%
	TELECOMMUNICATIONS - 1.1%
2,650	T-Mobile US, Inc.	332,018
9,457	Verizon Communications, Inc.	549,925
		881,943	1.119%
	TRANSPORTATION & LOGISTICS - 0.4%
1,995	United Parcel Service, Inc.	339,130	0.430%

Shares		Value
63

	TOTAL COMMON STOCK	$21,645,436	27.471%
	(Cost - $19,810,827)

	EXCHANGE TRADED FUNDS - 3.2%
5,981	Energy Select Sector SPDR Fund	293,428
1,203	iShares Core High Dividend ETF	114,153
18,321	iShares Select Dividend ETF	2,090,426

	TOTAL EXCHANGE TRADED FUNDS	2,498,007	3.170%
	(Cost - $2,274,946)
Principal Amount		Value
	CORPORATE BONDS - 24.8%
	BANKING - 6.9%
$550,000	Bank of America Corp., 4.183%, Due 11/25/2027	$611,804
850,000	Bank of America Corp., 4.250%, Due 10/26/2026	953,085
1,250,000	Citigroup, Inc., 4.450%, Due 9/27/2026	1,408,895
800,000	JPMorgan Chase & Co., 3.625%, Due 12/01/2027	870,295
100,000	JPMorgan Chase & Co., 4.250%, Due 10/01/2027	113,259
1,350,000	Wells Fargo & Co., 4.300%, Due 07/22/2027	1,526,172
		5,483,510	6.959%
	BEVERAGES - 1.5%
1,000,000	Coca-Cola Co., 4.125%, Due 03/25/2040	1,154,190	1.465%

	BIOTECH & PHARMA - 3.5%
1,000,000	Amgen Inc., 3.150%, Due 02/21/2040	995,062
1,500,000	Merck & Co. Inc., 4.150%, Due 05/18/2043	1,759,158
		2,754,220	3.495%
	INSTITUTIONAL FINANCIAL SERVICES - 1.6%
1,100,000	Morgan Stanley, 4.350%, Due 09/08/2026	1,244,324	1.579%

	INSURANCE - 3.3%
1,000,000	Allstate Corp., 4.500%, Due 06/15/2043	1,180,060
250,000	American International Group, Inc. 3.875%, due 01/25/2035	272,162
1,000,000	American International Group, Inc. 4.700%, due 7/10/2035	1,176,051
		2,628,273	3.336%
	LEISURE FACILITIES & SERVICES - 2.8%
1,000,000	McDonald's Corp., 4.700%, Due 12/9/2035	1,188,278

1,000,000	Starbucks Corp., 2.550%, Due 11/15/2030	1,002,488
		2,190,766	2.780%

64

Principal Amount		Value
	SPECIALTY FINANCE - 1.4%
250,000	Capital One Financial Corp., 3.750%, Due 03/09/2027	$274,514
750,000	Capital One Financial Corp., 3.800%, Due 01/31/2028	824,480
		1,098,994	1.395%
	TECHNOLOGY HARDWARE - 0.4%
250,000	Apple, Inc., 4.500%, Due 02/23/2036	307,654	0.390%

	TELECOMMUNICATIONS - 3.4%
2,100,000	AT&T, Inc., 4.500%, Due 05/15/2035	2,370,012
250,000	Verizon Communications, Inc., 4.500%, Due 08/10/2033	290,411
		2,660,423	3.376%
	TOTAL CORPORATE BONDS	19,522,354	24.776%
	(Cost - $19,576,633)

	MORTGAGE-BACKED SECURITIES - 94.5%
	U.S. GOVERNMENT AGENCY - 94.5%
$4,350,721	Fannie Mae Pool, 3.000%, Due 07/1/2050 *	$4,543,768
4,714,144	Fannie Mae Pool, 3.000%, Due 10/1/2050 *	4,917,163
1,696,702	Fannie Mae Pool, 3.500%, Due 04/1/2048	1,857,106
614,452	Fannie Mae Pool, 4.000%, Due 08/1/2047	661,390
3,832,622	Freddie Mac Pool, 3.000%, Due 11/1/2050 *	4,047,469
246,203	Freddie Mac Pool, 4.500%, Due 02/1/2049	271,591
1,379,647	Ginnie Mae I Pool, 3.500%, Due 04/15/2048 *	1,570,558
930,787	Ginnie Mae I Pool, 4.000%, Due 01/15/2046	1,031,959
1,453,219	Ginnie Mae I Pool, 4.000%, Due 01/15/2048	1,700,708
784,494	Ginnie Mae I Pool, 4.000%, Due 03/15/2048 *	918,004
912,816	Ginnie Mae I Pool, 4.000%, Due 03/15/2048	1,068,283
861,328	Ginnie Mae I Pool, 4.000%, Due 04/15/2048	1,008,141
813,198	Ginnie Mae I Pool, 4.000%, Due 05/15/2048	906,285
877,060	Ginnie Mae I Pool, 4.000%, Due 08/15/2048	1,026,720
508,724	Ginnie Mae I Pool, 4.000%, Due 11/15/2048	573,653
4,277,164	Ginnie Mae I Pool, 4.000%, Due 07/15/2049 *	5,007,968
815,001	Ginnie Mae I Pool, 4.500%, Due 05/15/2048	938,580
1,619,613	Ginnie Mae I Pool, 4.500%, Due 02/15/2049 *	1,951,189
760,360	Ginnie Mae I Pool, 4.500%, Due 02/15/2050	890,904
408,854	Ginnie Mae I Pool, 5.000%, Due 04/15/2038	438,496
835,756	Ginnie Mae I Pool, 5.000%, Due 06/15/2038	917,242
888,669	Ginnie Mae I Pool, 5.000%, Due 09/15/2038	975,314
116,808	Ginnie Mae I Pool, 6.000%, Due 08/15/2032	128,150
96,504	Ginnie Mae I Pool, 6.000%, Due 08/15/2032	102,433
113,918	Ginnie Mae I Pool, 6.000%, Due 09/15/2032	128,294
341,574	Ginnie Mae I Pool, 6.000%, Due 09/15/2032	379,681
87,756	Ginnie Mae I Pool, 6.000%, Due 01/15/2033	98,676
65

Principal Amount		Value
$130,400	Ginnie Mae I Pool, 6.000%, Due 04/15/2033	$140,514
121,457	Ginnie Mae I Pool, 6.000%, Due 06/15/2033	141,916
386,940	Ginnie Mae I Pool, 6.000%, Due 08/15/2033	430,688
84,113	Ginnie Mae I Pool, 6.000%, Due 08/15/2033	94,574
37,614	Ginnie Mae I Pool, 6.500%, Due 05/15/2027	38,300
96,286	Ginnie Mae I Pool, 6.500%, Due 06/15/2027	99,054
68,520	Ginnie Mae I Pool, 6.500%, Due 07/15/2027	69,120
42,686	Ginnie Mae I Pool, 6.500%, Due 07/15/2027	43,508
35,743	Ginnie Mae I Pool, 6.500%, Due 01/15/2028	35,966
45,057	Ginnie Mae I Pool, 6.500%, Due 04/15/2028	45,692
48,134	Ginnie Mae I Pool, 6.500%, Due 01/15/2031	50,312
25,000	Ginnie Mae I Pool, 6.500%, Due 01/15/2031	26,706
80,148	Ginnie Mae I Pool, 6.500%, Due 03/15/2031	85,818
160,608	Ginnie Mae I Pool, 6.500%, Due 03/15/2031	171,971
86,993	Ginnie Mae I Pool, 6.500%, Due 03/15/2031	91,016
25,000	Ginnie Mae I Pool, 6.500%, Due 03/15/2031	26,417
25,000	Ginnie Mae I Pool, 6.500%, Due 03/15/2031	26,706
36,832	Ginnie Mae I Pool, 6.500%, Due 04/15/2031	38,535
157,353	Ginnie Mae I Pool, 6.500%, Due 04/15/2031	168,578
25,000	Ginnie Mae I Pool, 6.500%, Due 04/15/2031	26,706
99,018	Ginnie Mae I Pool, 6.500%, Due 05/15/2031	104,596
86,253	Ginnie Mae I Pool, 6.500%, Due 05/15/2031	90,249
25,000	Ginnie Mae I Pool, 6.500%, Due 05/15/2031	26,417

	MORTGAGE-BACKED SECURITIES - 94.5%
	U.S. GOVERNMENT AGENCY - 94.5%
25,000	Ginnie Mae I Pool, 6.500%, Due 06/15/2031	26,706
67,345	Ginnie Mae I Pool, 6.500%, Due 08/15/2031	70,477
40,278	Ginnie Mae I Pool, 6.500%, Due 08/15/2031	42,560
37,484	Ginnie Mae I Pool, 6.500%, Due 08/15/2031	40,042
288,216	Ginnie Mae I Pool, 6.500%, Due 11/15/2031	315,620
435,354	Ginnie Mae I Pool, 6.500%, Due 11/15/2031	481,792
139,922	Ginnie Mae I Pool, 6.500%, Due 01/15/2032	147,898
646,344	Ginnie Mae I Pool, 6.500%, Due 08/15/2032	697,082
521,051	Ginnie Mae I Pool, 6.500%, Due 02/15/2033	577,238
324,066	Ginnie Mae I Pool, 6.500%, Due 10/15/2037	378,883
25,000	Ginnie Mae I Pool, 7.000%, Due 02/15/2022	25,358
25,000	Ginnie Mae I Pool, 7.000%, Due 05/15/2023	25,440
39,850	Ginnie Mae I Pool, 7.000%, Due 07/15/2024	40,551
45,992	Ginnie Mae I Pool, 7.500%, Due 02/15/2025	47,470
33,550	Ginnie Mae I Pool, 7.000%, Due 02/15/2025	34,030
25,000	Ginnie Mae I Pool, 7.000%, Due 02/15/2025	25,394
25,000	Ginnie Mae I Pool, 7.500%, Due 03/15/2025	26,304
25,000	Ginnie Mae I Pool, 7.000%, Due 03/15/2025	25,394
25,000	Ginnie Mae I Pool, 7.500%, Due 04/15/2025	25,804

66

Principal Amount		Value
$43,625	Ginnie Mae I Pool, 7.500%, Due 04/15/2025	$44,151
25,000	Ginnie Mae I Pool, 7.000%, Due 10/15/2025	25,433
25,000	Ginnie Mae I Pool, 7.000%, Due 01/15/2026	25,433
25,000	Ginnie Mae I Pool, 7.000%, Due 02/15/2026	25,433
25,000	Ginnie Mae I Pool, 7.000%, Due 04/15/2026	25,356
41,133	Ginnie Mae I Pool, 7.000%, Due 04/15/2026	41,846
25,000	Ginnie Mae I Pool, 7.000%, Due 06/15/2026	25,356
38,823	Ginnie Mae I Pool, 7.000%, Due 08/15/2026	39,376
48,072	Ginnie Mae I Pool, 7.000%, Due 08/15/2026	48,336
49,114	Ginnie Mae I Pool, 7.000%, Due 08/15/2026	49,814
42,308	Ginnie Mae I Pool, 7.000%, Due 08/15/2026	42,541
36,020	Ginnie Mae I Pool, 7.000%, Due 08/15/2026	36,218
45,992	Ginnie Mae I Pool, 7.000%, Due 08/15/2026	46,245
47,125	Ginnie Mae I Pool, 7.000%, Due 10/15/2026	47,412
25,000	Ginnie Mae I Pool, 7.000%, Due 11/15/2026	26,273
39,181	Ginnie Mae I Pool, 7.000%, Due 11/15/2026	39,432
73,979	Ginnie Mae I Pool, 7.000%, Due 01/15/2027	75,196
25,000	Ginnie Mae I Pool, 7.000%, Due 01/15/2027	26,273
27,344	Ginnie Mae I Pool, 7.000%, Due 01/15/2027	27,775
25,000	Ginnie Mae I Pool, 7.000%, Due 03/15/2027	25,479
48,076	Ginnie Mae I Pool, 7.000%, Due 03/15/2027	48,441
25,000	Ginnie Mae I Pool, 7.000%, Due 03/15/2027	26,273
31,687	Ginnie Mae I Pool, 7.000%, Due 03/15/2027	32,284
25,000	Ginnie Mae I Pool, 7.000%, Due 04/15/2027	25,464
25,000	Ginnie Mae I Pool, 7.000%, Due 04/15/2027	25,479
28,189	Ginnie Mae I Pool, 7.000%, Due 04/15/2027	28,412
25,000	Ginnie Mae I Pool, 7.000%, Due 04/15/2027	26,273
25,000	Ginnie Mae I Pool, 7.000%, Due 05/15/2027	25,464
38,556	Ginnie Mae I Pool, 7.000%, Due 05/15/2027	38,737
25,000	Ginnie Mae I Pool, 7.000%, Due 05/15/2027	25,371
25,000	Ginnie Mae I Pool, 7.000%, Due 06/15/2027	26,273

	MORTGAGE-BACKED SECURITIES - 94.5%
	U.S. GOVERNMENT AGENCY - 94.5%
25,000	Ginnie Mae I Pool, 7.000%, Due 06/15/2027	25,479
25,000	Ginnie Mae I Pool, 7.000%, Due 06/15/2027	25,446
36,642	Ginnie Mae I Pool, 7.000%, Due 07/15/2027	37,186
28,583	Ginnie Mae I Pool, 7.000%, Due 08/15/2027	29,130
43,132	Ginnie Mae I Pool, 7.000%, Due 08/15/2027	43,902
39,459	Ginnie Mae I Pool, 7.000%, Due 08/15/2027	41,469
45,309	Ginnie Mae I Pool, 7.000%, Due 08/15/2027	46,149
57,734	Ginnie Mae I Pool, 7.000%, Due 09/15/2027	58,448
35,993	Ginnie Mae I Pool, 7.000%, Due 11/15/2027	36,965
61,467	Ginnie Mae I Pool, 7.000%, Due 01/15/2028	62,082

67

Principal		Value
$25,000	Ginnie Mae I Pool, 7.000%, Due 03/15/2028	$25,750
25,000	Ginnie Mae I Pool, 7.000%, Due 04/15/2028	25,750
25,000	Ginnie Mae I Pool, 7.000%, Due 06/15/2028	25,750
25,000	Ginnie Mae I Pool, 7.000%, Due 04/15/2029	25,401
25,000	Ginnie Mae I Pool, 7.000%, Due 04/15/2029	25,401
25,000	Ginnie Mae I Pool, 7.000%, Due 04/15/2029	25,675
25,000	Ginnie Mae I Pool, 7.000%, Due 06/15/2029	25,675
45,756	Ginnie Mae I Pool, 7.000%, Due 06/15/2029	46,568
25,000	Ginnie Mae I Pool, 7.000%, Due 07/15/2029	25,675
25,000	Ginnie Mae I Pool, 7.000%, Due 09/15/2029	25,675
25,000	Ginnie Mae I Pool, 7.000%, Due 12/15/2029	25,513
25,000	Ginnie Mae I Pool, 7.000%, Due 12/15/2029	25,938
33,338	Ginnie Mae I Pool, 7.000%, Due 01/15/2030	33,873
34,119	Ginnie Mae I Pool, 7.000%, Due 01/15/2030	34,631
25,000	Ginnie Mae I Pool, 7.000%, Due 02/15/2030	25,938
25,000	Ginnie Mae I Pool, 7.000%, Due 03/15/2030	25,675
25,000	Ginnie Mae I Pool, 7.000%, Due 03/15/2030	25,669
25,000	Ginnie Mae I Pool, 7.000%, Due 03/15/2030	25,938
25,000	Ginnie Mae I Pool, 7.000%, Due 04/15/2030	25,450
38,156	Ginnie Mae I Pool, 7.000%, Due 05/15/2030	38,814
40,836	Ginnie Mae I Pool, 7.000%, Due 05/15/2030	41,673
25,000	Ginnie Mae I Pool, 7.000%, Due 05/15/2030	25,675
25,000	Ginnie Mae I Pool, 7.000%, Due 05/15/2030	25,669
25,000	Ginnie Mae I Pool, 7.000%, Due 05/15/2030	25,738
25,000	Ginnie Mae I Pool, 7.000%, Due 05/15/2030	25,938
25,000	Ginnie Mae I Pool, 7.000%, Due 05/15/2030	25,744
25,000	Ginnie Mae I Pool, 7.000%, Due 06/15/2030	25,675
25,000	Ginnie Mae I Pool, 7.000%, Due 06/15/2030	25,669
25,000	Ginnie Mae I Pool, 7.000%, Due 06/15/2030	25,738
25,000	Ginnie Mae I Pool, 7.000%, Due 06/15/2030	25,938
25,000	Ginnie Mae I Pool, 7.000%, Due 06/15/2030	25,744
40,738	Ginnie Mae I Pool, 7.000%, Due 07/15/2030	41,471
25,000	Ginnie Mae I Pool, 7.000%, Due 07/15/2030	25,938
41,433	Ginnie Mae I Pool, 7.000%, Due 08/15/2030	42,189
25,000	Ginnie Mae I Pool, 7.000%, Due 08/15/2030	25,738
25,000	Ginnie Mae I Pool, 7.000%, Due 08/15/2030	25,688
25,000	Ginnie Mae I Pool, 7.000%, Due 08/15/2030	25,744
45,189	Ginnie Mae I Pool, 7.000%, Due 09/15/2030	46,409
41,711	Ginnie Mae I Pool, 7.000%, Due 09/15/2030	42,827

	MORTGAGE-BACKED SECURITIES - 94.5%
	U.S. GOVERNMENT AGENCY - 94.5%
34,540	Ginnie Mae I Pool, 7.000%, Due 09/15/2030	35,835
41,521	Ginnie Mae I Pool, 7.000%, Due 10/15/2030	42,746
25,000	Ginnie Mae I Pool, 7.000%, Due 10/15/2030	25,744
25,000	Ginnie Mae I Pool, 7.000%, Due 11/15/2025	25,433

68

Principal Amount		Value
$44,210	Ginnie Mae I Pool, 7.000%, Due 11/15/2030	$45,426
44,416	Ginnie Mae I Pool, 7.000%, Due 01/15/2031	45,737
30,400	Ginnie Mae I Pool, 7.000%, Due 01/15/2031	31,312
44,094	Ginnie Mae I Pool, 7.000%, Due 02/15/2031	44,954
25,000	Ginnie Mae I Pool, 7.500%, Due 09/15/2022	25,803
25,000	Ginnie Mae I Pool, 7.500%, Due 10/15/2022	25,803
25,000	Ginnie Mae I Pool, 7.500%, Due 11/15/2024	25,803
44,834	Ginnie Mae I Pool, 7.500%, Due 12/15/2024	45,601
42,212	Ginnie Mae I Pool, 7.500%, Due 06/15/2025	43,568
32,075	Ginnie Mae I Pool, 7.500%, Due 06/15/2025	33,106
37,416	Ginnie Mae I Pool, 7.500%, Due 06/15/2025	38,055
33,418	Ginnie Mae I Pool, 7.500%, Due 06/15/2025	35,160
48,405	Ginnie Mae I Pool, 7.500%, Due 09/15/2025	49,238
66,478	Ginnie Mae I Pool, 7.500%, Due 12/15/2025	68,619
25,000	Ginnie Mae I Pool, 7.500%, Due 04/15/2026	25,472
41,002	Ginnie Mae I Pool, 7.500%, Due 05/15/2026	41,531
25,000	Ginnie Mae I Pool, 7.500%, Due 05/15/2026	25,839
42,647	Ginnie Mae I Pool, 7.500%, Due 07/15/2026	44,078
43,602	Ginnie Mae I Pool, 7.500%, Due 09/15/2026	44,425
34,304	Ginnie Mae I Pool, 7.500%, Due 10/15/2026	34,791
48,249	Ginnie Mae I Pool, 8.000%, Due 05/15/2025	49,017
1,955,155	Ginnie Mae II Pool, 3.500%, Due 09/20/2049 *	2,081,247
1,550,845	Ginnie Mae II Pool, 3.500%, Due 02/20/2050 *	1,769,870
1,285,500	Ginnie Mae II Pool, 4.000%, Due 08/20/2047 *	1,383,388
3,648,647	Ginnie Mae II Pool, 4.000%, Due 09/20/2047 *	3,938,100
480,974	Ginnie Mae II Pool, 4.000%, Due 10/20/2047	514,375
1,070,341	Ginnie Mae II Pool, 4.000%, Due 03/20/2048 *	1,248,902
1,421,578	Ginnie Mae II Pool, 4.000%, Due 03/20/2048 *	1,662,087
1,000,888	Ginnie Mae II Pool, 4.000%, Due 09/20/2048	1,170,048
1,411,258	Ginnie Mae II Pool, 4.000%, Due 09/20/2048 *	1,650,068
666,506	Ginnie Mae II Pool, 4.000%, Due 05/20/2049	729,719
2,992,984	Ginnie Mae II Pool, 4.000%, Due 02/20/2050 *	3,499,522
3,552,271	Ginnie Mae II Pool, 4.500%, Due 02/20/2048 *	3,888,658
1,050,293	Ginnie Mae II Pool, 4.500%, Due 07/20/2048 *	1,246,905
602,493	Ginnie Mae II Pool, 4.500%, Due 09/20/2048	688,601
1,874,867	Ginnie Mae II Pool, 4.500%, Due 02/20/2049 *	2,165,739
	TOTAL MORTGAGE-BACKED SECURITIES	74,483,348
	(Cost - $71,450,734)
	MUNICIPAL BONDS - 4.5%
1,000,000	City of Cincinnati OH Water System Revenue 2.626%, due 12/1/2040	965,794

750,000	City of Dallas TX Waterworks & Sewer System Revenue, 2.530%, Due 10/1/2037	748,794
69

Principal Amount		Value
1,000,000	Suffolk County Water Authority 2.310%, Due 06/1.2039	917,378
1,000,000	Metropolitan Atlanta Rapid Transite Authority 2.68%, Due 07/01/2040	960,610	4.559%
	(Cost - $3,795,154)

	TOTAL INVESTMENTS - 154.5%
	(Cost - $116,908,294)	121,741,717	154.504%
	CASH AND OTHER ASSETS LESS LIABILITIES – (55.5%)%	(42,946,729)
	NET ASSETS - 100.0%	$ 78,794,988	100.000%
	SECURITIES SOLD SHORT - (55.9) %
	REVERSE REPURCHASE AGREEMENTS - (55.9) %
(9,465,000)	INTL FCStone Repo, 0.230%, 4/7/2021	$ (9,465,000)
(1,725,000)	INTL FCStone Repo, 0,230%, 4/8/2021	(1,725,000)
(11,435,000)	INTL FCStone Repo, 0.230%, 4/8/2021	(11,435,000)
(14,575,000)	South Street Repo	(14,575,000)
(6,872,000)	UBS Financial Services of PR	(6,872,000)
	TOTAL REVERSE REPURCHASE AGREEMENTS	$(44,072,000)	-55.932%
	(Proceeds $44,072,000)

ADR – American Depositary Receipt

ETF – Exchange Traded Fund

Ltd. – Limited Company

*This security has been pledged as collateral for securities sold under agreements to repurchase.

Fannie Mae – Mortgage backed securities guaranteed by the Federal National Mortgage Association. These obligations are subject to principal paydowns as a result of prepayments or refinancings of the underlying mortgage instruments. As a result, the average life of these securities may be substantially less than their original maturity.

Freddie Mac – Mortgage backed securities guaranteed by the Federal Home Loan Mortgage Corporation. These obligations are subject to principal payments as a result of prepayments or refinancings of the underlying mortgage instruments. As a result the average life of these securities may be substantially less that their original maturity.

Ginnie Mae – Mortgage backed securities guaranteed by the Government National Mortgage Association. These obligations are subject to principal paydowns as a result of prepayments or refinancings of the underlying mortgage instruments. As a result, the average life of these securities may be substantially less than their original maturity. GNMA securities are the only mortgage backed securities guaranteed by the full faith and credit of the U.S. Government.

70

Financial Statements

Atlas U.S. Tactical Income Fund, Inc.
Statement of Assets and Liabilities (Unaudited)
March 31, 2021

Assets:
Investments, at fair value (cost $116,908,294) - including $52,999,261 of securities deposited in a pledge account for repurchase agreements collateral	$ 121,741,717
Deposits with broker	379,951
Cash	6,036
Interest receivable	441,207
Receivable for Fund shares sold	271,823
Receivable for securities sold	245,208
Dividend receivable	129,477
Prepaid expenses and other assets	13,133
Total Assets	123,228,552

Liabilities:
Reverse repurchase agreements (proceeds $44,072,000)	44,072,000
Payable for Fund shares redeemed	174,995
Payable for securities purchased	73,392
Investment advisory fees payable	65,446
Distribution fees payable	21,329
Interest payable for reverse repurchase agreements	3,342
Payable to related parties	10,862
Accrued expenses and other liabilities	12,198
Total Liabilities	44,433,564
Net Assets	$ 78,794,988

Net assets:
Capital stock, $0 par value
Class A, unlimited shares authorized, 6,675,208 shares issued and outstanding	$ 68,448,560
Class C, unlimited shares authorized, 950,481 shares issued and outstanding	9,753,675
Accumulated earnings	592,753
Total Net Assets	$ 78,794,988

Shares outstanding
Class A Shares	6,675,208
Class C Shares	950,481
7,625,689

71

Class A Shares:
Net Assets	$ 68,989,605
Net assets and redemption price per share	$ 10.34
Maximum offering price per share (maximum sales charge of 3.50%)	$ 10.72
Class C Shares:
Net Assets	$ 9,805,383
Net assets, offering price and redemption price per share	$ 10.32

72

Atlas U.S. Tactical Income Fund, Inc.
Statement of Operations (Unaudited)
For the Six Months Ended March 31, 2021

Investment income:
Interest	$ 1,438,375
Dividends (net of tax withholding of $20,147)	481,719
Total investment income	1,920,094

Expenses:
Investment advisory fees	362,310
Interest and leverage related expenses	57,427
Distribution fees:
Class A	50,925
Class C	37,791
Custody fees	18,581
Transfer agent fees	16,973
Administration fee	15,956
Insurance expense	13,955
Legal fees	12,808
Audit and accounting fees	12,451
Directors' fees	9,972
Fund accounting fees	7,480
Shareholder service fees	1,494
Printing expenses	1,247
Other expenses	748
Total expenses	620,118
Net investment income	$ 1,299,976

Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(64,952)
Net change in unrealized (loss):
Investments	3,170,913

Net realized and unrealized gain on investments	3,105,961
Net increase in net assets from operations	$ 4,405,937

73

Atlas U.S. Tactical Income Fund, Inc.
Statements of Changes in Net Assets

	For The Six Months	For The Year
	Ended	Ended
	March 31, 2021	September 30, 2020
From Operations:	(Unaudited)
Net investment income	$ 1,299,976	$ 2,175,280
Net realized loss on investments, options contracts and futures contracts	(64,952)	(180,948)
Net change in unrealized gain (loss) on investments and futures contracts	3,170,913	(842,304)
	4,405,937	1,152,028

Distributions to shareholders:
Total distributions
Class A	(1,285,348)	(1,881,075)
Class C	(140,009)	(179,655)
Total Distributions to shareholders:	(1,425,357)	(2,060,730)

From capital share transactions:
Shares sold
Class A	21,216,338	12,591,922
Class C	4,072,860	786,000

Shares issued in reinvestment of distributions
Class A	331,668	455,070
Class C	32,354	43,981

Shares redeemed
Class A	(2,132,212)	(2,897,494)
Class C	(221,039)	(563,598)
Redemption fees
Class A	-	26
Class C	-	-
Net increase in net assets from capital share transactions	23,299,969	10,415,907

Net Increase in Net Assets	26,280,549	9,507,205

Net Assets:
Beginning of Period	$ 52,514,439	$ 43,007,234
End of Period	$ 78,794,988	$ 52,514,439

	78,794,988	52,514,439

74

Atlas U.S. Tactical Income Fund, Inc.
Statement of Cash Flows (Unaudited)
For the Six Months Ended March 31, 2021

Cash used in operating activities
Net increase in net assets resulting from operations	$ 4,405,937
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Purchases of investments	(39,499,837)
Proceeds from sales of investments	12,659,936
Proceeds from paydowns on investments	6,345,768
Amortization of premiums on investments, net	123,376
Net realized loss on investments	64,952
Net change in unrealized gain on investments	(3,170,913)
Increase (decrease) in assets:
Deposits with broker	(185,991)
Interest receivable	(81,670)
Dividend receivable	(19,131)
Prepaid expenses and other assets	(11,870)
Increase (decrease) in liabilities:
Investment advisory fees payable	14,279
Distribution fees payables	8,655
Payable to related parties	4,868
Accounts payable and other accrued expenses	(46,830)
Net cash used in operating activities	(19,388,471)

Cash flows from financing activities:
Proceeds from shares sold	25,085,088
Decrease in borrowings, net of repayments of $756,731,000	(2,176,000)
Payment of shares redeemed	(2,453,246)
Distributions to shareholders	(1,061,335)
Net cash from financing activities	19,394,507

Net increase in cash	6,036
Cash at beginning of period	-
Cash at end of period	$ 6,036

Supplemental disclosures:
Interest paid	$ 57,427
Non-Cash Financing Activities:
Dividends reinvested	$ 364,022

75

Financial Highlights

The following per unit data and ratios have been derived from information provided in the financial statements.

		Class A
		For the Six Months Ended March 31, 2021	For the Year Ended September 30, 2020	For the Year Ended September 30, 2019	For the Year Ended September 30, 2018	For the Year Ended September 30, 2017	For the Year Ended September 30, 2016
Per-share operating performance:		(Unaudited)
Net asset value, beginning of period		$ 9.77	$ 9.96	$ 10.32	$ 10.59	$ 10.64	$ 10.00

Income from investment operations:
	Net investment income*	0.21	0.45	0.38	0.36	0.31	0.33
	Net realized and unrealized gain (loss) from investment operations*
		0.59	(0.21)	(0.36)	(0.30)	(0.04)	0.54
		0.80	0.24	0.02	0.06	0.27	0.87
Less distributions:
	Dividends from net investment income	(0.23)	(0.43)	(0.38)	(0.33)	(0.32)	(0.23)

	Net asset value, end of period	$ 10.34	$ 9.77	$ 9.96	$ 10.32	$ 10.59	$ 10.64

Total investment return based on net asset value per share*		8.10%	2.46%	0.01%	0.63%	2.41%	8.91%

Ratios as a percentage of average net assets:
Expenses:
	before waiver/recapture	1.83%	2.62%	3.84%	3.39%	2.96%	3.48%
	net of waiver/recapture	1.83%	2.62%	4.00%	3.52%	2.90%	2.29%
Expenses. excluding interest and leverage related expenses:
	before waiver/recapture	1.65%	1.75%	1.78%	1.86%	2.08%	2.98%
	net of waiver/recapture	1.65%	1.75%	1.94%	1.99%	2.02%	1.79%
Net investment income **		4.14%	4.61%	3.78%	3.42%	2.95%	3.18%
Net assets, end of period (in thousands)		$ 68,990	$ 46,914	$ 37,581	$ 29,911	$ 23,876	$ 13,179

Portfolio turnover rate		11%	45%	61%	99%	52%	99%

*	Based on average shares outstanding during the year ended September 30, 2016 of 816,033 for Class A shares.
*	Based on average shares outstanding during the year ended September 30, 2017 of 1,909,087 for Class A shares.
*	Based on average shares outstanding during the year ended September 30, 2018 of 2,652,872 for Class A shares.
*	Based on average shares outstanding during the year ended September 30, 2019 of 3,249,202 for Class A shares.
*	Based on average shares outstanding during the year ended September 30, 2020 of 4,343,640 for Class A shares.
*	Based on average shares outstanding during the six months ended March 31, 2021 of 5,531,319 for Class A shares.
**	Based on average gross assets of $15,239,316 for Class A shares during the year ended September 30, 2016.
**	Based on average gross assets of $36,708,891 for Class A shares during the year ended September 30, 2017.
**	Based on average gross assets of $50,510,471 for Class A shares during the year ended September 30, 2018.

76

**	Based on average gross assets of $58,412,348 for Class A shares during the year ended September 30, 2019.
**	Based on average gross assets of $78,461,275 for Class A shares during the year ended September 30, 2020.
The following per unit data and ratios have been derived from information provided in the financial statements.

		Class C
		For the Six Months Ended March 31, 2021	For the Year Ended September 30, 2019	For the Year Ended September 30, 2019	For the Year Ended September 30, 2018	For the Year Ended September 30, 2017	For the Year Ended September 30, 2016
	Per-share operating performance:	(Unaudited)
	Net asset value, beginning of period	$ 9.75	$ 9.93	$ 10.30	$ 10.56	$ 10.63	$ 10.00

	Income from investment operations:
	Net investment income*	0.17	0.38	0.30	0.27	0.22	0.23
	Net realized and unrealized gain (loss) from investment operations*
		0.58	(0.22)	(0.38)	(0.30)	(0.03)	0.55
		0.75	0.16	(0.08)	(0.03)	0.19	0.78
	Less distributions:
	Dividends from net investment income	(0.18)	(0.34)	(0.29)	(0.23)	(0.26)	(0.15)

	Net asset value, end of period	$ 10.32	$ 9.75	$ 9.93	$ 10.30	$ 10.56	$ 10.63

	Total investment return based on net asset value per share*	7.66%	1.64%	(0.85)%	(0.28)%	1.68%	7.90%

	Ratios as a percentage of average net assets:
	Expenses:
	before waiver/recapture	2.63%	3.34%	4.61%	4.27%	3.81%	3.18%
	net of waiver/recapture	2.63%	3.34%	4.76%	4.40%	3.73%	1.96%
Expenses. excluding interest and leverage related expenses:
	before waiver/recapture	2.45%	2.46%	2.55%	2.74%	2.94%	2.69%
	net of waiver/recapture	2.45%	2.46%	2.70%	2.87%	2.86%	1.47%
Net investment income **		3.33%	3.86%	2.99%	2.56%	2.08%	2.20%

Net assets, end of period (in thousands)		$ 9,805	$ 5,600	$ 5,426	$ 4,872	$ 3,819	$ 3,272

Portfolio turnover rate		11%	45%	61%	99%	52%	99%

*	Based on average shares outstanding during the year ended September 30, 2016 of 219,124 for Class C shares.
*	Based on average shares outstanding during the year ended September 30, 2017 of 317,019 for Class C shares.
*	Based on average shares outstanding during the year ended September 30, 2018, of 416,538 for Class C shares.
*	Based on average shares outstanding during the year ended September 30, 2019 of 506,170 for Class C shares.
*	Based on average shares outstanding during the year ended September 30, 2020 of 527,968 for Class C shares.
*	Based on average shares outstanding during the six months ended March 31, 2021 of 739,540 for Class C shares.

77

**	Based on average gross assets of $4,072,083 for Class C shares during the year ended September 30, 2016.
**	Based on average gross assets of $6,082,903 for Class C shares during the year ended September 30, 2017.
**	Based on average gross assets of $7,894,764 for Class C shares during the year ended September 30, 2018.
**	Based on average gross assets of $9,062,737 for Class C shares during the year ended September 30, 2019.
**	Based on average gross assets of $9,510,788 for Class C shares during the year ended September 30, 2020.
78

Note 1 - Organization

Atlas U.S. Tactical Income Fund, Inc. (the Fund) is a diversified, leveraged, open-end, redeemable at will, mutual fund investment company registered under the Puerto Rico Investment Companies Act of 2013 (the Act), as amended, and organized under the laws of the Commonwealth of Puerto Rico. The Fund was incorporated on June 17, 2015 and started operations on October 1, 2015. The Fund’s investment objective is to maximize total return, consistent with preservation of capital.

The following is a summary of significant accounting policies followed by the Fund:

Basis of Accounting

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (GAAP) applicable to investment companies. The Fund is an investment company and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 "Financial Services – Investment Companies" including FASB Accounting Standard Update ASU 2013-08.

Basis of Presentation

The accompanying financial statements have been prepared on the accrual method of accounting.

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Net Asset Value

The net asset value per share of the Fund is determined as of the close of regular trading on each day that the New York Stock Exchange and commercial banks in Puerto Rico are open for business by adding the amortized cost value of all securities and other assets of the Fund, then subtracting its liabilities, and then dividing the result by the total number of shares outstanding.

Fair Value Measurements

The Fund follows the provisions of FASB ASC 820 - Fair Value Measurements and Disclosures for fair value measurements of financial assets and financial liabilities and for fair value measurements of non-financial items that are recognized or disclosed at fair value in the financial statements on a recurring basis and defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. It also establishes a framework for measuring fair value and expands disclosures about fair value measurements.

Investment Transactions

Investment transactions are recorded on a trade date basis. Differences between cost and fair values are reflected as unrealized appreciation or depreciation on investments. The Fund uses the high cost method for determining realized gains or losses on investments.

Dividend income is recognized on the ex-dividend date, and interest income is recognized on the accrual basis. Discounts and premiums on fixed income securities are accreted or amortized using the interest yield method or another accounting method whose results are not materially different from the interest yield method.

Taxation

As a registered investment company under the Puerto Rico Investment Company Act, the Fund will not be subject to Puerto Rico income tax for any taxable year if it distributes at least 90% of its taxable net investment income for such year,

76

as determined for these purposes. Accordingly, as the Fund intends to meet this distribution requirement, the income earned by the Fund is not subject to Puerto Rico income tax at the Fund level.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is more likely than not to be sustained on its merits in examination by the tax authorities. Management has analyzed the Fund's tax positions and has concluded that no liability should be recorded related to uncertain tax positions taken on returns filed for open tax years. As of March 31, 2021, there were no uncertain tax positions for the Fund or unrecognized tax benefits. The Fund remains subject to income tax examinations for its PR income taxes for the fiscal years 2016 to 2020.

The Fund can invest in taxable and tax-exempt securities. In general, distributions of taxable income dividends, if any, to Puerto Rico individuals, estates, and trusts are subject to a tax of 15%. Moreover, distribution of capital gain dividends, if any to (a) Puerto Rico individuals, estates, and trusts are subject to a tax of 15% and (b) Puerto Rico corporations are subject to a tax of 20%. The tax withholdings are effected at the time of payment of the corresponding dividend. Otherwise, tax distributions will be subject to regular income tax. Individual shareholders may be subject to alternate basic tax on certain fund distributions. Certain Puerto Rico entities receiving taxable income dividends are entitled to claim 85% dividends received deduction. Fund shareholders are advised to consult their own tax advisers.

In addition, the Fund is exempt from United States income taxes, except for dividends received from United States sources, which are subject to a 10% United States withholding tax if certain requirements are met. Dividend income is recorded net of taxes. In the opinion of the Fund's legal counsel, the Fund is not required to file a U.S. federal income tax return.

Shares Issues and Redemptions

In accordance with the terms of the Fund, a net asset value per share is determined for each share class, as of the close of business on every business day for the purposes of issuance and redemption of the Fund’s shares.

Dividends and Distributions to Shareholders

The Fund distributes income on a monthly basis. The Fund does not generally intend to distribute capital gains, unless the Board of Directors (Board) determines that capital gains must be distributed to holders of shares in order to ensure advantageous tax treatment for the Fund or its shareholders.

Concentration of Credit Risk

The Fund is designated as a diversified fund, which may not invest more than 5% of the Fund’s total assets in a single issuer, with the exception of obligations guaranteed by the U.S. Government or one of its agencies.

Financial instruments that potentially expose the Company to certain concentrations of credit risk include cash in bank accounts. The cash deposits, at times, may exceed the amount insured by the Federal Deposit Insurance Corporation (FDIC).

Deposit accounts, including checking and savings accounts, money market deposit accounts and certificates of deposit are standardly insured for up to $250,000 by the FDIC. The standard insurance coverage is per depositor, per insured bank. In addition, deposits with broker dealers are insured by the Securities Investor Protection Corporation (SIPC) up to $250,000. Cash deposit with counter parties for futures and options are uninsured. At March 31, 2021, the Fund had no uninsured cash deposits fully related to broker deposits and variation funds for futures and options. The Fund has not experienced any losses on such accounts.

Futures Contracts – The Fund is subject to interest rate risk in the normal course of pursuing its investment objective. The Fund may purchase or sell futures contracts to gain exposure to, or hedge against, changes in the value of interest rates. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral for the account of the broker (the Fund’s agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by “marking to market” on a daily basis to reflect the market value of the contracts at the end of each day’s trading. Variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. If the Fund is unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. The Fund segregates cash having a value at least equal to the amount of the current obligation under any

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Note 1 - Organization – (continued)

open futures contract. Risks may exceed amounts recognized in the Statement of Assets and Liabilities. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

There were no futures outstanding as of March 31, 2021.

Option Transactions – The Fund is subject to equity price risk in the normal course of pursuing its investment objective and may purchase options to help hedge against risk.

The Fund may purchase put and call options. Put options are purchased to hedge against a decline in the value of securities held in the Fund’s portfolio. If such a decline occurs, the put options will permit the Fund to sell the securities underlying such options at the exercise price, or to close out the options at a profit. The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises or declines sufficiently, the option may expire worthless to the Fund. In addition, in the event that the price of the security in connection with which an option was purchased moves in a direction favorable to the Fund, the benefits realized by the Fund as a result of such favorable movement will be reduced by the amount of the premium paid for the option and related transaction costs. Purchased options are non-income producing securities. With purchased options, there is minimal counterparty risk to the Fund since these options are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded options, guarantees against a possible default.

There were no options outstanding as of March 31, 2021.

The cost of purchases and proceeds from the sale of securities, other than short-term securities, for the six months ended March 31, 2021, amounted to $39,499,837 and $12,659,936, respectively.

Note 2 - Fair Value Measurements

Security valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions or market quotations from a major market maker in the securities. The independent pricing service does not distinguish between smaller-sized bond positions known as “odd lots” and larger institutional-sized bond positions known as “round lots.” The Fund may fair value a particular bond if the adviser does not believe that the round lot value provided by the independent pricing service reflects fair value of the Fund’s holding. Futures contracts are valued at the final settled price or, in the absence of a settled price, at the last sale price on the day of valuation. Exchange traded options are valued at the last sale price or in the absence of a sale, at the mean between the current bid and ask prices. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost.

Open-end underlying funds are valued at their respective net asset values as reported by such investment companies. The underlying funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the Boards of the underlying funds.

The Fund determines the fair value of its financial instruments based on the Fair Value Measurement framework, which establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (level 1 measurement) and the lowest priority to unobservable inputs (level 3 measurements). The three levels of the fair value hierarchy are described below:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

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Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following table summarizes the inputs used as of March 31, 2021, for the Fund’s assets measured at fair value:

Assets*	Level 1	Level 2	Level 3	Total
Common Stock	$21,645,436	$-	$-	$21,645,436
Corporate Bonds	-	19,522,354	-	19,522,354
Exchange Traded Funds	2,498,007	-	-	2,498,007
Mortgage-Backed Securities	-	74,483,348	-	74,483,348
Municipal Bonds	-	3,592,572	-	3,592,572
Total	$24,143,443	$97,598,274	$-	$121,741,717

Liabilities
Reverse Repurchase Agreements	$-	$(44,072,000)	$-	$(44,072,000)

The Fund did not hold any Level 3 securities during the period.

*Please refer to the Schedule of Investments for industry classifications.

Following is a description of the Fund’s valuation methodologies used for assets and liabilities measured at fair value:

Equity Securities – Equity securities include common stock, exchange traded funds and master limited partnerships. Equity securities with quoted market prices obtained from an active exchange market are classified as Level 1.

Exchange Traded Funds (ETFs) – ETFs are priced continuously during normal trading hours in an active exchange market. The net asset value (NAV) of ETFs is calculated at the end of each trading day, at market close. ETFs are classified as Level 1.

U.S. Government Agency Debentures, Mortgage-Backed and Instrumentalities – Fair value for these securities is obtained from third-party pricing service providers that use a pricing methodology based on an active exchange market and quoted market prices for similar securities. Other US Government debt securities, other than U.S. Treasury Notes, are classified as Level 2.

Corporate Bonds - The fair value of corporate bonds is estimated using various techniques, which may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (when observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. Although most corporate bonds are categorized in level 2 of the fair value hierarchy, in instances when lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in level 3.

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Offsetting of Financial Assets and Derivative Assets and Liabilities – The Fund’s policy is to recognize a net asset or liability equal to the net appreciation (depreciation) of the derivative.  The following table shows additional information regarding derivatives and the offsetting of assets and liabilities at March 31, 2021.

	2020
				Gross Amounts Not Offset in the Statement of Assets & Liabilities
Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets & Liabilities	Net Amounts Presented in the Statement of Assets & Liabilities	Financial Instruments	Collateral Pledged/(Received)	Net Amount
Liabilities

Reverse repurchase agreements	$44,072,000	$-	$44,072,000	$-	$-	$44,072,000
Total	$44,072,000	$-	$44,072,000	$-	$-	$44,072,000

Note 3 - Management, Advisory, Distribution and Other Fees

Investment Advisory Fees

Atlas Asset Management, LLC (AAM or Adviser) provides investment advisory services to the Fund. AAM charges an investment advisory fee at an annual rate of 0.65% computed on the Fund’s average daily gross assets with breakpoints on gross assets exceeding $100 million.

Administrative Fees

AAM supervises the operations of the Fund, which includes maintaining custody of the assets, valuing the shares of the Fund to determine sales and redemption prices, maintaining record books, and executing portfolio transactions. AAM engaged to serve as sub-administrator and transfer agent to the Fund.

Distribution Fees

Oriental Financial Services Corp. (OFSC), a broker-dealer registered in Puerto Rico, participates in the distribution of the Fund’s shares. The distribution fee amounts to an annual rate of 0.25% and 1.00% of the Class A and Class C shares, respectively, computed on the Fund’s average daily net assets. For the six months March 31, 2021, $64,364 for Class A and $51,923 for Class C of distribution fees was paid by the Fund.

Note 3 - Management, Advisory, Distribution and Other Fees – (continued)

Other Fees

Certain officers and directors of the Fund are also officers and directors of AAM. The Fund also has three independent directors, who are paid based upon fees per meeting and disclosed in the Prospectus. For the fiscal six months March 31, 2021, the independent directors received $9,972 in fees.

Note 4 - Investment and Other Requirements and Limitations

The Fund is subject to certain requirements and limitations related to investments. Some of these requirements and limitations are imposed statutorily or by regulation, while others are by procedures established by the Board. The most significant requirements and limitations are discussed below.

The Fund is prohibited from investing in direct or indirect obligations issued by the Commonwealth of Puerto Rico or any of its instrumentalities or any security deemed illiquid by the Adviser.

Normally, at least 20% of the Fund’s assets must be invested solely in securities issued by Government National Mortgage Association (“GNMA” or “Ginnie Mae”), Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”) representing an interest in or guaranteed by mortgages on real property located in Puerto Rico.

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Note 5 - Share Transactions

The Fund is authorized to issue an unlimited number of Class A and Class C shares of common stock with no par value per share. Transactions in shares during the six months ended March 31, 2021 and year ended September 30, 2020, were as follows:

March 31, 2021

	Shares
	Class A	Class C

Shares sold	2,050,939	394,475
Shares issued in reinvestment of distributions	32,715	3,179
Shares redeemed	(210,535)	(21,544)

Net increase	1,873,119	376,110
Shares outstanding
Beginning of year	4,802,089	574,371
End of year	6,675,208	950,481

September 30, 2020

	Shares
	Class A	Class C

Shares sold	1,271,407	79,282
Shares issued in reinvestment of distributions	46,036	4,466
Shares redeemed	(289,784)	(55,675)

Net increase	1,027,659	28,073
Shares outstanding
Beginning of year	3,774,430	546,298
End of year	4,802,089	574,371

Note 6 - Tax Components of Capital

The tax attributes of distributions paid during the fiscal year ended September 30, 2020, were as follows:

Fiscal Year Ended September 30, 2020
Odinary Income	$(2,060,730)
Long-Term Capital Gain	-
Return of Capital	-
Total	$(2,060,730)

The Fund’s net investment income and net realized loss on investments and futures contracts reflected in the financial statements differ from distributable net investment income and net realized loss on investments and futures contracts for tax purposes. Permanent book and tax differences are primarily attributable to the tax adjustments for real estate investment trusts and partnerships, and paydowns from mortgage-backed securities, as follows:

2020
Net investment income per statement of operations	$2,175,280
Tax adjustments for real estate investment trusts and partnerships	-
Reclassification of realized loss on securities' paydown for tax purposes	768,508
Distributable net investment income for tax purposes	$2,943,788

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Net realized loss on investments and derivatives per statement of operations	$(180,948)
Tax adjustments for real estate investment trusts and partnerships	-
Reclassification of realized loss on securities' paydown for tax purposes	(768,508)
Net realized loss on investments and futures contracts for tax purposes	$(949,456)

The undistributed net investment income and accumulated net realized loss on investments (tax basis) and futures contracts, respectively, (for tax purposes) at September 30, 2020, were as follows:

2020
Undistributed net investment income, beginning of the year	$399,005
Net investment income for the year	2,943,788
Distributions	(2,060,730)
Undistributed net investment income, end of the year	$1,282,063

Accumulated net realized loss on investments and future contracts,	$(4,382,944)
beginning of the year
Net realized loss on investment and future contracts for the year, tax basis	(949,456)
Distributions	-
Accumulated net realized loss on investments and future contracts,
end of the year, tax basis	$(5,332,400)

Note 7 - Securities Sold Under Agreements to Repurchase

Reverse Repurchase agreements involve the purchase of a security by a fund and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the fund at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

If a reverse repurchase agreement counterparty defaults, the Fund may suffer time delays and incur costs or possible losses in connection with the disposition of the securities underlying the reverse repurchase agreement. In the event of a default, instead of the contractual fixed rate of return, the rate of return to the Fund will depend on intervening fluctuations of the market values of the underlying securities and the accrued interest thereon. In such an event, the Fund would have rights against the counterparty for breach of contract with respect to any losses resulting from those market fluctuations.

At March 31, 2021, the Fund had outstanding $44,072,000 in securities sold under agreements to repurchase. Summarized information on such borrowing was as follows:

Weighted-average interest rate at end of the period . . . . . . . . . . . . . . . . . . ………….... …... 0.21%

Maximum aggregate balance outstanding at any time during the period . . . . . . . ….$53,930,000

Average balance outstanding during the period . . . . . . . . . . . . . . . . . . . . . . . . . . ……. $47,917,341

Weighted-average interest rate during the period . . . . . . . . . . . . . . . . . . . . . ………… …….0.24%

At March 31, 2021, the interest rates on five outstanding agreements with maturities up to April 8, 2021, were 0.18%, 0.21%, 0.23%, 0.23% and 0.23%.

At March 31, 2021, investment securities amounting to $52,999,261 were pledged as collateral for securities sold under agreements to repurchase. The counterparties under such agreements to repurchase have the right to sell or repledge the investment securities. Interest payable on securities sold under agreements to repurchase amounted to $5,084 at March2021.

No trades were executed by any affiliate of the Adviser.

Note 8 – Risks and uncertainties

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The business, results of operations and financial condition of the Fund may be adversely affected by public health epidemics, such as the recent novel coronavirus spread. A public health epidemic poses the risk that the Fund, it is employees, business partners and investors may be prevented from conducting business activities for an indefinite period of time, including due to lockdowns that may be requested or mandated by governmental authorities. As of the date of issuing these financial statements, the Fund has not experienced financial losses or operating disruptions that adversely affects the Fund’s performance.

Note 9 - Subsequent Events

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued.   Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

The Fund was incorporated in the Commonwealth of Puerto Rico on April 16, 2015 as a diversified, leveraged, open-end, redeemable at will, mutual fund investment company and was registered under the Puerto Rico Investment Companies Act of 2013, as amended (“PRICA”), while relying on the exemption granted under Section 6(a)(1) of the Investment Company Act of 1940, as amended (the “1940 Act”). Since said exemption is scheduled to become ineffective on May 24, 2021, the Fund is now seeking registration under the 1940 Act and will be subject the regulations of the United States Securities and Exchange Commission.

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Additional Information

Description of Shares

The Fund is authorized to issue 5,000,000 shares of Class A Common Stock and 1,500,000 shares of Class C Common Stock, $0.01 par value per Share. The Board of Directors is authorized to classify and reclassify any unissued shares of capital stock from time to time by setting or changing the rights, preferences, and other terms and conditions of such shares.

The Shares have no preemptive or conversion rights. Each Share has equal voting, dividend, distribution, and liquidation rights. Shareholders are entitled to one vote per Share. All voting rights for the election of directors are noncumulative, which means that the holders of more than 50% of the Shares can elect 100% of the directors then nominated for election if they choose to do so, and in such event, the holders of the remaining Shares will not be able to elect any directors.

Valuation of Shares

The price of your Fund shares is based on the net asset value of the Fund. The Fund calculates net asset value daily, as of the close of the New York Stock Exchange (generally 4 p.m. New York time). For purposes of determining the net asset value of a share, the value of the securities held by the Fund plus any cash or other assets (including interest accrued but not yet received) minus all liabilities (including borrowings and accrued interest thereon and other accrued expenses) is divided by the total number of Shares outstanding at such time. Expenses, including the fees payable to the Investment Adviser, the Distributor and the Administrator, are accrued daily and paid monthly.

The net asset value per Fund share is based solely on the value of the assets in the Fund. Your price for buying or selling Shares will be the net asset value of the Fund that is next calculated after the Fund accepts your order. Your Financial Advisor or other selected securities dealer is responsible for making sure that your order is promptly sent to the Fund when Shares are purchased in a manner other than through the automatic distribution reinvestment program described in the following paragraph.

All distributions on Shares are reinvested automatically in full and fractional shares at the net asset value per Share next determined after the declaration of such distribution. A shareholder at any time, by written notification to the Distributor or a dealer, may request to have subsequent distributions paid in cash, rather than reinvested, in which event payment will be mailed on or about the payment date.

The Fund’s assets will be valued by the Administrator, on the basis of valuations provided by pricing services which were approved by the Fund’s management and the Board of Directors. In arriving at their valuation, pricing sources may use both a grid matrix of securities values as well as the evaluations of their staff. The valuation, in either case, is based on information concerning actual market transactions and quotations from dealers or a grid matrix performed by an outside vendor that reviews certain market and security factors to arrive at a bid price for a specific security. The Investment Adviser can override any price that it believes is not consistent with market conditions.

The Investment Adviser has established a Valuation Committee (the “Committee”) which is responsible for overseeing the pricing and valuation of all securities held in the Fund by the Administrator. The Committee operates under pricing and valuation policies and procedures established by the Investment Adviser and approved by the Board of Directors. The policies and procedures set forth the mechanisms and processes to be employed on a daily basis related to the valuation of portfolio securities for the purpose of determining the net asset value of the Fund. The Committee reports to the Board of Directors on a regular basis.

Generally Accepted Accounting Principles (“GAAP”) provide a framework for measuring fair value and expands disclosures about fair value measurements and requires disclosures surrounding the various inputs that are used in determining the fair value of the Fund’s investments. These inputs are summarized in three (3) broad levels listed below:

•	Level 1 - Quoted prices in active markets for identical assets and liabilities at the measurement date. An active market is one in which transactions for the asset occurs with sufficient frequency and volume to provide pricing information on an ongoing basis.
•	Level 2 - Are significant inputs other than quoted prices included in Level 1 that are observable (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.), either directly or indirectly.
•	Level 3 - Significant unobservable inputs, for example, inputs derived through extrapolation that cannot be corroborated by observable market data. These will be developed based on the best information available in the circumstances. Level 3 inputs will consider the assumptions that market participants would use in pricing the asset, including assumptions about risk (e.g., credit risk, model risk, etc.).

The Fund maximizes the use of observable inputs and minimizes the use of unobservable inputs, by requiring that the observable inputs be used when available. Fair value is based upon quoted market prices when available. Valuation adjustments are limited to those necessary to ensure that the financial instrument’s fair value is adequately representative of the price that would be received or paid in

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the marketplace. These adjustments include amounts that reflect counterparty credit quality, the Fund’s credit standing, constraints on liquidity, and unobservable parameters that are applied consistently.

The estimated fair value may be subjective in nature and may involve uncertainties and matters of significant judgment for certain financial instruments. Changes in the underlying assumptions used in calculating fair value could significantly affect the results.

Therefore, the estimated fair value may materially differ from the value that could actually be realized on sale.

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Appendix A

Glossary of Investment Terms

This glossary provides a more detailed description of some of the types of securities, investment strategies, and other instruments in which the Fund may invest, as well as some general investment terms. The Fund may invest in these instruments to the extent permitted by its investment objective and policies. The Fund is not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus.

Equity and Debt Securities

Average-Weighted Effective Maturity is a measure of a bond’s maturity. The stated maturity of a bond is the date when the issuer must repay the bond’s entire principal value to an investor. Some types of bonds may also have an “effective maturity” that is shorter than the stated date due to prepayment or call provisions. Securities without prepayment or call provisions generally have an effective maturity equal to their stated maturity. Average-weighted effective maturity is calculated by averaging the effective maturity of bonds held by a fund with each effective maturity “weighted” according to the percentage of net assets that it represents.

Bonds are debt securities issued by a company, municipality, government, or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

Common stocks are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer’s board of directors.

Debt securities are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.

Duration is the time it will take investors to recoup their investment in a bond. Unlike average maturity, duration reflects both principal and interest payments. Generally, the higher the coupon rate on a bond, the lower its duration will be. The duration of a bond portfolio is calculated by averaging the duration of bonds held by a fund with each duration “weighted” according to the percentage of net assets that it represents. Because duration accounts for interest payments, a Fund’s duration is usually shorter than its average maturity.

Equity securities generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other securities with equity characteristics.

Exchange-traded funds (“ETFs”) are index-based investment companies which hold substantially all of their assets in securities with equity characteristics. As a shareholder of another investment company, a fund would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operations.

Fixed-income securities are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate, and municipal obligations that pay a specified rate of interest, dividends, or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

High-yield/high-risk bonds are bonds that are rated below investment grade by the primary rating agencies (i.e., BB+ or lower by Standard & Poor’s and Fitch, or Ba or lower by Moody’s). Other terms commonly used to describe such bonds include “lower rated bonds,” “non-investment grade bonds,” and “junk bonds.”

Mortgage- and asset-backed securities are shares in a pool of mortgages or other debt instruments. These securities are generally pass-through securities, which means that principal and interest payments on the

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underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, a fund may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

Municipal securities are bonds or notes issued by a U.S. state or political subdivision. A municipal security may be a general obligation backed by the full faith and credit (i.e., the borrowing and taxing power) of a municipality or a revenue obligation paid out of the revenues of a designated project, facility, or revenue source.

Pass-through securities are shares or certificates of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer.

Real estate investment trust (“REIT”) is an investment trust that operates through the pooled capital of many investors who buy its shares. Investments are in direct ownership of either income property or mortgage loans.

U.S. Government securities include direct obligations of the U.S. Government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years, and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the

U.S. Government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations, and others are supported only by the credit of the sponsoring agency.

Variable and floating rate securities have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the “underlying index”). The floating rate tends to decrease the security’s price sensitivity to changes in interest rates.

Futures and Options

Derivatives are financial instruments whose performance is derived from the performance of another asset (stock, bond, commodity, currency, interest rate or market index). Types of derivatives can include, but are not limited to options, forward contracts, swaps, and futures contracts.

Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. A Fund may buy and sell futures contracts on foreign currencies, securities, and financial indices including indices of U.S. Government, foreign government, equity, or fixed-income securities. A Fund may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date. Futures contracts and options on futures are standardized and traded on designated exchanges.

Options are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. A Fund may purchase and write put and call options on securities, securities indices, and foreign currencies. A Fund may purchase or write such options individually or in combination.

Other Investments, Strategies, and/or Techniques

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Diversification is a classification given to a fund under the 1940 Act and the Puerto Rico Investment Companies Act of 2013, as amended (the “2013 Act”). Funds are classified as either “diversified” or “non-diversified.” To be classified as “diversified” under the 1940 Act and the 2013 Act, a fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in any issuer and may not own more than 10% of the outstanding voting securities of an issuer. A fund that is classified as “no diversified” under the 1940 Act and the 2013 Act, may not invest more than 25% of its assets, including cash, in the outstanding voting securities of any single issuer. Because the appreciation or depreciation of a single security may have a greater impact on the net asset value of a fund which is classified as no diversified, its share price can be expected to fluctuate more than a comparable fund which is classified as diversified.

Market capitalization is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company’s stock by the total number of its shares outstanding. Market capitalization is an important investment criterion for certain funds, while others do not emphasize investments in companies of any particular size.

Repurchase agreements involve the sale of a security by a fund to another party (generally a bank or dealer) in return for cash and an agreement by the fund to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.

Short sales in which a fund may engage may be either “short sales against the box” or other short sales. Short sales against the box involve selling short a security that a fund owns, or the fund has the right to obtain the amount of the security sold short at a specified date in the future. A fund may also enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility. If the value of a security sold short increases prior to the scheduled delivery date, the fund loses the opportunity to participate in the gain. For short sales, the fund will incur a loss if the value of a security increases during this period because it will be paying more for the security than it has received from the purchaser in the short sale. If the price declines during this period, a fund will realize a short-term capital gain. Although a fund’s potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security.

Reverse Repurchase agreements involve the purchase of a security by a fund and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the fund at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

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Appendix B

The following is a description of credit ratings issued by three of the major credit rating agencies. Credit ratings evaluate only the safety of principal and interest payments, not the market value risk of lower quality securities. Credit rating agencies may fail to change credit ratings to reflect subsequent events on a timely basis. Although AAM considers security ratings when making investment decisions, it also performs its own investment analysis and does not rely solely on the ratings assigned by credit agencies.

Standard & Poor’s

Description of Issue Credit Rating Definitions of Standard & Poor’s, a Division of the McGraw-Hill Companies, Inc. (“S&P”)

A Standard & Poor’s issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects Standard & Poor’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days—including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. Medium-term notes are assigned long-term ratings.

Long-Term Issue Credit Ratings

Issue credit ratings are based, in varying degrees, on Standard & Poor’s analysis of the following considerations:

•                     Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

•                     Nature of and provisions of the obligation, and the promise we impute.

•                     Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA

An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA

An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A

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An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB

An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB; B; CCC; CC; and C

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB

An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B

An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC

An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC

An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but Standard & Poor’s expects default to be a virtual certainty, regardless of the anticipated time to default.

C

An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D

An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

NR

This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

*The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Short-Term Issue Credit Ratings

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A-1

A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2

A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3

A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B

A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

C

A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D

A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

Fitch Ratings

Description of Fitch Ratings, Inc.’s (“Fitch”) Credit Ratings

Fitch Ratings’ credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Credit ratings are used by investors as indications of the likelihood of receiving the money owed to them in accordance with the terms on which they invested. The agency’s credit ratings cover the global spectrum of corporate, sovereign (including supranational and sub-national), financial, bank, insurance, municipal and other public finance entities and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.

The terms “investment grade” and “speculative grade” have established themselves over time as shorthand to describe the categories ‘AAA’ to ‘BBB’ (investment grade) and ‘BB’ to ‘D’ (speculative grade). The terms “investment grade” and “speculative grade” are market conventions, and do not imply any recommendation or endorsement of a specific security for investment purposes. “Investment grade” categories indicate relatively low to moderate credit risk, while ratings in the “speculative” categories either signal a higher level of credit risk or that a default has already occurred.

A designation of “Not Rated” or “NR” is used to denote securities not rated by Fitch where Fitch has rated some, but not all, securities comprising an issuance capital structure.

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Credit ratings express risk in relative rank order, which is to say they are ordinal measures of credit risk and are not predictive of a specific frequency of default or loss. For information about the historical performance of ratings please refer to Fitch’s Ratings Transition and Default studies which detail the historical default rates and their meaning. The European Securities and Markets Authority also maintains a central repository of rating default rates.

Fitch Ratings’ credit ratings do not directly address any risk other than credit risk. In particular, ratings do not deal with the risk of a market value loss on a rated security due to changes in interest rates, liquidity and other market considerations. However, in terms of payment obligation on the rated liability, market risk may be considered to the extent that it influences the ability of an issuer to pay upon a commitment. Ratings nonetheless do not reflect market risk to the extent that they influence the size or other conditionality of the obligation to pay upon a commitment (for example, in the case of index-linked bonds).

In the default components of ratings assigned to individual obligations or instruments, the agency typically rates to the likelihood of non-payment or default in accordance with the terms of that instrument’s documentation. In limited cases, Fitch Ratings may include additional considerations (i.e. rate to a higher or lower standard than that implied in the obligation’s documentation). In such cases, the agency will make clear the assumptions underlying the agency’s opinion in the accompanying rating commentary.

Corporate Finance Obligations – Long-Term Rating Scales

Ratings of individual securities or financial obligations of a corporate issuer address relative vulnerability to default on an ordinal scale. In addition, for financial obligations in corporate finance, a measure of recovery given default on that liability is also included in the rating assessment. This notably applies to covered bonds ratings, which incorporate both an indication of the probability of default and of the recovery given a default of this debt instrument.

The relationship between issuer scale and obligation scale assumes an historical average recovery of between 30%-50% on the senior, unsecured obligations of an issuer. As a result, individual obligations of entities, such as corporations, are assigned ratings higher, lower, or the same as that entity’s issuer rating or IDR. At the lower end of the ratings scale, Fitch Ratings now additionally publishes explicit Recovery Ratings in many cases to complement issuer and obligation ratings.

AAA: Highest credit quality.

‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality.

‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High credit quality.

‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB: Good credit quality.

‘BBB’ ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB: Speculative.

‘BB’ ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B: Highly speculative.

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‘B’ ratings indicate that material credit risk is present.

CCC: Substantial credit risk.

‘CCC’ ratings indicate that substantial credit risk is present.

CC: Very high levels of credit risk.

‘CC’ ratings indicate very high levels of credit risk.

C: Exceptionally high levels of credit risk.

‘C’ indicates exceptionally high levels of credit risk.

Defaulted obligations typically are not assigned ‘RD’ or ‘D’ ratings, but are instead rated in the ‘B’ to ‘C’ rating categories, depending upon their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Note: The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ obligation rating category, or to corporate finance obligation ratings in the categories below ‘CCC’.

The subscript ‘emr’ is appended to a rating to denote embedded market risk which is beyond the scope of the rating. The designation is intended to make clear that the rating solely addresses the counterparty risk of the issuing bank. It is not meant to indicate any limitation in the analysis of the counterparty risk, which in all other respects follows published Fitch criteria for analyzing the issuing financial institution. Fitch does not rate these instruments where the principal is to any degree subject to market risk.

Short-Term Ratings

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

F1: Highest short-term credit quality.

Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2: Good short-term credit quality.

Good intrinsic capacity for timely payment of financial commitments.

F3: Fair short-term credit quality.

The intrinsic capacity for timely payment of financial commitments is adequate.

B: Speculative short-term credit quality.

Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C: High short-term default risk.

Default is a real possibility.

RD: Restricted default.

Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D: Default.

Indicates a broad-based default event for an entity, or the default of a short-term obligation.

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Moody’s

Description of Moody’s Investors Service, Inc.’s (“Moody’s”) Ratings:

Moody’s Global Rating Scales

Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.1 Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.2

Moody’s differentiates structured finance ratings from fundamental ratings (i.e., ratings on nonfinancial corporate, financial institution, and public sector entities) on the global long-term scale by adding (sf ) to all structured finance ratings. The (sf ) indicator was introduced on August 11, 2010 and explained in a special comment entitled, “Moody’s Structured Finance Rating Scale.” The addition of (sf ) to structured finance ratings should eliminate any presumption that such ratings and fundamental ratings at the same letter grade level will behave the same. The (sf ) indicator for structured finance security ratings indicates that otherwise similarly rated structured finance and fundamental securities may have different risk characteristics. Through its current methodologies, however, Moody’s aspire to achieve broad expected equivalence in structured finance and fundamental rating performance when measured over a long period of time.

Global Long-Term Rating Scale

Aaa

Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa

Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A

Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa

Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba

Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B

Obligations rated B are considered speculative and are subject to high credit risk.

Caa

Obligations rated Caa are judged to be speculative of poor standing and `are subject to very high credit risk.

Ca

Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

1For certain structured finance, preferred stock and hybrid securities in which payment default events are either not defined or do not match investors’ expectations for timely payment, the ratings reflect the likelihood of impairment and the expected financial loss in the event of impairment.

2For certain structured finance, preferred stock and hybrid securities in which payment default events are either not defined or do not match investors’ expectations for timely payment, the ratings reflect the likelihood of impairment.

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C

Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.* Note: For more information on long-term ratings assigned to obligations in default, please see the definition “Long-Term Credit Ratings for Defaulted or Impaired Securities” in the Other Definitions section of this publication. * By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

Global Short-Term Rating Scale

P-1

Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2

Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3

Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP

Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

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Appendix C – Proxy Voting Policies

ATLAS ASSET MANAGEMENT LLC

PROXY VOTING POLICY

Principles

Proxy voting and the analysis of corporate governance issues in general are important elements of the portfolio management services we provide to our advisory clients who have authorized us to address these matters on their behalf. Our guiding principles in performing proxy voting are to make decisions that favor proposals that in Atlas’s view maximize a company’s shareholder value and are not influenced by conflicts of interest. These principles reflect Atlas’s belief that sound corporate governance will create a framework within which a company can be managed in the interests of its shareholders. Atlas has adopted the policies and procedures set out below regarding the voting of proxies.

Process

To implement these guiding principles for investments in publicly traded equities for which Atlas has voting power on any record date, we follow proxy voting guidelines that have been developed by Atlas portfolio management. The guidelines embody the positions and factors Atlas generally considers important in casting proxy votes. They address a wide variety of individual topics, including, among other matters, shareholder voting rights, changes in capital structure, the election of directors, executive and director compensation, corporate transactions, issues of corporate social responsibility and various shareholder proposals. The portfolio management team may use Industry Service Provider (“ISP”) to provide research and voting recommendations for proxies relating to equity securities in accordance with the ISP’s guidelines. The principles and positions reflected in this Policy are designed to guide the portfolio management team in voting proxies, and not necessarily in making investment decisions.

Guidelines

1.	Routine Matters

We generally support routine management proposals.

2.	Board of directors

Elections - In vote decisions, we may take into consideration whether the company has a majority voting policy in place that we believe makes the director vote more meaningful. In the absence of a proxy contest, we generally support the board’s nominees for director.

Board independence - We generally support shareholder proposals requiring that a majority percentage of the company’s board members be independent directors, and promoting independent audit, compensation, and nominating/governance committees.

Board diversity - We generally support shareholder proposals urging diversity of board membership with respect to gender, race, or other factors where we believe the board has failed to take these factors into account.

Separation of Chairman and CEO - We vote on shareholder proposals to separate the referenced duties.

Director retirement age and term limits – We generally favor age and term limits.

Majority voting - We generally support proposals requesting or requiring majority voting policies in election of directors.

3.	Corporate deals & proxy fights
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We will seek to act on such proposals on a case-by-case basis in a manner that the portfolio management team believe is most likely to enhance the economic value of the underlying securities.

4.	Changes in capital structure

We will seek to act on such proposals on a case-by-case basis in a manner that the portfolio management team believe is most likely to protect and enhance existing rights and do not dilute voting rights and discounted to existing market valuations.

5.	Executive and director’s compensation

We generally support proposals that would provide employees with competitive equity compensation plans that would align with shareholder interests; reasonable fees to outside independent directors; employee stock purchase plans at reasonable market valuations and other proposals that may require the portfolio management team to analyze on a case-by-case basis.

6.	Auditors

We generally support management proposals for selection or ratification of independent auditors, unless firm has sustained credibility issues as a result of irregularities.

7.	Social Issues

We generally support proposals that would enhance disclosure on employee and board diversity, including gender, race, among other factors.

Recordkeeping

Atlas must maintain the documentation described in this Policy for a period of not less than five (5) years from the end of the fiscal year, and the first two (2) years at its principal place of business. Atlas will be responsible for the following procedures and for ensuring that the required documentation is retained. Atlas may engage an ISP to retain the proxy voting records on behalf of Its clients.

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ATLAS U.S. TACTICAL INCOME FUND, INC.

PROXY VOTING POLICY

Proposed: xxxxx

Adopted: xxxxx

The Board of Directors of the Atlas Fund (the “Board”) acknowledges their duty to supervise the voting of proxies relating to securities held by the Fund. The power to vote proxies may be delegated to a fund’s investment adviser, and it is the policy of the Atlas Fund to so delegate voting authority to Atlas Asset Management, LLC. (the “Adviser”). The Adviser has accepted the delegation to vote proxies of securities held by the Fund, and shall vote such proxies in accordance with the Adviser’s own proxy voting policies, practices and procedures; provided that the Adviser shall vote such proxies in what it deems to be in the best interests of the Fund’s shareholders and in a manner that is consistent with this Proxy Voting Policy, as amended from time to time by the Board.

To ensure that the Adviser’s voting policies, practices and procedures are in the best interests of the Fund’s shareholders and consistent with this Proxy Voting Policy, the Adviser shall review with the Executive Committee of the Board any proposed material changes or amendments to the Adviser’s proxy voting policies, practices and procedures prior to implementation.

To ensure that the Adviser is voting proxies in accordance with this Proxy Voting Policy, the Board may require the Adviser to submit proxy voting reports to the Board as deemed necessary or appropriate by the Board.

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REGISTRATION STATEMENT
of
ATLAS U.S. TACTICAL INCOME FUND, INC.
on
Form N-1A

PART C.	OTHER INFORMATION
Item 28.	Exhibits
(a)	Certificate of Incorporation – filed herewith.
(b)	By-laws – filed herewith.
(c)	The rights of holders of the securities being registered are set out in the relevant portions of the Certificate of Incorporation referenced in Exhibit (a) above.
(d) (1)	Amended Investment Advisory Agreement between the Registrant and Atlas Asset Management, LLC – filed herewith.
(e)	Amended Distribution Agreement between the Registrant and Oriental Financial Services Corp. – filed herewith.
(f)	None.
(g)	Custody Agreement between the Registrant and MUFG Union Bank, N.A. filed herewith.
(h) (1)	Master Services Agreement between the Registrant and Ultimus Fund Solutions – filed herewith.
(h) (2)	Amended Fee Waiver and Reimbursement Agreement between the Registrant and Atlas Asset Management, LLC – filed herewith.
(h) (3)	Compliance Services Agreement between the Registrant and Cipperman Compliance Services, LLC - filed herewith.
(i)	Opinion and Consent of DLA Piper LLP (US) – filed herewith.
(j)	Consent of Independent Registered Public Accounting Firm, filed herewith
(k)	Not applicable.
(l)	Subscription Agreement – to be filed by amendment.
(m)	Distribution and Services Plan – filed herewith.
(n)	Plan Pursuant to Rule 18f-3 for Operation of a Multi-Class System – filed herewith.
(p) (1)	Code of Ethics of Registrant- to be filed by amendment.
(p) (2)	Code of Ethics of Atlas Asset Management, LLC – to be filed by amendment.
(q)	Powers of Attorney for Paul Hopgood, Jaime Pandal, Jorge Padilla, Mario Iturrino and Eduardo Inclán – to be filed by amendment.

Item 29.	Persons Controlled by or Under Common Control with Registrant
None.
Item 30.	Indemnification
Article VI of the Registrant’s By-Laws, incorporated herein by reference as Exhibit (b), provides as follows:

Each Officer and each Director of the Corporation shall be indemnified by the Fund to the fullest extent permitted under the laws of Puerto Rico and the United States. No amendment to these By-Laws or repeal of any provision hereof shall limit or eliminate the benefits provided to Directors under this provision in connection with any act or omission that occurred prior to such amendment or repeal.

Each Officer and Director of the Corporation claiming indemnification within the scope of this Article VI shall be entitled to advances from the Corporation for payment of the reasonable expenses incurred by him in connection with proceedings to which he is a party in the manner and to the fullest extent permitted under applicable law without a preliminary determination as to his ultimate entitlement to indemnification (except as set forth below); provided, however, that the person seeking indemnification shall provide to the Corporation a written affirmation of his good faith belief that the standard of conduct necessary for indemnification by the Corporation has been met and a written undertaking to repay any such advance, if it should ultimately be determined that the standard of conduct has not been met, and provided further that at least one of the following additional conditions is met: (a) the person seeking indemnification shall provide a security in form and amount acceptable to the Corporation for his undertaking; (b) the Corporation is insured against losses arising by reason of the advance; (c) a majority of a quorum of non-party Independent Directors, or independent legal counsel in a written opinion, shall determine, based on a review of facts readily available to the Corporation at the time the advance is proposed to be made, that there is reason to believe that the person seeking indemnification will ultimately be found to be entitled to indemnification.

The Corporation may purchase insurance on behalf of an Officer or Director protecting such person to the fullest extent permitted under the laws of Puerto Rico, from liability arising from his activities as Officer or Director of the Corporation. The Corporation, however, may not purchase insurance on behalf of any Officer or Director of the Corporation that protects or purports to protect such person from liability to the Corporation or to its stockholders to which such Officer or Director would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

The Corporation may indemnify, make advances or purchase insurance to the extent provided in this Article VI on behalf of an employee who is not an Officer or Director of the Corporation.

Section 9 of the Investment Advisory Agreement between Registrant and Atlas Asset Management, LLC (the “Adviser”) incorporated herein by reference to exhibit (d)(1), provides for the indemnification of Atlas against certain losses as follows:

Limitation of Liability of the Adviser. The Adviser shall not be liable for any loss, expense, cost, or liability arising out of any error in judgment or any action or omission, including any instruction given to the Custodian unless (i) such action or omission involved an officer, director, employee, or agent of the Adviser and (ii) such loss, expense, cost or liability arises out of the Adviser’s negligence, malfeasance or bad faith or results in a material violation by the Adviser or any sub-adviser of the terms and conditions of the Ruling. The Adviser may rely on any notice or communication (written or oral) reasonably believed by it to be genuine. These limitations shall not relieve the Adviser from any responsibility or liability for any responsibility, obligation or duty that the Adviser may have under state statutes, the laws of Puerto Rico, or any federal securities law which is not waivable. Any person, even though also an officer, partner, employee, or agent of the Adviser or its affiliates, who may be or become a director, employee, or agent of the Fund shall be deemed, when rendering services to the Fund or acting with respect to any business of the Fund, to be rendering such service to or acting solely for the Fund and not as a director, employee, or agent or one under the control or direction of the Adviser or such affiliates even though paid by it. Nothing herein shall be deemed a waiver of any rights which the Fund may have pursuant to applicable securities laws or regulations.

The Master Services Agreement (the “Agreement”) with Ultimus Fund Solutions, LLC (the “Administrator”) provides that each of the Fund and Administrator (each an “Indemnifying Party”) agree to indemnify, defend, and protect the other party, including its directors, managers, officers, employees, and other agents (collectively, the “Indemnitees” and each an “Indemnitee”), and shall hold the Indemnitees harmless from and against any actions, suits, claims, losses, damages, liabilities, and reasonable costs, charges, and expenses (including attorney fees and investigation expenses) (collectively, “Losses”) arising directly or indirectly out of (1) the Indemnifying Party’s failure to exercise the standard of care set forth above unless such Losses were caused in part by the Indemnitees own willful misfeasance, bad faith or gross negligence; (2) any violation of Applicable Law (defined below) by the Indemnifying Party or its affiliated persons or agents relating to the Agreement and the activities thereunder; and (3) any material breach by the Indemnifying Party or its affiliated persons or agents of the Agreement.

Section 10 of the Distribution Agreement between Registrant and Oriental Financial Services Corp (the “Distributor”) incorporated herein by reference to exhibit (e), provides for the indemnification of the Distributor against certain losses as follows:

Indemnification of the Distributor. The Fund agrees to indemnify, defend and hold the Distributor, its officers, directors, employees and agents, and any person who controls the Distributor within the meaning of Section 15 of the 1933 Act, as though applicable, free and harmless from and against any and all claims, demands, liabilities and expenses (including the cost of investigating or defending such claims, demands or liabilities and any counsel fees reasonably incurred in connection therewith) which the Distributor, its officers, directors, employees, agents or any such controlling person may incur under the 1933 Act, the 1940 Act, or under Puerto Rico law or otherwise, arising out of or based upon (i) any breach of a material provision of this Agreement, (ii) any untrue statement or alleged untrue statement of a material fact contained in this Agreement, the Offering Documents, any Offering Documents supplement, or any sales literature or advertising approved or prepared by the Fund, or (iii) the omission or alleged omission to state therein a material fact necessary in order to make the statements, in the light of the circumstances under which they are made, not misleading, excluding, however, any such untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with information furnished in writing by the Distributor to the Fund expressly for use in the Offering Documents or any Offering Documents supplement; provided, however, that this indemnity agreement shall not inure to the benefit of any person who is also an officer, director or trustee of the Fund or who controls the Fund within the meaning of Section 15 of the 1933 Act, as though applicable, unless a court of competent jurisdiction shall determine, or it shall have been determined by controlling precedent, that such result would not be against public policy as expressed in the 1933 Act or the 1940 Act, as though applicable; and further provided, that in no event shall anything contained herein be so construed as to protect the Distributor against any liability to the Fund or to the Shareholders to which the Distributor would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations under this Agreement. The Fund shall not be liable to the Distributor under this indemnity agreement with respect to any claim made against the Distributor or any person indemnified under this Section 10(a) unless the Distributor or other such person shall have notified the Fund in writing of the claim within a reasonable time after the later of the summons or other first written notification giving information of the nature of the claim shall have been served upon the Distributor or such other person (or after the Distributor or the person shall have received notice of service on any designated agent). However, failure to notify the Fund of any claim shall not relieve the Fund from any liability which it may have to the Distributor or any person against whom such action is brought otherwise than on account of this indemnity agreement. The Fund shall be entitled to participate at its own expense in the defense or, if it so elects, to assume the defense of any suit brought to enforce any claims subject to this indemnity agreement. If the Fund elects to assume the defense of any such claim, the defense shall be conducted by counsel chosen by the Fund and satisfactory to indemnified defendants in the suit whose approval shall not be unreasonably withheld, delayed or conditioned. In the event that the Fund elects to assume the defense of any suit and retain counsel, the indemnified defendants shall bear the fees and expenses of any additional counsel retained by them. If the Fund does not elect to assume the defense of a suit, it will reimburse the indemnified defendants for the reasonable fees and expenses of any counsel retained by the indemnified defendants, provided that the indemnified defendants acted without willful misfeasance, bad faith or gross negligence. The Fund agrees to notify the Distributor promptly of the commencement of any litigation or proceedings against it or any of its officers or directors in connection with the issuance or sale of any of the Shares.

The Registrant intends to maintain a standard mutual fund and investment advisory professional and directors and officers liability policy. The policy shall provide coverage to the Registrant, its Directors and officers and the Adviser. Coverage under the policy will include losses by reason of any act, error, omission, misstatement, misleading statement, neglect or breach of duty.

Item 31.	Business and Other Connections of the Investment Adviser
Atlas Asset Management, LLC serves as investment adviser to the Fund. The executive officers of the Adviser are listed in the investment adviser registration on Form ADV for the Adviser (File No. 801-119872) and are hereby incorporated herein by reference thereto.

Item 32.	Principal Underwriter

(a)       Oriental Financial Services, Corp. acts as the distributor for the Registrant and the following investment companies: DGI Investment Trust

(b)       To the best of Registrant’s knowledge, the directors and executive officers of Oriental Financial Services Corp., are as follows:

Name and Principal Business Address	Positions and Offices with Underwriter
Juan Jose Santiago, 254 Munoz Rivera Ave 2nd Floor Hato Rey, PR 00918	President
Sonia Marbarak, 254 Munoz Rivera Ave 2nd Floor Hato Rey, PR 00918	Chief Compliance Officer
Glenda Liz Munoz, 254 Munoz Rivera Ave 2nd Floor Hato Rey, PR 00918	Operations Manager

(c)        Compensation Received:

Not applicable.

Item 33.	Location of Accounts and Records

(1)(a)	Atlas Asset Management, LLC, Buchanan Office Center, Road 165 #40, Suite 201, Guaynabo PR 00968 (records related to its services as the Registrant’s investment adviser and administrator).
(2)	MUFG Union Bank, N.A., 1251 Avenue of the Americas, 19th Floor, New York, NY, 10020 (records related to its services as Registrant’s custodian).
(3)	Ultimus Fund Solutions, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246 (records related to its services as Registrant’s administrator and transfer agent).
(4)	Oriental Financial Services Corp. 254 Munoz Rivera Ave 2nd Floor Hato Rey, PR 00918 (records related to its services as Registrant’s distributor).

Item 34.	Management Services
None.
Item 35.	Undertakings
None.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “1933 Act”) and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement of Atlas U.S. Tactical Income Fund, Inc. to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Juan, Puerto Rico on the 16th day of June 2021.

Atlas U.S. Tactical Income Fund, Inc.

By:	/s/ Paul Hopgood
Paul Hopgood President and Director

Pursuant to the requirements of the 1933 Act, this Registration Statement has been signed below by the following persons in the capacities indicated on the 8th day of June, 2021.

Signature	Title	Date

/s/ Paul Hopgood	President and Director	June 16, 2021
Paul Hopgood

/s/ Jaime Pandal	Vice President, Secretary, Treasurer and Director	June 16, 2021
Jaime Pandal

/s/ Jorge Padilla	Director	June 16, 2021
Jorge Padilla

/s/ Mario Iturrino	Director	June 16, 2021
Mario Iturrino

/s/ Eduardo Inclán	Director	June 16, 2021
Eduardo Inclán

Exhibit Index

(a)	Certificate of Incorporation
(b)	By-laws
(d) (1)	Amended Investment Advisory Agreement between the Registrant and Atlas Asset Management, LLC
(e)	Amended Distribution Agreement between the Registrant and Oriental Financial Services Corp.
(g)	Custody Agreement between the Registrant and MUFG Union Bank, N.A.
(h) (1)	Master Services Agreement between the Registrant and Ultimus Fund Solutions
(h) (2)	Amended Fee Waiver and Reimbursement Agreement between the Registrant and Atlas Asset Management, LLC
(h) (3)	Compliance Services Agreement between the Registrant and Cipperman Compliance Services, LLC
(i)	Opinion and Consent of DLA Piper LLP (US)
(j)	Consent of BDO
(m)	Distribution and Services Plan
(n)	Plan Pursuant to Rule 18f-3 for Operation of a Multi-Class System

Portions of these exhibits have been omitted